ANNUAL REPORT

March 31, 2002

CLASSES A, B, C, M, AND T               FIXED INCOME FUNDS
                                        ING GNMA Income
[PHOTO]                                 ING National Tax-Exempt Bond
                                        ING Intermediate Bond
                                        ING Strategic Income
                                        ING High Yield
                                        ING High Yield Opportunity
                                        ING High Yield Bond

                                        MONEY MARKET FUNDS
                                        ING Money Market
                                        ING Classic Money Market
                                        ING Lexington Money Market Trust



                                                             [LION LOGO]
                                                              ING FUNDS
                                                    (formerly the Pilgrim Funds)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...............................     1
            Portfolio Managers' Reports ......................     2
            Index Descriptions ...............................    19
            Report of Independent Accountants ................    21
            Statements of Assets and Liabilities .............    22
            Statements of Operations .........................    26
            Statements of Changes in Net Assets ..............    28
            Financial Highlights .............................    33
            Notes to Financial Statements ....................    43
            Portfolios of Investments ........................    61
            Shareholder Meeting Results ......................    84
            Tax Information ..................................    89
            Director/Trustee and Officer Information .........    90

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the March 31, 2002 Annual Report for the ING Funds (formerly, the Pilgrim Funds). There are ten Income Funds included in this Annual Report.

There have been some very important changes that have occurred over the past several months regarding the ING Funds. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to the Aetna Series Fund.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, Group merged the operations of the Aetna Series Fund into the Pilgrim Funds and renamed the entire fund complex, ING Funds.

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.


                                        Sincerely,

                                        /s/ James Hennessy

                                        James M. Hennessy
                                        President
                                        ING Funds Services, LLC
                                        April 15, 2002

ING GNMA INCOME FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING GNMA Income Fund (the "Fund") seeks to generate a high level of current income with an investment portfolio that stresses liquidity and safety of principal. The Fund only purchases securities whose interest and principal payments are guaranteed by the United States Government or its agencies. These securities include mortgage-backed securities issued by the Government National Mortgage Agency (Ginnie Mae), the Federal National Mortgage Association (Fannie
Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages.

MARKET OVERVIEW: It has been a difficult last six months for the bond market. The yield on U.S. Treasury bonds hit a low in late October but there has been a steady upward climb ever since. For example, the yield of ten-year U.S. Treasury bond spiked from 4.18% on November 7th to 5.45% at the end of the first quarter. The Lehman Brothers Government Bond Index fell 1.2% during the last six months of the year ended March 31st. Other sectors of the bond market performed better as the yield spreads narrowed between U.S. Treasury securities and corporate bonds and mortgages. Nonetheless, even the returns from these securities were uninspiring. Investors reduced their exposure to fixed income securities because they expect the Federal Reserve to engineer a sharp increase in short-term interest rates and reduce liquidity as the economy emerges from the mild 2001 recession. We believe that these fears are well grounded.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 4.38% compared to the Lehman Brothers Mortgage-Backed Securities Index which returned 6.39%.

PORTFOLIO SPECIFICS: We made an ill-advised 35% increase in the Fund's effective maturity during the December quarter. This was accomplished by lifting the Fund's holdings of long-term U.S. Treasury bonds from 3.5% of the portfolio to 7.4%. At that time, we anticipated a more pronounced economic slowdown. Unfortunately, the economy showed far more resilience than we expected. We began to reduce our interest rate exposure in March. The portfolio currently is about 15% longer than the Lehman Brothers GNMA Mortgage Index. We look to reduce that further in the months ahead. We are using cash flow to purchase premium coupon GNMA single-family mortgages. Rising interest rates have significantly diminished the risk of prepayments from these securities and they generate higher current income than multi-family project loans and low coupon single family mortgages. In essence, we are sacrificing price appreciation potential for greater income.

MARKET OUTLOOK: The bond market looks very oversold. There are plenty of arguments to be made for only a moderate tightening by the Federal Reserve. Bonds also seem to be a good buy given the low level of inflation and the relatively high valuations attached to competing investment alternatives such as stocks. Nonetheless, it's probably too early to bottom fish. We can't decide whether the recent back up in interest rates is merely a cyclical bounce associated with changes in monetary policy and the business cycle or if it is the beginning of a secular move to higher rates reflecting a breakdown in the structural trends that created the twenty year bull market in bonds. Reflecting our cushion, we are likely to increase our cash holdings and add to our single-family mortgages rather than increase our call-protected multi-family mortgage investments.

Portfolio Managers' Report                                  ING GNMA INCOME FUND
--------------------------------------------------------------------------------

                                   3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ING GNMA Income Fund
 Class A With Sales Charge         $ 9,531  $10,560  $10,792  $11,425  $12,601  $13,207  $14,870  $15,848  $16,113  $18,154  $18,948
ING GNMA Income Fund
 Class A Without Sales Charge      $10,000  $11,080  $11,323  $11,988  $13,222  $13,857  $15,603  $16,629  $16,907  $19,048  $19,882
Lehman Brothers Mortgage-Backed
 Securities Index                  $10,000  $11,108  $11,259  $11,936  $13,188  $13,973  $15,531  $16,505  $16,877  $19,011  $20,226

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2002
                                     ---------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                                          OF CLASS B         OF CLASS C     OF CLASS M AND T
                                     1 YEAR       5 YEAR       10 YEAR      10/6/00           10/13/00           2/26/01
                                     ------       ------       -------      -------           --------           -------
Including Sales Charge:
 Class A(1)                          -0.58%        6.44%        6.60%          --                 --                --
 Class B(2)                          -1.40%          --           --         4.72%                --                --
 Class C(3)                           2.66%          --           --           --               7.18%               --
 Class M(4)                           0.65%          --           --           --                 --              1.94%
 Class T(5)                           0.00%          --           --           --                 --              2.21%
Excluding Sales Charge:
 Class A                              4.38%        7.49%        7.11%          --                 --                --
 Class B                              3.53%          --           --         7.35%                --                --
 Class C                              3.65%          --           --           --               7.18%               --
 Class M                              4.03%          --           --           --                 --              5.00%
 Class T                              3.96%          --           --           --                 --              4.93%
Lehman Brothers Mortgage-Backed
 Securities Index                     6.39%        7.68%        7.30%        8.83%(6)           8.83%(6)          6.45%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%

(5) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(6)  Since inception performance for index is shown from 10/1/00.

(7)  Since inception performance for index is shown from 3/1/01.

PRINCIPAL RISK FACTOR(S): Exposure to financial and interest rate risks and prepayment risk of mortgage related securities. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not guaranteed and will fluctuate.

                 See accompanying index descriptions on page 19.

ING NATIONAL
TAX-EXEMPT BOND FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert Schonbrunn, Managing Director and Portfolio Manager; Alan Segars, CFA, Managing Director and Portfolio Manager, ING Furman Selz Capital Management LLC.

GOAL: The ING National Tax-Exempt Bond Fund (the "Fund") seeks to provide investors with a high level of current income that is exempt from Federal income taxes, consistent with preservation of capital. Using a disciplined investment philosophy the Fund invests in a diversified portfolio of tax-exempt bonds. In selecting specific issues the following criteria are used under normal market conditions:

* Minimum rating of BBB by S&P or Baa by Moody's or if not rated have comparable quality.

* Not more than 25% of the Fund's total assets will be invested in municipal securities: (1) whose issuers are located in the same state; and (2) whose interest payments are derived from revenues of similar projects.

* At least 80% of the Fund's total assets will be invested in municipal securities.

* At least 80% of the Fund's total assets will be invested in securities whose interest is not a preference item for purposes of the Federal alternative minimum tax.

MARKET OVERVIEW: In the twelve months ending March 31, 2002 the Municipal bond market experienced a significant increase of the yield curve as short-term interest rates dropped to below the 2% level while long- term rates held in a reasonably tight band around 5%. The economy experienced a short and shallow recession, which climaxed after the terrorist attack on September 11th. The Federal Reserve aggressively cut the Fed Funds rate eleven times in 2001 bringing it to 1.75%. A combination of inventory rebuilding, low energy prices, mild winter weather and low interest rates re-energized the economy in the first quarter of 2002. Capital spending remains weak, but consumer sentiment is improving despite unemployment problems. Inflation is extremely low and is not expected to rise significantly in the near future. The three-year Municipal bond maturity level had the best twelve-month performance, and the ten-year Municipal bond maturity had the lowest. Within the revenue bond sector, hospital bonds had the highest returns while housing bonds earned the lowest returns.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 2.25% compared to 3.81% for the Lehman Brothers Municipal Bond Index and 5.35% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The Fund is conservatively positioned in higher quality issues rated Aa1by Moody's, and AA+ by Standard and Poors. The average coupon is 5.59%, which provides a high cash flow. The Fund's duration at 7.10 years is below the Lehman Brothers Municipal Bond Index of 7.57 years. There are imbedded calls in most of the issues held, and as short-term interest rates declined the probability of some of the issues being called increased. The Fund has attempted to limit the exposure to short calls to reduce volatility. Using swapping programs the Fund has taken advantage of periodic overvaluation and under valuation in different states caused by supply and demand conditions. The Fund holds an 8.2% weighting in Hospitals (the best performing sector) compared to approximately 3% in the Lehman Municipal Bond Index.

MARKET OUTLOOK: The recession was shallow and short lived, and by most measures, the current assessment of the economy is extremely positive. After a series of good economic reports in the first quarter, the recovery currently appears to be stronger than had initially been expected. The bond market anticipated the turn in economic activity and, since November 2001, interest rates have moved higher across the whole yield curve. It is our expectation that Municipal short-term interest rates will rise in response to the stronger economy, while longer rates, which reflect market expectations of inflation, remain good value because of the benign inflation outlook. The Municipal bond market responds, like other markets, to increased economic activity, but it has many elements particular to it. One of the most important of these is the volatile supply and demand of municipal paper. We expect increased issuance balanced by continued strong demand and believe the Fund may be well positioned for the period ahead.

                                                                    ING NATIONAL
Portfolio Managers' Report                                  TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

                                           11/8/99   3/31/00   3/31/01   3/31/02
                                           -------   -------   -------   -------
ING National Tax-Exempt Bond
 Class A Fund With Sales Charge            $ 9,524   $ 9,638   $10,689   $10,929
ING National Tax-Exempt Bond Fund
 Class A Without Sales Charge              $10,000   $10,120   $11,224   $11,476
Lehman Brothers Municipal Bond Index       $10,000   $10,325   $11,452   $11,889
Lehman Brothers Aggregate Bond Index       $10,000   $10,171   $11,445   $12,057

                                       AVERAGE ANNUAL TOTAL RETURNS
                                   FOR THE PERIODS ENDED MARCH 31, 2002
                                   ------------------------------------
                                                    SINCE INCEPTION
                                       1 YEAR           11/8/99
                                       ------           -------
Including Sales Charge:
  Class A (1)                          -2.58%            3.77%
  Class B (2)                          -3.33%            3.89%
  Class C (3)                           0.70%            5.14%
Excluding Sales Charge:
  Class A                               2.25%            5.90%
  Class B                               1.59%            5.07%
  Class C                               1.69%            5.14%
Lehman Brothers Municipal
  Bond Index                            3.81%            7.42%(4)
Lehman Brothers Aggregate
  Bond Index                            5.35%            8.05%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 11/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects. Income received from the Fund may be subject to state and local taxes, as well as the federal alternative minimum tax.

                 See accompanying index descriptions on page 19.

ING INTERMEDIATE BOND FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: James Kauffmann, Vice President and Senior Portfolio Manager, ING Investment Management, LLC.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its total assets in investment grade debt securities.

MARKET OVERVIEW: The "new world order" did not last very long as the tranquility seen at the end of fiscal year 2000 gave way to fundamentalist warfare, increased middle east tension, anthrax scares, California energy supply issues, domestic recession, Latin American default, and the largest bankruptcy of an investment grade company in the history of the bond market. Few capital markets practitioners will lament the passing of 2001, bad news was abundant and many operated in denial mode, claiming sunshine right around the corner. The premium on nimbleness was enormous as portfolio managers were forced to deal with an unprecedented array of risk factors. The global economy fell into mild recession forcing the world's central banks to unleash an unmatched wave of interest rate easings. Despite continued consumer spending, the recession hurt the corporation through destroyed profitability, and the major equity markets turned in their second consecutive losing year. The "school of V-shaped recovery" became fully enrolled, as liquidity was abundant. By the second semester, however, many investors had dropped out to find a more reality-based curriculum in "U", "L", or "W-shaped recovery" institutions.

After a long period of risk aversion, the second quarter of 2001 proved to be an optimistic time, equity markets rose, credit risk premiums receded and prepayment risks subsided. Still riding on the central bank easing cycle, the global debt markets finished the first half of 2001 with solid absolute returns and pleasing relative returns. Conditions evaporated quickly, however, as the second half of 2001 opened on a sour note. Sentiment took a dive in July as the capital markets were confronted by an abundance of weak economic fundamentals. After a summer of poor capital market returns, along came the unforgettable events of September 11th. For a few weeks the world stood still, bond markets did not matter much as we struggled to determine if, in fact, the world had changed forever. The Fund, however, did not stand still. Although the U.S. markets were closed for days, portfolio managers were calling Japan late into the night desperately trying to buy any and all available risk-free duration as the flight to quality made a treasury rally inevitable. In addition, the managers made the most significant asset allocation shifts into mortgages and defensive credit sectors in the Fund's history. The managers were successful on all accounts, and the Fund was rewarded with generous returns.

2001 concluded on a less promising note. The Enron bankruptcy called into question the role of corporate governance, financial integrity and management self-dealing, not to mention the relationship between a company and its auditors. If Enron and the end of the bond bull market were not enough, 2001 finished with a surge in volatility as institutions went into a defensive mode in an attempt to preserve capital and fight another day. The erosion of bond prices continued into the first quarter of 2002 as bond managers felt the "performance winds" in their face. Perhaps the largest and most welcome surprise came with the sudden economic traction of the global macroeconomic cycle. Far from the initial post-September 11th forecasts of -3.0% to -4.0% GDP growth, the U.S. economy actually turned in a healthy 4th quarter growth rate of 1.7%, followed by an even stronger first quarter estimate of nearly 5%.

PERFORMANCE: For the year ended March 31, 2002, the Fund's class A shares, excluding sales charges, provided a total return of 9.27% compared to 5.35% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The Fund's outperformance of its benchmark index can be attributed to several factors.

1. First, the Fund was long duration for the first three-quarters of 2001 as interest rates declined in response to the 2001 Federal Reserve easing cycle. The Fund was then able to establish a neutral to short duration position in the first quarter of 2002, as the economic recovery gained traction and interest rates moved substantially higher.

2. Second, the managers benefited from a consistent credit sector overweight and mortgage sector underweight as credit performed well in three out of the four quarters of the year. While relative returns were positive, the Mortgage-backed securities sector was still the worst performing sector in the Lehman Brothers Aggregate Bond Index over the last twelve months.

3. Finally, security selection within the corporate bond market was vitally important, as the Fund was able to avoid many of the years' numerous credit blow-ups, including the Enron bankruptcy, while participating in the outperformance of the financial and industrial sectors.

MARKET OUTLOOK: Looking forward, the manager's will focus on the following three areas to properly position the Fund. First, the sustainability of the economic recovery is unknown. While late 2001/early 2002 growth in the economy has surprised many, time will tell if growth declines after the one-time effects of an inventory build-up, warm winter weather and declining interest rates are removed from the equation. Second, the managers believe that corporate earnings and balance sheets should improve in 2002 as corporations have cut costs and reduced capital expenditures, stock buy-backs and M&A activity. Finally, rising geopolitical risk in the Middle East could have a negative effect on market returns through expanded risk premiums; knee-jerk "flight to quality" capital flows and substantially higher oil prices.

With the prospect of improved corporate earnings and credit spreads at attractive levels historically, the Fund will continue to overweight corporate bonds and underweight treasuries. Security selection will continue to be important, however, as a large segment of the market trades at 52- week tights, but a small segment of the market trades extraordinarily wide. Within the credit sector, the manager's plan to continue to overweight the industrial and utility sectors and market weight the financial sector, as valuations do not look compelling.

Believing the economy may continue to show improvement through the first half of the year, the manager's feel the current trajectory of interest rates is higher and that the shape of the curve will become flatter, with short rates rising more than intermediate and long rates. As a result, the Fund will maintain its slightly short duration position for now.

Finally, due to rich valuations, the Fund will retain market weight mortgages as the sector has recently had outstanding returns, which might be hard to duplicate for the balance of the year.

Portfolio Manager's Report                            ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                        12/15/98   3/31/99   3/31/00   3/31/01   3/31/02
                                        --------   -------   -------   -------   -------
ING Intermediate Bond Fund
 Class A With Sales Charge               $ 9,524   $ 9,451   $ 9,538   $11,162   $12,197
ING Intermediate Bond Fund
 Class A Without Sales Charge            $10,000   $ 9,923   $10,015   $11,720   $12,807
Lehman Brothers Aggregate Bond Index     $10,000   $ 9,980   $10,167   $11,441   $12,053

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED MARCH 31, 2002
                                       ------------------------------------
                                                        SINCE INCEPTION
                                           1 YEAR           12/15/98
                                           ------           --------
Including Sales Charge:
  Class A (1)                               4.06%            6.22%
  Class B (2)                               3.51%            6.21%
  Class C (3)                               7.26%            7.00%
Excluding Sales Charge:
  Class A                                   9.27%            7.81%
  Class B                                   8.37%            6.99%
  Class C                                   8.24%            7.00%
Lehman Brothers Aggregate
  Bond Index                                5.35%            5.76%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest a portion of its assets in high yield debt securities. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. The Fund may also invest a portion of its assets in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 19.

ING STRATEGIC INCOME FUND                             Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert K. Kinsey, Vice President; Edwin Schriver, Senior Vice President, ING Investments, LLC.

GOAL: The ING Strategic Income Fund (the "Fund") seeks maximum total return by investing at least 60% of its total assets in debt securities issued by the U.S. and foreign corporations, U.S. and foreign governments and their agencies that are rated in one of the top four categories by a nationally recognized statistical rating agency.

MARKET OVERVIEW: Enron after-shocks and a funding crisis for many issuers in the commercial paper markets dominated the headlines over the last six months. Accounting and liquidity concerns prompted a sell-off of many of the largest debt issuers. Although we avoided much of the initial sell-off in names such as Qwest, Worldcom, Sprint, and Tyco, our recommitment to these names late in the second quarter of 2001 proved premature. Our holdings in Endesa, PEMEX, and United Mexican States, benefited the fund.

A precipitous rise in domestic interests rates in March trumped the positive bond market returns of January and February. The investment grade component marginally outperformed the Lehman Brothers Aggregate Bond Index in the first quarter of 2002; however, it lagged its Lipper category by a significant amount. The widely followed Lehman Brothers Aggregate Bond Index eked out a positive return of 0.09% for the quarter. Yet emerging market debt posted a strong 5.76% with riskier classes such as Eastern Europe up 10.24% during the same period.

The past year saw a divergence of returns within the high yield market. While most sectors of the market generated respectable returns in a difficult operating environment, the telecommunications sector declined sharply as it became clear that substantial excess capacity would precipitate widespread defaults. At the same time, the Enron debacle resulted in increased skepticism with respect to any issuer with aggressive accounting policies and/or material off-balance sheet liabilities. Our high yield portion underperformed both the benchmark index and the high yield peer group due to a variety of factors including unfortunate timing, an underweight exposure to BB's, an overweight exposure in CCC's, and certain specific security selections primarily within the telecommunications sector.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 0.26% compared to the Lehman Brothers Aggregate Bond Index which returned 5.35% for the same period.

PORTFOLIO SPECIFICS: For its fiscal year ending March the fund has lagged in its Lipper category, which contains a number of funds with large emerging market allocations. We have not traditionally been participants in the high beta sector of emerging markets, and this has hampered us since that asset class started a major run up in November of 2001.

Our lack of exposure to countries like Russia, Brazil, Poland, and the Philippines are chiefly responsible for our recent underperformance. Generally we maintain a neutral duration for the fund, but we let it drift lower in March as fears of aggressive central bank tightening crept into fixed income markets. The Riksbank was the first to tighten in the face of a global economic recovery.

At year end high yield comprised approximately 20% of the fund. Our high yield performance suffered from a variety of factors including unfortunate timing, an underweight exposure to higher quality BB's, an overweight exposure in lower quality CCC's, and certain specific security selections primarily within the telecommunications sector.

In the most recent quarter, the high yield portion of the fund outperformed both the index and the high yield fund peer group. As an asset class, high yield is benefiting from an improving economic outlook and strong fund flows from investors. Following the recently reported improved economic numbers, investors seem to be increasing their appetite for cyclical investments and for higher risk credits in general.

MARKET OUTLOOK: Our duration is now slightly shorter than the benchmark index. Concerns about corporate governance, accounting irregularities, and access to commercial paper markets will continue to challenge domestic credit-sensitive markets. However, we maintain our positions in some of the more beaten up names for both the carry and the potential for positive dollar returns. Looking to boost our high yield allocation, we reduced our exposure to emerging markets after a strong first quarter. In that vein we also pruned MBS, sold our Republic of Italy and British Telephone positions, and reduced Household International. We plan to maintain our overweight in the energy sector focusing on names such as PEMEX, Marathon Oil, Kerr McGee, Williams, and Conoco. At present all of our positions are dollar-denominated.

We remain bullish about the outlook for future high yield returns. Aggressive Federal Reserve easing over the past year are likely to have a lasting impact on investment and spending. Fund flows into high yield remain positive, portfolio managers have large cash positions and pension managers are still in the early stages of implementing increased high yield allocations. All of these factors provide reasons for optimism regarding returns in the short run.

In the longer-term, current market yield spreads price in a continuation of very high defaults over several years. Several studies indicate that high yield defaults are very likely to decline by the second half of this year, providing the potential for significant appreciation as the market adjusts to a lower default environment.

The most recent domestic economic data suggests that we are, indeed, in a recovery. And the current sell-off in bonds suggests that income will be the major component of credit market returns in 2002.

Portfolio Managers' Report                             ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

                                 7/27/98   3/31/99   3/31/00   3/31/01   3/31/02
                                 -------   -------   -------   -------   -------
ING Strategic Income Fund
 Class A With Sales Charge       $ 9,527   $ 9,860   $ 9,918   $10,345   $10,371
ING Strategic Income Fund
 Class A Without Sales Charge    $10,000   $10,350   $10,411   $10,859   $10,886
Lehman Brothers Aggregate
 Bond Index                      $10,000   $10,384   $10,578   $11,904   $12,540

                                           AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED MARCH 31, 2002
                                      ------------------------------------
                                                       SINCE INCEPTION
                                          1 YEAR           7/27/98
                                          ------           -------
Including Sales Charge:
  Class A (1)                             -4.52%            1.00%
  Class B (2)                             -4.81%            1.32%
  Class C (3)                             -1.10%            1.99%
Excluding Sales Charge:
  Class A                                  0.26%            2.33%
  Class B                                 -0.18%            1.98%
  Class C                                 -0.17%            1.99%
Lehman Brothers Aggregate
  Bond Index                               5.35%            6.37%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Income Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments.

                 See accompanying index descriptions on page 19.

ING HIGH YIELD FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Edwin Schriver, Russ Stiver, CFA, Andy Mitchell, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING High Yield Fund (the "Fund") seeks to provide investors with a high level of current income with capital appreciation as a secondary objective by investing in BBB and lower-rated debt securities.

MARKET OVERVIEW: The past year has been a difficult time for both the world economy and financial markets. The U.S. economy entered into a mild recession in March of 2001, primarily as a result of excess capacity, high inventories and declining business investment in the aftermath of the internet bubble. The Federal Reserve acted aggressively to ease monetary conditions in 2001, but just as the economy appeared poised for a rebound the September 11th terrorist attacks sent a shock through the economy. Economic growth finally appears to have returned in the first quarter of 2002, and financial markets are beginning to reflect a brighter outlook.

The past year has seen a divergence of returns within the high yield market. While most sectors of the market generated respectable returns in a difficult operating environment, the telecommunications sector declined sharply as it became clear that substantial excess capacity would precipitate widespread defaults. At the same time, the Enron debacle resulted in increased skepticism with respect to any issuer with aggressive accounting policies and/or material off-balance sheet liabilities.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 0.30% compared to 0.65% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: Management began re-positioning the Fund in late 2000 to reduce telecommunications exposure. While in retrospect we wish we had reduced telecom faster and more drastically, the steps taken did have a tremendous positive impact on returns. To reinvest the proceeds from telecom sales, the Fund took advantage of recessionary conditions to invest heavily in second-tier cyclical companies with sufficient liquidity to survive a lengthy recession. This strategy has paid off over the past 6 months as the recession appears to have run its course and portfolio managers scramble to increase cyclical exposure. The Fund also took advantage of the sell-off following September 11th to buy hotel and gaming company bonds at very low prices. Both of these sectors have appreciated sharply since that time.

MARKET OUTLOOK: It appears that the inventory correction that was a significant factor driving the recession has come to an end and that economic growth has returned. We expect the economy to continue to recover, but to do so slowly in the absence of any impetus for increased end-user demand. Default rates, which have risen steadily over the past year, appear to be peaking and should decline materially later this year. Despite the recent rally, high yield spreads continue to reflect a continuation of high defaults for some time. We believe that the prospect of lower default rates makes high yield securities an attractive relative value in an environment of high equity P/E ratios and very low Treasury yields. In this environment of slowly improving economic conditions, we continue to focus on second-tier companies with sufficient liquidity, avoiding speculative investments and top-tier issuers offering low yield spreads.

Portfolio Managers' Report                                   ING HIGH YIELD FUND
--------------------------------------------------------------------------------

                                   3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ING High Yield Fund
 Class A With Sales Charge         $ 9,518  $11,059  $12,072  $12,587  $14,599  $16,664  $19,558  $18,473  $17,584  $14,920  $14,964
ING High Yield Fund
 Class A Without Sales Charge      $10,000  $11,619  $12,684  $13,225  $15,338  $17,508  $20,549  $19,410  $18,475  $15,676  $15,723
Lehman Brothers High Yield
 Bond Index                        $10,000  $11,535  $12,686  $13,295  $15,227  $17,003  $19,439  $19,293  $19,352  $19,498  $20,148

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2002
                                     ----------------------------------------------------------------------
                                                                        SINCE INCEPTION     SINCE INCEPTION
                                                                       OF CLASS B AND M       OF CLASS C
                                     1 YEAR     5 YEAR     10 YEAR          7/17/95             5/27/99
                                     ------     ------     -------          -------             -------
Including Sales Charge:
  Class A(1)                         -4.36%     -3.07%       4.11%             --                  --
  Class B(2)                         -5.09%     -3.13%         --            0.81%                 --
  Class C(3)                         -1.53%        --          --              --               -7.67%
  Class M(4)                         -3.58%     -3.24%         --            0.60%                 --
Excluding Sales Charge:
  Class A                             0.30%     -2.13%       4.63%             --                  --
  Class B                            -0.66%     -2.89%         --            0.81%                 --
  Class C                            -0.64%        --          --              --               -7.67%
  Class M                            -0.37%     -2.61%         --            1.10%                 --
Lehman Brothers High Yield
  Bond Index                          0.65%      3.23%       6.99%           4.97%(5)            0.26%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception performance for index is shown from 8/1/95.

(6)  Since inception performance for index is shown from 6/1/99.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 19.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Edwin Schriver, Russ Stiver, CFA, Andy Mitchell, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING High Yield Opportunity Fund (the "Fund") invests primarily in higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth.

MARKET OVERVIEW: The past year has been a difficult time for both the world economy and financial markets. The U.S. economy entered into a mild recession in March of 2001, primarily as a result of excess capacity, high inventories and declining business investment in the aftermath of the internet bubble. The Federal Reserve acted aggressively to ease monetary conditions in 2001, but just as the economy appeared poised for a rebound the September 11th terrorist attacks sent a shock through the economy. Economic growth finally appears to have returned in the first quarter of 2002, and financial markets are beginning to reflect a brighter outlook.

The past year has seen a divergence of returns within the high yield market. While most sectors of the market generated respectable returns in a difficult operating environment, the telecommunications sector declined sharply as it became clear that substantial excess capacity would precipitate widespread defaults. At the same time, the Enron debacle resulted in increased skepticism with respect to any issuer with aggressive accounting policies and/or material off-balance sheet liabilities.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of -1.84% compared to 3.33% for the Credit Suisse First Boston High Yield Index.

PORTFOLIO SPECIFICS: Management began re-positioning the Fund in late 2000 to reduce telecommunications exposure. While in retrospect we wish we had reduced telecom faster and more drastically, the steps taken did have a tremendous positive impact on returns. To reinvest the proceeds from telecom sales, the Fund took advantage of recessionary conditions to invest in second and third-tier companies that we expect to benefit from improved economic conditions. This strategy has paid off over the past few months as the recession appears to have run its course and portfolio managers scramble to increase cyclical exposure.

MARKET OUTLOOK: It appears that the inventory correction that was a significant factor driving the recession has come to an end and that economic growth has returned. We expect the economy to continue to recover, but to do so slowly in the absence of any impetus for increased end-user demand.

Default rates, which have risen steadily over the past year, appear to be peaking and should decline materially later this year. Despite the recent rally, high yield spreads continue to reflect a continuation of high defaults for some time. We believe that the prospect of lower default rates makes high yield securities an attractive relative value in an environment of high equity P/E ratios and very low Treasury yields. In this environment of slowly improving economic conditions, we continue to focus on second and third-tier companies with sufficient asset protection and an expectation for improving financial results. Over the past few months, we have reduced top-tier holdings that offer low yield spreads.

Portfolio Managers' Report                       ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                        3/27/98   3/31/98   3/31/99   3/31/00   3/31/01   3/31/02
                                        -------   -------   -------   -------   -------   -------
ING High Yield Opportunity Fund
 Class A With Sales Charge              $ 9,527   $ 9,542   $ 9,650   $10,154   $ 8,983   $ 8,817
ING High Yield Opportunity Fund
 Class A Without Sales Charge           $10,000   $10,016   $10,129   $10,658   $ 9,428   $ 9,254
Credit Suisse First Boston High Yield
 Bond Index                             $10,000   $10,000   $ 9,925   $ 9,955   $10,031   $10,365

                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                           PERIODS ENDED MARCH 31, 2002
                                  ----------------------------------------------
                                             SINCE INCEPTION     SINCE INCEPTION
                                           OF CLASS A, B AND C     OF CLASS T
                                  1 YEAR         3/27/98             3/31/00
                                  ------         -------             -------
Including Sales Charge:
  Class A (1)                     -6.47%          -3.09%                --
  Class B (2)                     -6.82%          -2.81%                --
  Class C (3)                     -3.46%          -2.52%                --
  Class T (4)                     -5.64%             --              -8.59%
Excluding Sales Charge:
  Class A                         -1.84%          -1.91%                --
  Class B                         -2.49%          -2.49%                --
  Class C                         -2.60%          -2.52%                --
  Class T                         -2.18%             --              -7.48%
Credit Suisse First Boston
  High Yield Bond Index            3.33%           0.90%(5)           2.04%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reflects deduction of the Class T deferred sales charge of 4% and 3%, respectively, for the 1 year and since inception returns.

(5)  Since inception performance for index is shown from 04/01/98.

(6)  Since inception performance for index is shown from 04/01/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 19.

ING HIGH YIELD BOND FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Greg Jacobs, CFA; Kurt Kringelis, CFA, ING Investment Management, LLC.

GOAL: The ING High Yield Bond Fund (the "Fund") seeks to provide investors with high levels of current income and total return by investing at least 80% of its total assets in high yield bonds.

MARKET OVERVIEW: Several factors including a decelerating economy, the September 11th terrorist attacks, increasing default rate, tightening bank credit requirements, Enron and a wireline telecommunications meltdown contributed to an extremely volatile high yield market over the last year. For the twelve months ending March 31, 2002, the Lehman Brothers High Yield Bond Index had a total return of 0.65%.

During the last twelve months, the best performing sectors were mainly consumer-oriented sectors such as retail with a 20.5% return; healthcare 15.8%; gaming at 13.2%, and lodging 12.5%. Other outperforming sectors included capital goods 14.4%; media 12.4%; paper 11.2%, and chemicals 7.2%. Over the same time period, the worst performing high yield sector was wireline telecommunications with a -59.7% return followed by internet/data -21.1% return; airlines -13.9%; wireless telecommunications -11.0% and financial institutions -4.8%.

The higher quality portion of the high yield universe significantly outperformed the rest of the market over the last 12 months. BB-rated securities, on average, had a 7.9% total return over the last twelve months outperforming B-rated securities by 950 basis points, Caa-rated securities by 2200 basis points and Ca/D-rated securities by 110 basis points. The out-performance is largely due to the post September 11th flight to quality, and the deterioration of the telecommunications sector.

PERFORMANCE: For the year ended March 31, 2002, the Fund's Class A shares, excluding sales charges, provided a total return of 1.94% compared to 0.65% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: The Fund's outperformance during the past 12 months can be primarily attributed to two broad portfolio strategies:

First, in April 2001, the portfolio's exposure to wireline telecommunications was reduced. This was due primarily to concern over operational, valuation and liquidity issues. The portfolio was underweight wireline relative to the index for most of the last twelve months, and had no exposure for most of the year. This strategy had a very positive impact on performance as the sector had a total return of -59.7% for the twelve-month period.

Second, in June, July and August 2001, the portfolio was defensively repositioned into higher quality, liquid securities. This strategy was implemented because the Portfolio Managers were becoming less comfortable with the timing and magnitude of a 2001 economic recovery. While this strategy was not related to the events of September 11th, it left the portfolio well positioned for the post 9-11 environment. As a result, the portfolio outperformed the index by 241 basis points during the month of October.

MARKET OUTLOOK: While the last twelve months were among the most volatile in recent history, the market has stabilized significantly in 2002. With the economy rebounding and default rates peaking, liquidity is returning to the high yield market, and consistent inflows from retail and institutional investors have provided strong demand. U.S. domestic high yield had a strong first quarter in 2002 relative to other fixed income assets. In the face of a weakening Treasury market, the Lehman Brothers High Yield Bond Index had a total return of 1.68%, outperforming Investment Grade Credit by 195 basis points and Treasuries by 231 basis points. As a result of the strong first quarter performance, the average spread to Treasury of the Lehman Brothers High Yield Bond Index tightened by 99 basis points during the first quarter.

The high yield market currently appears to be near fair value. Current market levels have largely priced in the apparent economic recovery. While further spread tightening may occur in the near term, a rising interest rate environment may offset the total return impact.

From a fundamental standpoint, the credit quality of the high yield universe is beginning to marginally improve. Default rates appear to have peaked, corporate leverage is declining, and issuers' management is showing fiscal restraint by reigning in capital expenditures and preserving liquidity. If these trends continue, the high yield market should gain fundamental strength. Correspondingly, the market could see a trend of gradual spread tightening over the next one to two years.

Portfolio Managers' Report                              ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                12/15/98  3/31/99   3/31/00   3/31/01   3/31/02
                                --------  -------   -------   -------   -------
ING High Yield Bond Fund
 Class A With Sales Charge      $ 9,524   $ 9,906   $10,256   $10,902   $11,113
ING High Yield Bond Fund
 Class A Without Sales Charge   $10,000   $10,401   $10,769   $11,447   $11,668
Lehman Brothers High Yield
 Bond Index                     $10,000   $10,196   $10,011   $10,263   $10,330

                                           AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED MARCH 31, 2002
                                       ------------------------------------
                                                        SINCE INCEPTION
                                           1 YEAR           12/15/98
                                           ------           --------
Including Sales Charge:
  Class A (1)                              -2.94%            3.26%
  Class B (2)                              -3.38%            3.30%
  Class C (3)                               0.27%            4.02%
Excluding Sales Charge:
  Class A                                   1.94%            4.80%
  Class B                                   1.29%            4.03%
  Class C                                   1.21%            4.02%
Lehman Brothers High Yield
  Bond Index                                0.65%            0.98%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments.

                 See accompanying index descriptions on page 19.

ING MONEY MARKET FUND                                 Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING Money Market Fund (the "Fund") seeks to provide a high level of current income while preserving capital and liquidity. The portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk.

MARKET OVERVIEW: The Federal Reserve continued to guide short-term interest rates lower during their final meetings of 2001. The committee set a new standard for easing monetary policy by lowering the overnight federal funds rate eleven separate occasions. By the end of the year, short-term interest rates stood at a forty year low of 1.75%. More recently, however, the Federal Reserve has taken its foot off of the monetary accelerator and shifted its bias directive to neutral from weakness. Data suggesting an economic recovery became more encouraging during the first quarter of 2002. For starters, the anemic manufacturing sector appears to be strengthening as evidenced by two consecutive strong readings from the Institute for Supply Management's (ISM, formerly NAPM) Index of manufacturing activity. In particular, the strength in the new orders component suggests strong gains in near term factory orders and production. Moreover, consumers continue to add momentum to an economy beginning to wake up. The various consumer reports have registered significant improvement in consumer attitudes in recent months. In all, first quarter GDP estimates have swelled from 1% to almost 6% as positive economic data filters through.

However, the labor market still appears to be soft. The unemployment rate rebounded to 5.7% recently and payroll gains have been nearly offset by downward revisions to prior months data. Moreover, the March increase was not broad based and the manufacturing sector continued its 20th straight month of job losses. The March employment report underscores the cautious approach businesses have adopted as the economy recovers. Many firms have relied on temporary workers rather than hiring permanent employees or have simply extended the workweek.

In the commercial paper market, issuance of nonfinancial securities dropped precipitously by the end of 2001, nearly 34% from the prior year. The slowdown in the economy substantially reduced companies' needs for short-term funds that are typically used to finance inventory. So far in 2002, the commercial paper market has experienced three upgrades compared to 23 downgrades. Many of these companies have been forced to find alternative means of financing to the unsecured commercial paper market. Opportunities have been found in the corporate bond and asset-backed markets.

PORTFOLIO SPECIFICS: We extended the average maturity of the Fund to 28 days by the end of the first quarter. During the slowdown we have been hesitant to extend the maturity of the portfolio much further because of the heightened credit risk associated with weaker business conditions, as noted by the earlier mentioned number of downgrades. The Federal Reserve's easing cycle has ended. Therefore, we will purchase those securities that offer the most attractive rate compared to the daily Federal Funds target. This strategy will allow us to add a little bit more yield in this low rate environment while also preserving the credit quality of the portfolio. Additionally, we do not expect to extend the average maturity of the Fund much more in anticipation of a shift in Fed policy in the coming months.

MARKET OUTLOOK: The combination of stronger economic data and the neutral bias of monetary policy has helped forward rates to imply a high degree of Fed tightening by year end. While we anticipate the Fed may raise overnight rates, we expect the moves could occur later rather than sooner, and much slower than anticipated in the various futures market. The Fed may tighten only when an expansion is definite. Moreover, unrest in the Middle East coupled with escalating energy prices could certainly delay any Fed action. We do not anticipate the Federal Reserve to begin tightening monetary policy until at least the second half of the year.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ING CLASSIC MONEY MARKET FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income as is consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

MARKET OVERVIEW: The money markets were very active in the one-year period ended March 31, 2002. The fiscal year began on April 1, 2001 with a Fed Funds target rate of 5% and the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") in an "easing" mode. In fact, the Fed began its easing cycle early in 2001 and continued it throughout the year lowering its Fed Funds target rate by 475 basis points in 2001 to 1.75% by December.

According to the National Bureau of Economic Research, the current recession started in March 2001. Many market participants, while unsure whether or not the economy was in recession, believed that some parts of the economy were beginning to stabilize at the end of the summer, and predicted an end to the Fed's easing cycle by December. However, the tragic terrorist events of September 11th dashed hope of an economic recovery, unsettled the financial markets and plunged the economy fully into recession. The Fed did not disappoint in light of the terrorist activity and economic slump and, with few inflationary concerns, continued to reduce rates through the end of the year.

2002 began with a market view that the Fed would lower rates once more on January 30th at its FOMC meeting. However, views changed during the month and the Fed left its Fed Funds target unchanged at 1.75%. By the FOMC's mid-March meeting, economic indicators were stronger than anticipated and market participants fully changed their views to expectations of increases in the Fed Funds rate and economic recovery by second half of 2002.

The LIBOR yield curve was volatile during January, stable during February and steepened significantly during March. The curve from 1-month LIBOR to 12-month LIBOR increased from 57 basis points in December to 121 basis points at the end of March. All of the increase came from a back up in the 12-month LIBOR rate as market participants begin to price in future Fed tightenings.

PORTFOLIO SPECIFICS: The Fund's primary strategy for most of the year was to maintain an average maturity longer than its competitors. Throughout much of the year, the Fund utilized a barbell strategy. Purchases of nine-month and one-year paper were made in advance of reductions in the Fed Funds rate. The purchase of longer paper contributed to Fund performance. By year-end, however, with the end of the Fed's easing cycle nearing, the Fund began to restrict new purchases to those maturing in less than six months. In addition, when available, the Fund increased its purchase of floating rate notes, which should perform nicely in a rising rate environment.

MARKET OUTLOOK: Going forward, most market participants continue to expect economic recovery by the second half of the year. In addition, most expect the Fed to begin to raise its Fed Funds target by June. Given this backdrop, the Fund plans to keep its duration neutral to or shorter than the benchmark, but will consider purchasing longer securities (greater than six months) if rates make sense given Fed Funds rate expectations.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ING LEXINGTON MONEY MARKET TRUST                      Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING Lexington Money Market Trust (the "Trust") seeks to provide high current income while preserving capital and liquidity. This objective is achieved by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. The Trust primarily invests in the commercial paper of "First Tier" credits. First Tier obligations are those that are rated within the top two credit rating categories of all nationally recognized statistical rating organizations (NRSRO). These securities are determined to present minimal credit risk.

MARKET OVERVIEW: The Federal Reserve continued to guide short-term interest rates lower during their final meetings of 2001. The committee set a new standard for easing monetary policy by lowering the overnight federal funds rate eleven separate occasions. By the end of the year, short-term interest rates stood at a forty year low of 1.75%. More recently, however, the Federal Reserve has taken its foot off of the monetary accelerator and shifted its bias directive to neutral from weakness. Data suggesting an economic recovery became more encouraging during the first quarter of 2002. For starters, the anemic manufacturing sector appears to be strengthening as evidenced by two consecutive strong readings from the Institute for Supply Management's (ISM, formerly NAPM) index of manufacturing activity. In particular, the strength in the new orders component suggests strong gains in near term factory orders and production. Moreover, consumers continue to add momentum to an economy beginning to wake up. The various consumer reports have registered significant improvement in consumer attitudes in recent months. In all, first quarter GDP estimates have swelled from 1% to almost 6% as positive economic data filters through.

However, the labor market still appears to be soft. The unemployment rate rebounded to 5.7% recently and payroll gains have been nearly offset by downward revisions to prior months data. Moreover, the March increase was not broad based and the manufacturing sector continued its 20th straight month of job losses. The March employment report underscores the cautious approach businesses have adopted as the economy recovers. Many firms have relied on temporary workers rather than hiring permanent employees or have simply extended the workweek.

In the commercial paper market issuance of nonfinancial securities dropped precipitously by the end of 2001, nearly 34% from the prior year. The slowdown in the economy substantially reduced companies' needs for short-term funds that are typically used to finance inventory. So far in 2002 the commercial paper market has experienced three upgrades compared to 23 downgrades. Many of these companies have been forced to find alternative means of financing to the unsecured commercial paper market. Opportunities have been found in the corporate bond and asset-backed markets.

PORTFOLIO SPECIFICS: We extended the average maturity of the Trust to 32 days by the end of the first quarter. During the slowdown we have been hesitant to extend the maturity of the portfolio much further because of the heightened credit risk associated with weaker business conditions, as noted by the earlier mentioned number of downgrades. The Federal Reserve's easing cycle has ended. Therefore, we will purchase those securities that offer the most attractive rate compared to the daily Federal Funds target. This strategy will allow us to add a little bit more yield in this low rate environment while also preserving the credit quality of the portfolio. Additionally, we do not expect to extend the average maturity of the Trust much more in anticipation of a shift in Fed policy in coming months.

MARKET OUTLOOK: The combination of stronger economic data and the neutral bias of monetary policy have helped forward rates to imply a high degree of Fed tightening by year end. While we anticipate the Fed may raise overnight rates, we expect the moves could occur later rather than sooner, and much slower than anticipated in the various futures market. The Fed may tighten only when an expansion is definite. Moreover, unrest in the Middle East coupled with escalating energy prices could certainly delay any Fed action. We do not anticipate the Federal Reserve to begin tightening monetary policy until at least the second half of the year.

PRINCIPAL RISK FACTOR(S): An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The LEHMAN BROTHERS GOVERNMENT BOND INDEX: A market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

The LEHMAN BROTHERS GNMA MORTGAGE INDEX is a total comprehensive GNMA index comprised of 30-year GNMA pass-throughs, 15-year GNMA pass-throughs, and GNMA Graduated Payment Mortgages.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum tax.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The CREDIT SUISSE FIRST BOSTON HIGH YIELD BOND INDEX is an index of high yield bonds rated BB or below.

The INSTITUTE FOR SUPPLY MANAGEMENT'S INDEX (ISM, FORMERLY NAPM) is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of the ING Funds Trust, ING Lexington Money Market Trust and the Board of Directors and Shareholders of ING
     Mutual Funds, ING Investment Funds, Inc. and ING
     GNMA Income Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ING National Tax-Exempt Bond Fund (formerly Pilgrim National Tax-Exempt Bond Fund), ING Intermediate Bond Fund (formerly Pilgrim Intermediate Bond Fund), ING High Yield Bond Fund (formerly Pilgrim High Yield Bond Fund) and ING Classic Money Market Fund (formerly ING Pilgrim Money Market Fund), four of the ten funds comprising ING Funds Trust (formerly Pilgrim Funds Trust), ING Strategic Income Fund (formerly Pilgrim Strategic Income Fund), ING High Yield Opportunity Fund (formerly Pilgrim High Yield Fund II), and ING Money Market Fund (formerly Pilgrim Money Market Fund), three of the twelve funds comprising ING Mutual Funds (formerly Pilgrim Mutual Funds), ING High Yield Fund (formerly Pilgrim High Yield Fund), one of the two funds c omprising ING Investment Funds, Inc. (formerly Pilgrim Investment Funds, Inc.), ING GNMA Income Fund, Inc. (formerly Pilgrim GNMA Income Fund, Inc.) and ING Lexington Money Market Trust (formerly Lexington Money Market Trust), each a "Fund" collectively the "Funds3, at March 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the periods indicated except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reas onable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

For all periods ending prior to and including December 31, 2000 for ING GNMA Income Fund, Inc. and ING Lexington Money Market Trust, the statements of changes in net assets and financial highlights were audited by other independent accountants whose reports dated February 26, 2001 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including October 31, 2000 for ING National Tax-Exempt Bond Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Classic Money Market Fund, the statements of changes in net assets and financial highlights were audited by other independent accountants whose report dated December 5, 2000 expressed unqualified opinions on those financial statements and financial highlights.

For all periods ending prior to and including June 30, 2000 for ING Strategic Income Fund, ING High Yield Opportunity Fund, ING Money Market Fund and ING High Yield Fund, the statements of changes in net assets and financial highlights were audited by other independent accountants whose report dated August 4, 2000 expressed unqualified opinions on those financial statements and financial highlights.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
May 15, 2002

           STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2002
--------------------------------------------------------------------------------

                                                                      ING            ING              ING
                                                    ING             NATIONAL     INTERMEDIATE       STRATEGIC          ING
                                                 GNMA INCOME    TAX-EXEMPT BOND      BOND            INCOME         HIGH YIELD
                                                    FUND              FUND           FUND             FUND             FUND
                                                -------------    -------------   -------------    -------------    -------------
ASSETS:
Investments in securities at value*             $ 655,057,976    $  23,862,287   $  76,313,970    $  45,967,772    $ 164,896,258
Short-term investments at amortized cost            3,440,930          263,000       7,267,410        3,838,000       14,683,000
Cash                                                       --            1,014         251,472          283,285               --
Receivables:
  Investment securities sold                               --               --      17,998,036        1,392,165               --
  Fund shares sold                                  6,519,726               --         158,462           35,075          320,775
  Dividends and interest                            3,890,431          336,323         678,271          548,999        4,781,894
Prepaid expenses                                       95,238              127          11,257           14,223            9,371
Reimbursement due from manager                             --            4,586           6,131           50,346           28,545
                                                -------------    -------------   -------------    -------------    -------------
    Total assets                                  669,004,301       24,467,337     102,685,009       52,129,865      184,719,843
                                                -------------    -------------   -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased         1,475,475               --      33,575,611          495,285          990,066
Payable for fund shares redeemed                      293,211               --          54,063          141,043          417,955
Payable to affiliates                                 566,051           18,758          56,582           47,602          227,697
Payable to custodian                                  237,236               --              --               --           41,754
Other accrued expenses and liabilities                445,826           43,775          97,775          146,215          212,136
                                                -------------    -------------   -------------    -------------    -------------
    Total liabilities                               3,017,799           62,533      33,784,031          830,145        1,889,608
                                                -------------    -------------   -------------    -------------    -------------
NET ASSETS                                      $ 665,986,502    $  24,404,804   $  68,900,978    $  51,299,720    $ 182,830,235
                                                =============    =============   =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $ 671,000,210    $  23,645,299   $  69,527,244    $  63,368,989    $ 369,199,680
Accumulated net investment income (loss)            3,756,751               --          25,666          323,172         (575,150)
Accumulated net realized gain (loss) on
 investments and foreign currencies               (17,905,988)          65,693        (358,237)     (10,413,673)    (181,333,204)
Net unrealized appreciation (depreciation) of
 investments and foreign currencies                 9,135,529          693,812        (293,695)      (1,978,768)      (4,461,091)
                                                -------------    -------------   -------------    -------------    -------------
NET ASSETS                                      $ 665,986,502    $  24,404,804   $  68,900,978    $  51,299,720    $ 182,830,235
                                                =============    =============   =============    =============    =============
* Cost of securities                            $ 645,922,447    $  23,168,475   $  76,607,665    $  47,946,540    $ 169,357,314

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2002
--------------------------------------------------------------------------------

                                                                         ING              ING             ING
                                                        ING            NATIONAL       INTERMEDIATE     STRATEGIC          ING
                                                     GNMA INCOME      TAX-EXEMPT          BOND           INCOME        HIGH YIELD
                                                        FUND          BOND FUND           FUND            FUND            FUND
                                                    ------------     ------------     ------------    ------------    ------------
CLASS A:
Net assets                                          $535,902,771     $ 22,868,492     $ 41,502,598    $ 34,386,676    $ 61,930,136
Shares authorized                                    730,000,000        unlimited        unlimited       unlimited      80,000,000
Par value                                           $       0.01     $      0.001     $      0.001    $       0.00    $       0.10
Shares outstanding                                    62,794,241        2,215,204        4,187,712       3,140,271      17,909,669
Net asset value and redemption price per share      $       8.53     $      10.32     $       9.91    $      10.95    $       3.46
Maximum offering price per share (4.75%)(1)         $       8.96     $      10.83     $      10.40    $      11.50    $       3.63

CLASS B:
Net assets                                          $ 79,301,877     $  1,265,269     $ 11,216,470    $ 11,847,928    $111,177,019
Shares authorized                                    100,000,000        unlimited        unlimited       unlimited      80,000,000
Par value                                           $       0.01     $      0.001     $      0.001    $       0.00    $       0.10
Shares outstanding                                     9,328,749          122,719        1,133,000       1,108,856      32,180,338
Net asset value and redemption price per share(2)   $       8.50     $      10.31     $       9.90    $      10.68    $       3.45
Maximum offering price per share                    $       8.50     $      10.31     $       9.90    $      10.68    $       3.45

CLASS C:
Net assets                                          $ 37,192,984     $    271,043     $  6,382,223    $  4,963,936    $  4,782,279
Shares authorized                                     50,000,000        unlimited        unlimited       unlimited      20,000,000
Par value                                           $       0.01     $      0.001     $      0.001    $       0.00    $       0.10
Shares outstanding                                     4,370,441           26,248          644,590         443,117       1,386,700
Net asset value and redemption price per share(2)   $       8.51     $      10.33     $       9.90    $      11.20    $       3.45
Maximum offering price per share                    $       8.51     $      10.33     $       9.90    $      11.20    $       3.45

CLASS I:
Net assets                                          $  1,615,042              n/a     $  9,799,687             n/a             n/a
Shares authorized                                     50,000,000              n/a        unlimited             n/a             n/a
Par value                                           $       0.01              n/a     $      0.001             n/a             n/a
Shares outstanding                                       189,100              n/a          988,422             n/a             n/a
Net asset value and redemption price per share      $       8.54              n/a     $       9.91             n/a             n/a
Maximum offering price per share                    $       8.54              n/a     $       9.91             n/a             n/a

CLASS M:
Net assets                                          $    495,030              n/a              n/a             n/a    $  4,921,968
Shares authorized                                     10,000,000              n/a              n/a             n/a       5,000,000
Par value                                           $       0.01              n/a              n/a             n/a    $       0.10
Shares outstanding                                        57,978              n/a              n/a             n/a       1,418,915
Net asset value and redemption price per share      $       8.54              n/a              n/a             n/a    $       3.47
Maximum offering price per share (3.25%)(3)         $       8.83              n/a              n/a             n/a    $       3.59

CLASS Q:
Net assets                                          $    203,802              n/a              n/a    $    101,180    $     18,833
Shares authorized                                     50,000,000              n/a              n/a       unlimited      20,000,000
Par value                                           $       0.01              n/a              n/a    $       0.00    $       0.10
Shares outstanding                                        23,862              n/a              n/a           9,770           5,450
Net asset value and redemption price per share      $       8.54              n/a              n/a    $      10.36    $       3.46
Maximum offering price per share                    $       8.54              n/a              n/a    $      10.36    $       3.46

CLASS T:
Net assets                                          $ 11,274,996              n/a              n/a             n/a             n/a
Shares authorized                                     10,000,000              n/a              n/a             n/a             n/a
Par value                                           $       0.01              n/a              n/a             n/a             n/a
Shares outstanding                                     1,321,108              n/a              n/a             n/a             n/a
Net asset value and redemption price per share(2)   $       8.53              n/a              n/a             n/a             n/a
Maximum offering price per share                    $       8.53              n/a              n/a             n/a             n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2002
--------------------------------------------------------------------------------

                                                      ING              ING                                 ING             ING
                                                   HIGH YIELD       HIGH YIELD            ING            CLASSIC        LEXINGTON
                                                  OPPORTUNITY          BOND           MONEY MARKET     MONEY MARKET    MONEY MARKET
                                                      FUND             FUND               FUND             FUND            TRUST
                                                 -------------    -------------      -------------    -------------   -------------
ASSETS:
Investments in securities at value*              $ 205,803,089    $  43,495,888      $          --    $          --   $          --
Short-term investments at amortized cost            20,880,000        5,168,000(1)      69,301,087      548,972,625      55,543,886
Cash                                                        --           52,031            138,358               --              --
Receivables:
  Investment securities sold                         1,850,056          434,104                 --               --              --
  Fund shares sold                                     239,072               --                100        2,389,431              --
  Dividends and interest                             6,563,809        1,053,896                  7        3,612,989              13
  Other                                                     --               --             66,899               --             311
Prepaid expenses                                        33,752           10,622              8,920           25,897          12,642
Reimbursement due from manager                         269,609           18,913             50,504          119,845              --
                                                 -------------    -------------      -------------    -------------   -------------
    Total assets                                   235,639,387       50,233,454         69,565,875      555,120,787      55,556,852
                                                 -------------    -------------      -------------    -------------   -------------
LIABILITIES:
Payable for investment securities purchased                 --        3,128,098                 --               --              --
Payable for fund shares redeemed                       201,217           84,877            166,580               --              --
Payable to affiliates                                  307,069           41,871             25,810          308,896          37,359
Payable to custodian                                   140,588               --                 --        1,992,068          86,559
Other accrued expenses and liabilities               1,463,997          148,058             61,493          243,412         210,542
                                                 -------------    -------------      -------------    -------------   -------------
    Total liabilities                                2,112,871        3,402,904            253,883        2,544,376         334,460
                                                 -------------    -------------      -------------    -------------   -------------
NET ASSETS                                       $ 233,526,516    $  46,830,550      $  69,311,992    $ 552,576,411   $  55,222,392
                                                 =============    =============      =============    =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 832,789,402    $  52,235,220      $  69,239,774    $ 552,611,722   $  55,222,392
Accumulated net investment income (loss)            (4,531,528)              --             78,256               --              --
Accumulated net realized loss on investments
 and foreign currencies                           (489,379,065)      (5,853,862)            (6,038)         (35,311)             --
Net unrealized appreciation (depreciation) of
 investments and foreign currencies               (105,352,293)         449,192                 --               --              --
                                                 -------------    -------------      -------------    -------------   -------------
NET ASSETS                                       $ 233,526,516    $  46,830,550      $  69,311,992    $ 552,576,411   $  55,222,392
                                                 =============    =============      =============    =============   =============
* Cost of securities                             $ 311,063,316    $  43,046,696      $          --    $          --   $          --

----------
(1) Short-term investments include a repurchase agreement at value of $5,168,000.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2002
--------------------------------------------------------------------------------

                                                        ING            ING                           ING            ING
                                                     HIGH YIELD     HIGH YIELD        ING          CLASSIC       LEXINGTON
                                                    OPPORTUNITY        BOND       MONEY MARKET   MONEY MARKET   MONEY MARKET
                                                        FUND           FUND           FUND           FUND           TRUST
                                                    ------------   ------------   ------------   ------------   ------------
CLASS A:
Net assets                                          $ 53,122,292   $ 38,524,697   $ 28,667,913   $549,999,170   $ 55,222,392
Shares authorized                                      unlimited      unlimited      unlimited      unlimited      unlimited
Par value                                           $       0.00   $      0.001   $       0.00   $      0.001   $       0.01
Shares outstanding                                     7,074,683      4,408,746     28,676,261    550,054,615     55,222,392
Net asset value and redemption price per share      $       7.51   $       8.74   $       1.00   $       1.00   $       1.00
Maximum offering price per share (4.75%)(1)         $       7.88   $       9.18   $       1.00   $       1.00   $       1.00

CLASS B:
Net assets                                          $143,741,803   $  6,672,781   $ 30,241,286   $  1,987,230            n/a
Shares authorized                                      unlimited      unlimited      unlimited      unlimited            n/a
Par value                                           $       0.00   $      0.001   $       0.00   $      0.001            n/a
Shares outstanding                                    19,061,517        763,817     30,246,164      1,987,702            n/a
Net asset value and redemption price per share(2)   $       7.54   $       8.74   $       1.00   $       1.00            n/a
Maximum offering price per share                    $       7.54   $       8.74   $       1.00   $       1.00            n/a

CLASS C:
Net assets                                          $ 24,674,343   $  1,633,072   $ 10,402,793   $    589,915            n/a
Shares authorized                                      unlimited      unlimited      unlimited      unlimited            n/a
Par value                                           $       0.00   $      0.001   $       0.00   $      0.001            n/a
Shares outstanding                                     3,274,654        186,894     10,406,444        589,777            n/a
Net asset value and redemption price per share(2)   $       7.53   $       8.74   $       1.00   $       1.00            n/a
Maximum offering price per share                    $       7.53   $       8.74   $       1.00   $       1.00            n/a

CLASS I:
Net assets                                                   n/a            n/a            n/a   $         96            n/a
Shares authorized                                            n/a            n/a            n/a      unlimited            n/a
Par value                                                    n/a            n/a            n/a   $      0.001            n/a
Shares outstanding                                           n/a            n/a            n/a             96            n/a
Net asset value and redemption price per share               n/a            n/a            n/a   $       1.00            n/a
Maximum offering price per share                             n/a            n/a            n/a   $       1.00            n/a

CLASS Q:
Net assets                                          $  1,660,474            n/a            n/a            n/a            n/a
Shares authorized                                      unlimited            n/a            n/a            n/a            n/a
Par value                                           $       0.00            n/a            n/a            n/a            n/a
Shares outstanding                                       220,314            n/a            n/a            n/a            n/a
Net asset value and redemption price per share      $       7.54            n/a            n/a            n/a            n/a
Maximum offering price per share                    $       7.54            n/a            n/a            n/a            n/a

CLASS T:
Net assets                                          $ 10,327,604            n/a            n/a            n/a            n/a
Shares authorized                                      unlimited            n/a            n/a            n/a            n/a
Par value                                           $       0.00            n/a            n/a            n/a            n/a
Shares outstanding                                     1,373,716            n/a            n/a            n/a            n/a
Net asset value and redemption price per share(2)   $       7.52            n/a            n/a            n/a            n/a
Maximum offering price per share                    $       7.52            n/a            n/a            n/a            n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended March 31, 2002
--------------------------------------------------------------------------------

                                                                  ING             ING             ING
                                                  ING           NATIONAL      INTERMEDIATE     STRATEGIC          ING
                                               GNMA INCOME     TAX-EXEMPT         BOND           INCOME        HIGH YIELD
                                                  FUND          BOND FUND         FUND            FUND            FUND
                                              ------------    ------------    ------------    ------------    ------------
INVESTMENT INCOME:
Dividends(1)                                  $         --    $         --    $     60,020    $    144,031    $         --
Interest (net of foreign withholding tax)*      38,822,790       1,218,124       3,045,090       3,825,463      20,092,504
Other income                                        69,305              --          11,811              --          33,113
                                              ------------    ------------    ------------    ------------    ------------
  Total investment income                       38,892,095       1,218,124       3,116,921       3,969,494      20,125,617
                                              ------------    ------------    ------------    ------------    ------------
EXPENSES:
Investment management fees                       3,029,006         120,328         257,006         238,822       1,141,988
Distribution fees:
  Class A                                        1,231,066          79,222         133,075         131,234         143,286
  Class B                                          629,174           9,617          66,289          75,778       1,217,290
  Class C                                          244,330           4,691          47,701          39,390          49,844
  Class M                                            2,557              --              --              --          47,257
  Class Q                                            1,478              --              --             551               6
  Class T                                           93,197              --              --              --              --
Transfer agent fees:
  Class A                                          728,053          27,529          50,517          59,180          98,886
  Class B                                           92,827           1,156           8,751          16,221         210,030
  Class C                                           35,985             581           6,411           8,346           8,598
  Class I                                              144              --             990              --              --
  Class M                                              501              --              --              --          10,900
  Class Q                                              353              --              --              22               1
  Class T                                           21,614              --              --              --              --
Administrative and service fees                    602,635          24,066          51,401           9,892           6,270
Shareholder reporting fees                         329,697          10,251          18,443          10,229          80,560
Registration and filing fees                       226,977          58,761          38,617          85,534          84,277
Professional fees                                  331,138          16,895          23,435          21,976          57,248
Custody and accounting fees                        267,912          15,678          50,609          40,879          71,417
Directors' fees                                     31,489             890           2,345           1,710           7,897
Insurance fees                                      13,343           1,636           2,697           3,060           3,916
Miscellaneous fees                                  55,939           3,214           6,789          31,727          11,437
                                              ------------    ------------    ------------    ------------    ------------
  Total expenses                                 7,969,415         374,515         765,076         774,551       3,251,108
                                              ------------    ------------    ------------    ------------    ------------
Less:
  Waived and reimbursed fees                            --         100,186          94,760         197,052         178,851
                                              ------------    ------------    ------------    ------------    ------------
  Net expenses                                   7,969,415         274,329         670,316         577,499       3,072,257
                                              ------------    ------------    ------------    ------------    ------------
Net investment income                           30,922,680         943,795       2,446,605       3,391,995      17,053,360
                                              ------------    ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments           (913,597)        123,725       2,655,273      (1,228,830)    (30,682,764)
Net realized gain (loss) on foreign
 currencies                                             --              --              --      (1,358,810)          3,431
Net change in unrealized appreciation
 (depreciation) of:
  Investments                                   (6,963,619)       (531,865)     (1,001,657)       (417,407)     12,052,732
  Foreign currencies                                    --              --              --        (281,963)            (35)
                                              ------------    ------------    ------------    ------------    ------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies        (7,877,216)       (408,140)      1,653,616      (3,287,010)    (18,626,636)
                                              ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                              $ 23,045,464    $    535,655    $  4,100,221    $    104,985    $ (1,573,276)
                                              ============    ============    ============    ============    ============
* Foreign withholding tax                     $         --    $         --    $         --    $      6,415    $         --

----------
(1) Dividends at March 31, 2002 include dividends from affiliates of $21,390 for ING Strategic Income Fund.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended March 31, 2002
--------------------------------------------------------------------------------

                                                        ING              ING                              ING              ING
                                                     HIGH YIELD       HIGH YIELD         ING            CLASSIC         LEXINGTON
                                                    OPPORTUNITY          BOND        MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                        FUND             FUND            FUND             FUND            TRUST
                                                   -------------    -------------    -------------    -------------    -------------
INVESTMENT INCOME:
Dividends                                          $   1,888,253    $     358,359    $          --    $          --    $          --
Interest                                              28,907,026        3,657,724        3,125,913       19,389,576        1,858,328
Other income                                               7,474            4,523               --               --            1,615
                                                   -------------    -------------    -------------    -------------    -------------
  Total investment income                             30,802,753        4,020,606        3,125,913       19,389,576        1,859,943
                                                   -------------    -------------    -------------    -------------    -------------
EXPENSES:
Investment management fees                             1,506,347          262,385          293,830        1,373,494          297,289
Distribution fees:
  Class A                                                179,326          116,341          126,785        4,036,188               --
  Class B                                              1,560,107           57,873          321,659           23,109               --
  Class C                                                274,311           13,394          167,901           18,613               --
  Class Q                                                  6,908               --               --               --               --
  Class T                                                 88,509               --               --               --               --
Transfer agent fees:
  Class A                                                 96,745           85,824          111,397          508,015          125,477
  Class B                                                294,809           14,939           69,432            2,335               --
  Class C                                                 51,337            3,435           32,359            1,958               --
  Class I                                                     --               --               --              939               --
  Class Q                                                  2,165               --               --               --               --
  Class T                                                 25,154               --               --               --               --
Administrative and service fees                           36,807           40,367          126,495               --           59,455
Shareholder reporting fees                               149,459           32,391           20,805          150,435           52,046
Registration and filing fees                             115,473           50,024           28,263          361,814           48,532
Professional fees                                        145,954           35,881            9,855          239,841           25,758
Custody and accounting fees                              117,266           43,032           29,200          151,128           22,882
Directors' fees                                           10,966            3,458            2,227           22,980            5,894
Insurance fees                                             6,870            2,580            2,098           38,152              952
Miscellaneous fees                                        14,219            7,600           11,503           10,855            5,204
Merger fees                                              171,319               --               --               --               --
                                                   -------------    -------------    -------------    -------------    -------------
  Total expenses                                       4,854,051          769,524        1,353,809        6,939,856          643,489
                                                   -------------    -------------    -------------    -------------    -------------
Less:
  Waived and reimbursed fees                             701,773          190,871           50,504        2,737,023           59,455
                                                   -------------    -------------    -------------    -------------    -------------
  Net expenses                                         4,152,278          578,653        1,303,305        4,202,833          584,034
                                                   -------------    -------------    -------------    -------------    -------------
Net investment income                                 26,650,475        3,441,953        1,822,608       15,186,743        1,275,909
                                                   -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments                    (128,472,048)      (4,081,069)          (2,275)          (7,895)              --
Net change in unrealized appreciation of:
 Investments                                          93,237,035        1,415,683               --               --               --
 Foreign currencies                                        2,631               --               --               --               --
                                                   -------------    -------------    -------------    -------------    -------------
  Net realized and unrealized loss on
   investments and foreign currencies                (35,232,382)      (2,665,386)          (2,275)          (7,895)              --
                                                   -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                        $  (8,581,907)   $     776,567    $   1,820,333    $  15,178,848    $   1,275,909
                                                   =============    =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   ING GNMA INCOME FUND                     ING NATIONAL TAX-EXEMPT BOND FUND
                                      ---------------------------------------------   ---------------------------------------------
                                           YEAR           THREE            YEAR            YEAR            FIVE         PERIOD
                                          ENDED        MONTHS ENDED       ENDED           ENDED        MONTHS ENDED      ENDED
                                         MARCH 31,       MARCH 31,     DECEMBER 31,      MARCH 31,       MARCH 31,     OCTOBER 31,
                                           2002            2001            2000            2002            2001          2000(1)
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income                 $  30,922,680   $   6,099,260   $  23,520,988   $     943,795   $     431,472   $     998,241
Net realized gain (loss) on
 investments                               (913,597)      2,155,030      (3,100,065)        123,725          44,668        (102,700)
Net change in unrealized
 appreciation (depreciation) of
 investments                             (6,963,619)     10,658,686      14,939,928        (531,865)        860,228         365,449
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase in net assets
 resulting from operations               23,045,464      18,912,976      35,360,851         535,655       1,336,368       1,260,990
                                      -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                               (26,463,542)     (5,337,765)    (20,940,972)       (897,732)       (417,398)       (986,356)
  Class B                                (2,926,862)        (15,248)             --         (31,003)         (7,240)         (6,239)
  Class C                                (1,103,400)        (21,052)             --         (15,060)         (6,803)         (5,646)
  Class I                                   (10,679)             --              --              --              --              --
  Class M                                   (16,405)             --              --              --              --              --
  Class Q                                   (34,787)             --              --              --              --              --
  Class T                                  (745,081)             --              --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total distributions                     (31,300,756)     (5,374,065)    (20,940,972)       (943,795)       (431,441)       (998,241)
                                      -------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares        643,474,750     100,862,198     125,118,144       5,177,408      17,443,083      21,152,018
Net proceeds from shares issued in
 merger                                          --     121,277,768              --              --              --              --
Shares resulting from dividend
 reinvestments                           25,992,838       4,928,490      19,059,996         919,080         419,386         991,319
                                      -------------   -------------   -------------   -------------   -------------   -------------
                                        669,467,588     227,068,456     144,178,140       6,096,488      17,862,469      22,143,337
Cost of shares redeemed                (524,205,659)    (82,941,057)   (163,864,918)     (4,386,202)    (18,006,608)        (69,216)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                     145,261,929     144,127,399     (19,686,778)      1,710,286        (144,139)     22,074,121
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in
 net assets                             137,006,637     157,666,310      (5,266,899)      1,302,146         760,788      22,336,870
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, beginning of period         528,979,865     371,313,555     376,580,454      23,102,658      22,341,870           5,000
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, end of period             $ 665,986,502   $ 528,979,865   $ 371,313,555   $  24,404,804   $  23,102,658   $  22,341,870
                                      =============   =============   =============   =============   =============   =============
Undistributed net investment income   $   3,756,751   $   3,111,865   $   2,580,016   $          --   $         260   $         229
                                      =============   =============   =============   =============   =============   =============

----------
(1)  The Fund commenced operations on November 8, 1999.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    ING INTERMEDIATE BOND FUND                   ING STRATEGIC INCOME FUND
                                            ------------------------------------------   ------------------------------------------
                                                YEAR           FIVE           YEAR           YEAR           NINE           YEAR
                                               ENDED       MONTHS ENDED      ENDED          ENDED       MONTHS ENDED      ENDED
                                              MARCH 31,      MARCH 31,     OCTOBER 31,     MARCH 31,      MARCH 31,      JUNE 30,
                                                2002           2001           2000           2002           2001           2000
                                            ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
Net investment income                       $  2,446,605   $  1,132,938   $  2,329,136   $  3,391,995   $    878,413   $    970,594
Net realized gain (loss) on
 investments and foreign currencies            2,655,273      1,830,366       (143,795)    (2,587,640)      (478,013)      (764,277)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies           (1,001,657)       890,496        538,098       (699,370)    (1,070,152)       133,421
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations                     4,100,221      3,853,800      2,723,439        104,985       (669,752)       339,738
                                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                     (1,922,242)      (919,767)    (2,041,049)    (2,834,862)      (146,883)            --
  Class B                                       (282,881)       (61,258)      (101,798)      (765,882)      (247,615)            --
  Class C                                       (206,467)      (152,036)      (163,643)      (384,868)      (202,833)            --
  Class Q                                             --             --             --        (15,964)       (14,262)            --
  Class X                                             --             --        (42,824)            --             --             --
  Class I                                       (104,328)            --             --             --             --             --
  Retail Classes                                      --             --             --             --             --       (951,573)
  Advisory and Institutional Classes                  --             --             --             --             --        (14,213)
Net realized gain from investments
  Class A                                     (2,450,199)            --             --             --             --             --
  Class B                                       (598,972)            --             --             --             --             --
  Class C                                       (316,838)            --             --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Total distributions                           (5,881,927)    (1,133,061)    (2,349,314)    (4,001,576)      (611,593)      (965,786)
                                            ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares              81,254,578     31,247,228     13,626,853     70,809,949     18,837,830     17,563,244
Net proceeds from shares issued in
 merger                                               --             --             --             --     38,298,220             --
Shares resulting from dividend
 reinvestments                                 5,238,279      1,079,112      2,286,176      3,130,636        154,206        496,450
                                            ------------   ------------   ------------   ------------   ------------   ------------
                                              86,492,857     32,326,340     15,913,029     73,940,585     57,290,256     18,059,694
Cost of shares redeemed                      (56,684,962)   (31,389,778)   (15,129,247)   (72,175,006)   (13,958,363)   (22,583,786)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                 29,807,895        936,562        783,782      1,765,579     43,331,893     (4,524,092)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets         28,026,189      3,657,301      1,157,907     (2,131,012)    42,050,548     (5,150,140)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets, beginning of period               40,874,789     37,217,488     36,059,581     53,430,732     11,380,184     16,530,324
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net assets, end of period                   $ 68,900,978   $ 40,874,789   $ 37,217,488   $ 51,299,720   $ 53,430,732   $ 11,380,184
                                            ============   ============   ============   ============   ============   ============
Undistributed (distributions in excess
 of) net investment income                  $     25,666   $       (123)  $         --   $    323,172   $    662,982   $    491,239
                                            ============   ============   ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   ING HIGH YIELD FUND                       ING HIGH YIELD OPPORTUNITY FUND
                                      ---------------------------------------------   ---------------------------------------------
                                           YEAR            NINE            YEAR            YEAR            NINE            YEAR
                                          ENDED        MONTHS ENDED       ENDED           ENDED        MONTHS ENDED       ENDED
                                         MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,       JUNE 30,
                                           2002            2001            2000            2002            2001            2000
                                      -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                 $  17,053,360   $  18,207,579   $  36,230,377   $  26,650,475   $  13,984,487   $  10,617,663
Net realized loss on investments
 and foreign currencies                 (30,679,333)    (84,181,652)    (25,618,407)   (128,472,048)    (30,313,380)     (5,014,882)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign
 currencies                              12,052,697      24,598,891     (31,769,051)     93,239,666    (171,723,969)     (2,564,989)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from
 operations                              (1,573,276)    (41,375,182)    (21,157,081)     (8,581,907)   (188,052,862)      3,037,792
                                      -------------   -------------   -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                (5,436,672)     (5,135,551)             --      (6,458,146)     (2,817,607)             --
  Class B                               (11,171,417)    (11,970,081)             --     (18,561,481)     (7,662,538)             --
  Class C                                  (451,861)       (384,454)             --      (3,281,268)     (1,602,144)             --
  Class M                                  (571,816)       (715,679)             --              --              --              --
  Class Q                                      (175)           (774)             --        (354,145)       (339,297)             --
  Class T                                        --              --              --      (1,699,167)     (2,078,844)             --
  Retail Classes                                 --              --     (36,230,374)             --              --     (10,642,507)
  Advisory and Institutional
   Classes                                       --              --              (3)             --              --        (408,689)
Tax return of capital                    (4,498,101)     (4,442,387)     (2,218,003)             --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total distributions                     (22,130,042)    (22,648,926)    (38,448,380)    (30,354,207)    (14,500,430)    (11,051,196)
                                      -------------   -------------   -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares        191,763,068      98,580,483     169,075,396      84,360,403     225,162,311      52,761,331
Net proceeds from shares issued
 in merger                                       --              --              --              --     157,469,063     142,232,354
Shares resulting from dividend
 reinvestments                            7,565,343       7,751,412      14,545,896      10,800,384       5,223,248       4,467,190
                                      -------------   -------------   -------------   -------------   -------------   -------------
                                        199,328,411     106,331,895     183,621,292      95,160,787     387,854,622     199,460,875
Cost of shares redeemed                (201,264,772)   (137,899,986)   (237,672,115)   (114,117,367)    (93,091,171)    (72,762,619)
Equalization                                     --         (85,563)             --              --              --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                      (1,936,361)    (31,653,654)    (54,050,823)    (18,956,580)    294,763,451     126,698,256
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets                                 (25,639,679)    (95,677,762)   (113,656,284)    (57,892,694)     92,210,159     118,684,852
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, beginning of period         208,469,914     304,147,676     417,803,960     291,419,210     199,209,051      80,524,199
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, end of period             $ 182,830,235   $ 208,469,914   $ 304,147,676   $ 233,526,516   $ 291,419,210   $ 199,209,051
                                      =============   =============   =============   =============   =============   =============
Distributions in excess of net
 investment income                    $    (575,150)  $          --   $          --   $  (4,531,528)  $  (1,416,713)  $          --
                                      =============   =============   =============   =============   =============   =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            ING HIGH YIELD BOND FUND                          ING MONEY MARKET FUND
                                  -------------------------------------------   ---------------------------------------------------
                                      YEAR           FIVE            YEAR            YEAR               NINE           PERIOD
                                     ENDED       MONTHS ENDED       ENDED           ENDED           MONTHS ENDED        ENDED
                                    MARCH 31,      MARCH 31,      OCTOBER 31,      MARCH 31,          MARCH 31,        JUNE 30,
                                      2002           2001            2000            2002               2001            2000(1)
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
Net investment income             $  3,441,953   $  1,660,339   $   3,451,127   $     1,822,608   $     3,279,196   $     1,623,290
Net realized gain (loss) on
 investments                        (4,081,069)       145,407      (1,738,019)           (2,275)               --                --
Net change in unrealized
 appreciation (depreciation) of
 investments                         1,415,683        447,611      (1,140,527)               --                --                --
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
Net increase in net assets
 resulting from operations             776,567      2,253,357         572,581         1,820,333         3,279,196         1,623,290
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                           (2,880,814)    (1,411,395)     (3,026,673)       (1,147,422)       (2,280,631)               --
  Class B                             (454,223)      (188,866)       (259,285)         (405,713)         (570,299)               --
  Class C                             (106,763)       (59,588)       (104,775)         (269,473)         (446,529)               --
  Class X                                   --             --         (80,495)               --                --                --
  Retail Classes                            --             --              --                --                --        (1,623,290)
Net realized gain from
 investments
  Class A                                   --             --        (186,445)               --                --                --
  Class B                                   --             --         (16,236)               --                --                --
  Class C                                   --             --          (6,007)               --                --                --
  Class X                                   --             --          (5,161)               --                --                --
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
Total distributions                 (3,441,800)    (1,659,849)     (3,685,077)       (1,822,608)       (3,297,459)       (1,623,290)
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares    29,150,654      7,041,464      12,069,228       948,977,305     1,442,237,027     1,294,364,112
Shares resulting from dividend
 reinvestments                       2,981,847      1,472,143       3,335,598         1,421,078         2,044,632           661,338
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
                                    32,132,501      8,513,607      15,404,826       950,398,383     1,444,281,659     1,295,025,450
Cost of shares redeemed            (22,435,265)    (8,856,718)     (7,296,899)   (1,013,894,905)   (1,404,348,937)   (1,202,129,120)
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                  9,697,236       (343,111)      8,107,927       (63,496,522)       39,932,722        92,896,330
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
Net increase (decrease) in
 net assets                          7,032,003        250,397       4,995,431       (63,498,797)       39,914,459        92,896,330
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
Net assets, beginning of period     39,798,547     39,548,150      34,552,719       132,810,789        92,896,330                --
                                  ------------   ------------   -------------   ---------------   ---------------   ---------------
Net assets, end of period         $ 46,830,550   $ 39,798,547   $  39,548,150   $    69,311,992   $   132,810,789   $    92,896,330
                                  ============   ============   =============   ===============   ===============   ===============
Undistributed net investment
 income                           $         --   $        937   $         447   $        78,256   $        74,493   $            --
                                  ============   ============   =============   ===============   ===============   ===============

----------
(1)  The Fund commenced operations on July 12, 1999.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                ING CLASSIC MONEY MARKET FUND
                                                       -----------------------------------------------
                                                           YEAR             FIVE              YEAR
                                                          ENDED         MONTHS ENDED         ENDED
                                                         MARCH 31,        MARCH 31,       OCTOBER 31,
                                                           2002             2001              2000
                                                       -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                  $  15,186,743    $  11,694,174    $  20,954,019
Net realized loss on investments                              (7,895)              --               --
                                                       -------------    -------------    -------------
Net increase in net assets resulting from operations      15,178,848       11,694,174       20,954,019
                                                       -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                (14,840,212)     (11,319,230)     (19,815,480)
  Class B                                                    (52,545)         (61,692)        (135,706)
  Class C                                                    (45,463)         (47,516)         (53,814)
  Class I                                                   (283,241)        (258,718)        (946,158)
  Class X                                                         --               --          (22,875)
                                                       -------------    -------------    -------------
Total distributions                                      (15,221,461)     (11,687,156)     (20,974,033)
                                                       -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         975,386,497      434,532,850      937,201,052
Shares resulting from dividend reinvestments              14,857,263       11,459,544       20,538,703
                                                       -------------    -------------    -------------
                                                         990,243,760      445,992,394      957,739,755
Cost of shares redeemed                                 (969,388,733)    (372,069,868)    (733,044,049)
                                                       -------------    -------------    -------------
Net increase in net assets resulting from
 capital share transactions                               20,855,027       73,922,526      224,695,706
                                                       -------------    -------------    -------------
Net increase in net assets                                20,812,414       73,929,544      224,675,692
                                                       -------------    -------------    -------------
Net assets, beginning of period                          531,763,997      457,834,453      233,158,761
                                                       -------------    -------------    -------------
Net assets, end of period                              $ 552,576,411    $ 531,763,997    $ 457,834,453
                                                       =============    =============    =============
Undistributed net investment income                    $          --    $       7,018    $          --
                                                       =============    =============    =============

                                                              ING LEXINGTON MONEY MARKET TRUST
                                                       ---------------------------------------------
                                                           YEAR           THREE             YEAR
                                                          ENDED        MONTHS ENDED        ENDED
                                                         MARCH 31,       MARCH 31,      DECEMBER 31,
                                                           2002            2001             2000
                                                       ------------    ------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                  $  1,275,909    $    748,703    $   4,349,652
Net realized gain on investments                                 --             271               --
                                                       ------------    ------------    -------------
Net increase in net assets resulting
 from operations                                          1,275,909         748,974        4,349,652
                                                       ------------    ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                (1,276,180)       (757,321)      (4,341,034)
                                                       ------------    ------------    -------------
Total distributions                                      (1,276,180)       (757,321)      (4,341,034)
                                                       ------------    ------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         28,781,871      16,156,660       85,250,442
Shares resulting from dividend reinvestments              1,227,271         724,771        4,121,169
                                                       ------------    ------------    -------------
                                                         30,009,142      16,881,431       89,371,611
Cost of shares redeemed                                 (37,963,635)    (16,555,408)    (124,370,412)
                                                       ------------    ------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions               (7,954,493)        326,023      (34,998,801)
                                                       ------------    ------------    -------------
Net increase (decrease) in net assets                    (7,954,764)        317,676      (34,990,183)
                                                       ------------    ------------    -------------
Net assets, beginning of period                          63,177,156      62,859,480       97,849,663
                                                       ------------    ------------    -------------
Net assets, end of period                              $ 55,222,392    $ 63,177,156    $  62,859,480
                                                       ============    ============    =============
Undistributed net
 investment income                                     $         --    $         --    $       8,618
                                                       ============    ============    =============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                ---------------------------------------------------------------------------
                                                  YEAR      THREE MONTHS
                                                 ENDED         ENDED                     YEAR ENDED DECEMBER 31,
                                                MARCH 31,     MARCH 31,      ----------------------------------------------
                                                  2002         2001(5)       2000(4)        1999          1998         1997
                                                  ----         -------       -------        ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      8.63           8.41          8.08         8.53          8.40         8.12
 Income from investment operations:
 Net investment income                     $      0.46           0.12          0.54         0.50          0.48         0.51
 Net realized and unrealized gain (loss)
 on investments                            $     (0.09)          0.22          0.27        (0.45)         0.13         0.29
 Total from investment operations          $      0.37           0.34          0.81         0.05          0.61         0.80
 Less distributions from:
 Net investment income                     $      0.47           0.12          0.48         0.50          0.48         0.52
 Total distributions                       $      0.47           0.12          0.48         0.50          0.48         0.52
 Net asset value, end of period            $      8.53           8.63          8.41         8.08          8.53         8.40
 TOTAL RETURN(1)                           %      4.38           4.09         10.36         0.58          7.52        10.20

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   535,903        449,460       368,615      376,580       273,591      158,071
 Ratios to average net assets:
 Expenses(2)                               %      1.22           1.16          1.06         0.99          1.01         1.01
 Net investment income(2)                  %      5.32           5.75          6.54         6.04          5.85         6.28
 Portfolio turnover rate                   %        76             33            65           25            54          134

                                                               CLASS B                                  CLASS C
                                                ---------------------------------------   -------------------------------------
                                                  YEAR      THREE MONTHS    OCTOBER 6,      YEAR     THREE MONTHS   OCTOBER 13,
                                                 ENDED          ENDED       2000(3) TO     ENDED         ENDED      2000(3) TO
                                                MARCH 31,     MARCH 31,    DECEMBER 31,   MARCH 31,    MARCH 31,   DECEMBER 31,
                                                  2002         2001(5)         2000         2002        2001(5)        2000
                                                  ----         -------         ----         ----        -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      8.61           8.40          8.20         8.61          8.40         8.24
 Income from investment operations:
 Net investment income                     $      0.39           0.13          0.09         0.40          0.11         0.09
 Net realized and unrealized gain (loss)
 on investments                            $     (0.09)          0.19          0.18        (0.09)         0.21         0.14
 Total from investment operations          $      0.30           0.32          0.27         0.31          0.32         0.23
 Less distributions from:
 Net investment income                     $      0.41           0.11          0.07         0.41          0.11         0.07
 Total distributions                       $      0.41           0.11          0.07         0.41          0.11         0.07
 Net asset value, end of period            $      8.50           8.61          8.40         8.51          8.61         8.40
 TOTAL RETURN(1)                           %      3.53           3.70          3.32         3.65          3.69         2.82

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    79,302         47,406           866       37,193        13,744        1,833
 Ratios to average net assets:
 Expenses(2)                               %      1.98           1.90          1.81         1.99          1.93         1.81
 Net investment income(2)                  %      4.55           4.88          5.79         4.52          4.87         5.79
 Portfolio turnover rate                   %        76             33            65           76            33           65

                                                         CLASS M                     CLASS T
                                                ------------------------     ---------------------
                                                  YEAR         FEB. 26,        YEAR       FEB. 26,
                                                 ENDED        2001(3) TO      ENDED      2001(3)TO
                                                MARCH 31,      MARCH 31,     MARCH 31,    MARCH 31,
                                                  2002           2001          2002         2001
                                                  ----           ----          ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      8.63           8.51          8.63         8.51
 Income from investment operations:
 Net investment income                     $      0.41           0.04          0.43         0.04
 Net realized and unrealized gain (loss)
 on investments                            $     (0.07)          0.08         (0.09)        0.08
 Total from investment operations          $      0.34           0.12          0.34         0.12
 Less distributions from:
 Net investment income                     $      0.43             --          0.44           --
 Total distributions                       $      0.43             --          0.44           --
 Net asset value, end of period            $      8.54           8.63          8.53         8.63
 TOTAL RETURN(1)                           %      4.03           1.41          3.96         1.41

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $       495            247        11,275       17,647
 Ratios to average net assets:
 Expenses(2)                               %      1.73           1.61          1.61         1.54
 Net investment income(2)                  %      4.81           4.88          4.94         5.02
 Portfolio turnover rate                   %        76             33            76           33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                           ING NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 CLASS A                                CLASS B
                                                   -----------------------------------    -----------------------------------
                                                     YEAR     FIVE MONTHS    PERIOD         YEAR     FIVE MONTHS    PERIOD
                                                    ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                   MARCH 31,   MARCH 31,   OCTOBER 31,    MARCH 31,   MARCH 31,   OCTOBER 31,
                                                     2002       2001(4)      2000(1)        2002       2001(4)      2000(1)
                                                     ----       -------      -------        ----       -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $        10.50        10.11        10.00        10.48        10.09        10.00
 Income from investment operations:
 Net investment income                     $         0.41         0.19         0.48         0.34         0.17         0.38
 Net realized and unrealized gain (loss)
 on investments                            $        (0.18)        0.39         0.11        (0.17)        0.39         0.11
 Total from investment operations          $         0.23         0.58         0.59         0.17         0.56         0.49
 Less distributions from:
 Net investment income                     $         0.41         0.19         0.48         0.34         0.17         0.40
 Total distributions                       $         0.41         0.19         0.48         0.34         0.17         0.40
 Net asset value, end of period            $        10.32        10.50        10.11        10.31        10.48        10.09
 TOTAL RETURN(2):                          %         2.25         5.79         6.09         1.59         5.54         5.02

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $       22,868       22,074       21,592        1,265          588          311
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %         1.10         1.06         0.95         1.84         1.83         1.67
 Gross expenses prior to expense
 reimbursement(3)                          %         1.52         1.50         2.12         2.16         2.17         2.32
 Net investment income after expense
 reimbursement(3)(5)                       %         3.97         4.45         4.92         3.22         3.69         3.93
 Portfolio turnover rate                   %           27            7           50           27            7           50

                                                                 CLASS C
                                                   -----------------------------------
                                                     YEAR     FIVE MONTHS    PERIOD
                                                    ENDED        ENDED        ENDED
                                                   MARCH 31,   MARCH 31,   OCTOBER 31,
                                                     2002       2001(4)      2000(1)
                                                     ----       -------      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $        10.49        10.11        10.00
 Income from investment operations:
 Net investment income                     $         0.34         0.16         0.39
 Net realized and unrealized gain (loss)
 on investments                            $        (0.16)        0.38         0.12
 Total from investment operations          $         0.18         0.54         0.51
 Less distributions from:
 Net investment income                     $         0.34         0.16         0.40
 Total distributions                       $         0.34         0.16         0.40
 Net asset value, end of period            $        10.33        10.49        10.11
 TOTAL RETURN(2):                          %         1.69         5.34         5.29

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $          271          440          439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %         1.83         1.81         1.68
 Gross expenses prior to expense
 reimbursement(3)                          %         2.18         2.16         2.33
 Net investment income after expense
 reimbursement(3)(5)                       %         3.21         3.70         4.00
 Portfolio turnover rate                   %           27            7           50

----------
(1)  Fund commenced operations on November 8, 1999.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                            CLASS A                                      CLASS B
                                           -----------------------------------------    -----------------------------------------
                                             YEAR    FIVE MONTHS   YEAR      PERIOD       YEAR    FIVE MONTHS   YEAR      PERIOD
                                            ENDED       ENDED     ENDED      ENDED       ENDED       ENDED     ENDED      ENDED
                                           MARCH 31,  MARCH 31,  OCT. 31,   OCT. 31,    MARCH 31,  MARCH 31,  OCT. 31,   OCT. 31,
                                             2002      2001(4)     2000     1999(1)       2002      2001(4)     2000     1999(1)
                                             ----      -------     ----     -------       ----      -------     ----     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $    10.18       9.52       9.40      10.00       10.18       9.52       9.40      10.00
 Income from investment operations:
 Net investment income                 $     0.51       0.28       0.61       0.45        0.44       0.26       0.53       0.40
 Net realized and unrealized gain
 (loss) on investments                 $     0.42       0.66       0.12      (0.60)       0.40       0.66       0.13      (0.61)
 Total from investment operations      $     0.93       0.94       0.73      (0.15)       0.84       0.92       0.66      (0.21)
 Less distributions from:
 Net investment income                 $     0.53       0.28       0.61       0.45        0.45       0.26       0.54       0.39
 Net realized gains                    $     0.67         --         --         --        0.67         --         --         --
 Total distributions                   $     1.20       0.28       0.61       0.45        1.12       0.26       0.54       0.39
 Net asset value, end of period        $     9.91      10.18       9.52       9.40        9.90      10.18       9.52       9.40
 TOTAL RETURN(2):                      %     9.27      10.01       8.11      (1.46)       8.37       9.74       7.30      (2.13)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $   41,503     33,597     29,893     32,013      11,216      2,807      1,523      1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   %     1.15       1.13       1.00       0.96        1.90       1.88       1.74       1.70
 Gross expenses prior to expense
 reimbursement(3)                      %     1.36       1.53       2.08       2.12        2.01       2.18       2.33       2.39
 Net investment income after
 expense reimbursement(3)(5)           %     4.93       6.94       6.48       5.38        4.09       6.20       5.71       4.83
 Portfolio turnover rate               %    1,216*       838        733        432       1,216*       838        733        432

                                                            CLASS C
                                           -----------------------------------------
                                             YEAR    FIVE MONTHS   YEAR      PERIOD
                                            ENDED       ENDED     ENDED      ENDED
                                           MARCH 31,  MARCH 31,  OCT. 31,   OCT. 31,
                                             2002      2001(4)     2000     1999(1)
                                             ----      -------     ----     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period  $    10.19       9.52       9.40      10.00
 Income from investment operations:
 Net investment income                 $     0.44       0.26       0.54       0.42
 Net realized and unrealized gain
 (loss) on investments                 $     0.39       0.67       0.12      (0.63)
 Total from investment operations      $     0.83       0.93       0.66      (0.21)
 Less distributions from:
 Net investment income                 $     0.45       0.26       0.54       0.39
 Net realized gains                    $     0.67         --         --         --
 Total distributions                   $     1.12       0.26       0.54       0.39
 Net asset value, end of period        $     9.90      10.19       9.52       9.40
 TOTAL RETURN(2):                      %     8.24       9.86       7.32      (2.10)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)     $    6,382      4,470      5,248      1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                   %     1.90       1.85       1.73       1.71
 Gross expenses prior to expense
 reimbursement(3)                      %     2.01       2.18       2.32       2.44
 Net investment income after
 expense reimbursement(3)(5)           %     4.20       6.37       5.74       4.94
 Portfolio turnover rate               %    1,216*       838        733        432

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                   ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                 -------------------------------------------------------------------------
                                                                  NINE                            THREE
                                                   YEAR          MONTHS            YEAR          MONTHS          JULY 27,
                                                  ENDED           ENDED           ENDED           ENDED         1998(1) TO
                                                 MARCH 31,      MARCH 31,        JUNE 30,        JUNE 30,        MARCH 31,
                                                   2002          2001(6)           2000          1999(2)           1999
                                                   ----          -------           ----          -------           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $        11.79           12.07           12.59           12.89           13.08
 Income from investment operations:
 Net investment income                   $         0.75            0.23            0.92            0.26            0.53
 Net realized and unrealized gain
 (loss) on investments                   $        (0.72)           0.08           (0.52)          (0.42)          (0.08)
 Total from investment operations        $         0.03            0.31            0.40           (0.16)           0.45
 Less distributions from:
 Net investment income                   $         0.87            0.59            0.92            0.14            0.53
 Net realized gain on investments        $           --              --              --              --            0.11
 Total distributions                     $         0.87            0.59            0.92            0.14            0.64
 Net asset value, end of period          $        10.95           11.79           12.07           12.59           12.89
 TOTAL RETURN(3):                        %         0.26            2.69            3.42           (1.23)           5.60

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $       34,387          39,105           2,726           2,736           5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %         0.97            1.03            0.96            0.90            0.96
 Gross expenses prior to expense
 reimbursement(4)                        %         1.34            1.73            2.64            1.56            1.98
 Net investment income
 after expense reimbursement(4)(5)       %         6.55            6.30            7.69            5.88            5.81
 Portfolio turnover rate                 %          211             132             168              69             274

                                                                                  CLASS B
                                                 -------------------------------------------------------------------------
                                                                  NINE                            THREE
                                                   YEAR          MONTHS            YEAR          MONTHS          JULY 27,
                                                  ENDED           ENDED           ENDED           ENDED         1998(1) TO
                                                 MARCH 31,      MARCH 31,        JUNE 30,        JUNE 30,        MARCH 31,
                                                   2002          2001(6)           2000          1999(2)           1999
                                                   ----          -------           ----          -------           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $        11.53           11.80           12.33           12.61           12.78
 Income from investment operations:
 Net investment income                   $         0.60            0.36            0.88            0.18            0.45
 Net realized and unrealized gain
 (loss) on investments                            (0.62)          (0.08)          (0.53)          (0.33)          (0.05)
 Total from investment operations        $        (0.02)           0.28            0.35           (0.15)           0.40
 Less distributions from:
 Net investment income                   $         0.83            0.55            0.88            0.13            0.46
 Net realized gain on investments        $           --              --              --              --            0.11
 Total distributions                     $         0.83            0.55            0.88            0.13            0.57
 Net asset value, end of period          $        10.68           11.53           11.80           12.33           12.61
 TOTAL RETURN(3):                        %        (0.18)           2.52            3.00           (1.20)           5.17

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $       11,848           8,894           4,460           5,658           6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %         1.38            1.53            1.36            1.29            1.37
 Gross expenses prior to expense
 reimbursement(4)                        %         1.75            2.55            3.04            1.95            2.42
 Net investment income
 after expense reimbursement(4)(5)       %         5.98            6.71            7.29            5.49            5.35
 Portfolio turnover rate                 %          211             132             168              69             274

                                                                                  CLASS C
                                                 -------------------------------------------------------------------------
                                                                  NINE                            THREE
                                                   YEAR          MONTHS            YEAR          MONTHS          JULY 27,
                                                  ENDED           ENDED           ENDED           ENDED         1998(1) TO
                                                 MARCH 31,      MARCH 31,        JUNE 30,        JUNE 30,        MARCH 31,
                                                   2002          2001(6)           2000          1999(2)           1999
                                                   ----          -------           ----          -------           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $        12.05           12.30           12.81           13.10           13.27
 Income from investment operations:
 Net investment income                   $         0.66            0.43            0.87            0.19            0.48
 Net realized and unrealized loss
 on investments                          $        (0.68)          (0.13)          (0.51)          (0.35)          (0.06)
 Total from investment operations        $        (0.02)           0.30            0.36           (0.16)           0.42
 Less distributions from:
 Net investment income                   $         0.83            0.55            0.87            0.13            0.48
 Net realized gain on investments        $           --              --              --              --            0.11
 Total distributions                     $         0.83            0.55            0.87            0.13            0.59
 Net asset value, end of period          $        11.20           12.05           12.30           12.81           13.10
 TOTAL RETURN(3):                        %        (0.17)           2.55            3.02           (1.21)           5.19
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $        4,964           5,196           3,966           7,965           8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %         1.38            1.51            1.36            1.29            1.36
 Gross expenses prior to expense
 reimbursement(4)                        %         1.75            2.55            3.04            1.95            2.41
 Net investment income after expense
 reimbursement(4)(5)                     %         6.04            6.71            7.29            5.49            5.36
 Portfolio turnover rate                 %          211             132             168              69             274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                            --------------------------------------------------------------------------
                                              YEAR      NINE MONTHS
                                             ENDED         ENDED                      YEAR ENDED JUNE 30,
                                            MARCH 31,    MARCH 31,        --------------------------------------------
                                              2002        2001(5)         2000         1999         1998          1997
                                              ----        -------         ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     3.90          5.04          5.93         6.94         6.80          6.36
 Income from investment operations:
 Net investment income                  $     0.40          0.34          0.56         0.58         0.61          0.61
 Net realized and unrealized gain
 (loss) on investments                  $    (0.40)        (1.05)        (0.85)       (0.96)        0.16          0.43
 Total from investment operations       $     0.00         (0.71)        (0.29)       (0.38)        0.77          1.04
 Less distributions from:
 Net investment income                  $     0.35          0.35          0.57         0.62         0.63          0.60
 Tax return of capital                  $     0.09          0.08          0.03         0.01           --            --
 Total distributions                    $     0.44          0.43          0.60         0.63         0.63          0.60
 Net asset value, end of period         $     3.46          3.90          5.04         5.93         6.94          6.80
 TOTAL RETURN(2):                       %     0.30        (14.66)        (5.20)       (5.57)       11.71         17.14

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $   61,930        55,704        85,870      131,535      102,424        35,940
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %     1.10          1.10          1.05         1.00         1.00          1.00
 Gross expenses prior to expense
 reimbursement(3)                       %     1.19          1.20          1.17         1.12         1.17          1.42
 Net investment income after
 expense reimbursement(3)(4)            %     9.43         10.65         10.41         9.32         9.05          9.54
 Portfolio turnover rate                %       99           100            89          184          209           394

                                                                             CLASS B
                                            --------------------------------------------------------------------------
                                              YEAR      NINE MONTHS
                                             ENDED         ENDED                      YEAR ENDED JUNE 30,
                                            MARCH 31,    MARCH 31,        --------------------------------------------
                                              2002        2001(5)         2000         1999         1998          1997
                                              ----        -------         ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     3.89          5.03          5.92         6.92         6.78          6.36
 Income from investment operations:
 Net investment income                  $     0.31          0.32          0.53         0.53         0.58          0.57
 Net realized and unrealized gain
 (loss) on investments                  $    (0.34)        (1.06)        (0.86)       (0.96)        0.14          0.41
 Total from investment operations       $    (0.03)        (0.74)        (0.33)       (0.43)        0.72          0.98
 Less distributions from:
 Net investment income                  $     0.32          0.32          0.53         0.56         0.58          0.56
 Tax return of capital                  $     0.09          0.08          0.03         0.01           --            --
 Total distributions                    $     0.41          0.40          0.56         0.57         0.58          0.56
 Net asset value, end of period         $     3.45          3.89          5.03         5.92         6.92          6.78
 TOTAL RETURN(2):                       %    (0.66)       (15.18)        (5.91)       (6.23)       10.90         16.04

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $  111,177       140,183       199,618      261,589      154,303        40,225
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %     1.85          1.85          1.80         1.75         1.75          1.75
 Gross expenses prior to expense
 reimbursement(3)                       %     1.94          1.95          1.92         1.87         1.92          2.17
 Net investment income after
 expense reimbursement(3)(4)            %     8.75          9.89          9.66         8.57         8.30          8.64
 Portfolio turnover rate                %       99           100            89          184          209           394

                                                                CLASS C
                                            --------------------------------------------------
                                              YEAR       NINE MONTHS      YEAR        MAY 27,
                                             ENDED          ENDED        ENDED      1999(1) TO
                                            MARCH 31,     MARCH 31,     JUNE 30,     JUNE 30,
                                              2002         2001(5)        2000         1999
                                              ----         -------        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     3.89          5.02          5.92         5.91
 Income from investment operations:
 Net investment income                  $     0.31          0.33          0.57         0.05
 Net realized and unrealized gain
 (loss) on investments                  $    (0.34)        (1.06)        (0.90)        0.01
 Total from investment operations       $    (0.03)        (0.73)        (0.33)        0.06
 Less distributions from:
 Net investment income                  $     0.32          0.32          0.57         0.05
 Tax return of capital                  $     0.09          0.08            --           --
 Total distributions                    $     0.41          0.40          0.57         0.05
 Net asset value, end of period         $     3.45          3.89          5.02         5.92
 TOTAL RETURN(2):                       %    (0.64)       (15.00)        (5.99)        0.34

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $    4,782         5,505         5,930          551
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %     1.85          1.85          1.80         1.75
 Gross expenses prior to expense
 reimbursement(3)                       %     1.94          1.95          1.92         1.87
 Net investment income after expense
 reimbursement(3)(4)                    %     8.74          9.88          9.66         8.57
 Portfolio turnover rate                %       99           100            89          184

                                                                             CLASS M
                                            --------------------------------------------------------------------------
                                              YEAR      NINE MONTHS
                                             ENDED         ENDED                      YEAR ENDED JUNE 30,
                                            MARCH 31,    MARCH 31,        --------------------------------------------
                                              2002        2001(5)         2000         1999         1998          1997
                                              ----        -------         ----         ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     3.90          5.03          5.93         6.92         6.78          6.36
 Income from investment operations:
 Net investment income                  $     0.24          0.31          0.52         0.55         0.59          0.58
 Net realized and unrealized gain
 (loss) on investments                  $    (0.26)        (1.03)        (0.85)       (0.95)        0.14          0.41
 Total from investment operations       $    (0.02)        (0.72)        (0.33)       (0.40)        0.73          0.99
 Less distributions from:
 Net investment income                  $     0.32          0.33          0.54         0.58         0.59          0.57
 Tax return of capital                  $     0.09          0.08          0.03         0.01           --            --
 Total distributions                    $     0.41          0.41          0.57         0.59         0.59          0.57
 Net asset value, end of period         $     3.47          3.90          5.03         5.93         6.92          6.78
 TOTAL RETURN(2):                       %    (0.37)       (14.82)        (5.86)       (5.85)       11.16         16.29

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $    4,922         7,077        12,730       24,129       19,785         8,848
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                    %     1.60          1.60          1.55         1.50         1.50          1.50
 Gross expenses prior to expense
 reimbursement(3)                       %     1.69          1.70          1.67         1.62         1.67          1.92
 Net investment income after expense
 reimbursement(3)(4)                    %     8.95         10.16          9.91         8.82         8.55          8.93
 Portfolio turnover rate                %       99           100            89          184          209           394

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                             ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                            ---------------------------------------------------------------------------
                                                           NINE                      THREE
                                              YEAR        MONTHS          YEAR      MONTHS          YEAR      MARCH 27,
                                             ENDED         ENDED         ENDED       ENDED         ENDED       1998 TO
                                            MARCH 31,    MARCH 31,      JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                              2002        2001(7)         2000       1999(2)        1999       1998(1)
                                              ----        -------         ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     8.69         10.80         11.57        11.66        12.72        12.70
 Income from investment operations:
 Net investment income                  $     0.88          0.84          1.18         0.28         1.12         0.01
 Net realized and unrealized gain
 (loss) on investments                  $    (1.07)        (2.09)        (0.75)       (0.09)       (1.00)        0.01
 Total from investment operations       $    (0.19)        (1.25)         0.43         0.19         0.12         0.02
 Less distributions from:
 Net investment income                  $     0.99          0.86          1.20         0.28         1.18           --
 Total distributions                    $     0.99          0.86          1.20         0.28         1.18           --
 Net asset value, end of period         $     7.51          8.69         10.80        11.57        11.66        12.72
 TOTAL RETURN(3):                       %    (1.84)       (11.87)         3.96         1.60         1.13         0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $   53,122        55,230        34,416       16,795       17,327        4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     1.17          1.10          1.18         1.10         1.12         1.06
 Gross expenses prior to expense
 reimbursement(4)                       %     1.45          1.32          1.37         1.37         1.53         1.06
 Net investment income after
 expense reimbursement(4)(5)            %    11.02         11.43         10.63         9.68         9.44         7.22
 Portfolio turnover rate                %      102           113           113           44          242          484

                                                                             CLASS B
                                            ---------------------------------------------------------------------------
                                                           NINE                      THREE
                                              YEAR        MONTHS          YEAR      MONTHS          YEAR      MARCH 27,
                                             ENDED         ENDED         ENDED       ENDED         ENDED       1998 TO
                                            MARCH 31,    MARCH 31,      JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                              2002        2001(7)         2000       1999(2)        1999       1998(1)
                                              ----        -------         ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     8.71         10.81         11.58        11.66        12.71        12.69
 Income from investment operations:
 Net investment income                  $     0.81          0.81          1.11         0.27         1.04         0.01
 Net realized and unrealized gain
 (loss) on investments                  $    (1.05)        (2.10)        (0.75)       (0.09)       (0.99)        0.01
 Total from investment operations       $    (0.24)        (1.29)         0.36         0.18         0.05         0.02
 Less distributions from:
 Net investment income                  $     0.93          0.81          1.13         0.26         1.10           --
 Total distributions                    $     0.93          0.81          1.13         0.26         1.10           --
 Net asset value, end of period         $     7.54          8.71         10.81        11.58        11.66        12.71
 TOTAL RETURN(3):                       %    (2.49)       (12.22)         3.28         1.53         0.55         0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $  143,742       181,175       103,246       41,882       42,960        8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     1.82          1.75          1.83         1.75         1.77         1.69
 Gross expenses prior to expense
 reimbursement(4)                       %     2.10          1.97          2.02         2.02         2.18         1.69
 Net investment income after
 expense reimbursement(4)(5)            %    10.48         10.97          9.98         9.03         8.84         6.61
 Portfolio turnover rate                %      102           113           113           44          242          484

                                                                             CLASS C
                                            ---------------------------------------------------------------------------
                                                           NINE                      THREE
                                              YEAR        MONTHS          YEAR      MONTHS          YEAR      MARCH 27,
                                             ENDED         ENDED         ENDED       ENDED         ENDED       1998 TO
                                            MARCH 31,    MARCH 31,      JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                              2002        2001(7)         2000       1999(2)        1999       1998(1)
                                              ----        -------         ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     8.71         10.81         11.58        11.66        12.71        12.69
 Income from investment operations:
 Net investment income                  $     0.80          0.81          1.10         0.27         1.04         0.01
 Net realized and unrealized gain
 (loss) on investments                  $    (1.05)        (2.10)        (0.74)       (0.09)       (0.99)        0.01
 Total from investment operations       $    (0.25)        (1.29)         0.36         0.18         0.05         0.02
 Less distributions from:
 Net investment income                  $     0.93          0.81          1.13         0.26         1.10           --
 Total distributions                    $     0.93          0.81          1.13         0.26         1.10           --
 Net asset value, end of period         $     7.53          8.71         10.81        11.58        11.66        12.71
 TOTAL RETURN(3):                       %    (2.60)       (12.22)         3.28         1.53         0.55         0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $   24,674        33,463        23,324       18,618       21,290        4,815
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     1.81          1.75          1.83         1.75         1.77         1.66
 Gross expenses prior to expense
 reimbursement(4)                       %     2.09          1.97          2.02         2.02         2.18         1.66
 Net investment income after
 expense reimbursement(4)(5)            %    10.47         10.93          9.98         9.03         8.79         6.91
 Portfolio turnover rate                %      102           113           113           44          242          484

                                                           CLASS T
                                            -------------------------------------
                                                          NINE
                                              YEAR       MONTHS         MARCH 31,
                                             ENDED        ENDED        2000(6) TO
                                            MARCH 31,   MARCH 31,       JUNE 30,
                                              2002        2001(7)         2000
                                              ----        -------         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     8.70         10.81         11.07
 Income from investment operations:
 Net investment income                  $     0.78          0.81          0.29
 Net realized and unrealized gain
 (loss) on investments                  $    (0.99)        (2.08)        (0.25)
 Total from investment operations       $    (0.21)        (1.27)         0.04
 Less distributions from:
 Net investment income                  $     0.97          0.84          0.30
 Total distributions                    $     0.97          0.84          0.30
 Net asset value, end of period         $     7.52          8.70         10.81
 TOTAL RETURN(3):                       %    (2.18)       (12.07)        (0.49)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $   10,328        18,510        31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    %     1.44          1.40          1.48
 Gross expenses prior to expense
 reimbursement(4)                       %     1.72          1.63          1.67
 Net investment income after
 expense reimbursement(4)(5)            %    10.84         11.24         10.33
 Portfolio turnover rate                %      102           113           113

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  Commencement of offering of shares.
(7)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 CLASS A
                                             -----------------------------------------------
                                               YEAR      FIVE MONTHS     YEAR        PERIOD
                                              ENDED         ENDED       ENDED         ENDED
                                             MARCH 31,    MARCH 31,    OCT. 31,     OCT. 31,
                                               2002        2001(4)       2000       1999(1)
                                               ----        -------       ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $      9.36         9.24         9.96          10.00
 Income from investment operations:
 Net investment income                  $      0.78         0.39         0.85           0.67
 Net realized and unrealized gain
 (loss) on investments                  $     (0.62)        0.12        (0.65)         (0.04)
 Total from investment operations       $      0.16         0.51         0.20           0.63
 Less distributions from:
 Net investment income                  $      0.78         0.39         0.86           0.67
 Net realized gain on investments       $        --           --         0.06             --
 Total distributions                    $      0.78         0.39         0.92           0.67
 Net asset value, end of period         $      8.74         9.36         9.24           9.96
 TOTAL RETURN(2):                       %      1.94         5.61         1.89           6.37

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $    38,525       33,459       33,220         30,537
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %      1.30         1.09         1.04           1.00
 Gross expenses prior to expense
 reimbursement(3)                       %      1.79         1.63         2.16           2.32
 Net investment income after
 expense reimbursement(3)(5)            %      8.67        10.24         8.75           7.53
 Portfolio turnover rate                %       344          253          481            756

                                                                 CLASS B
                                             -----------------------------------------------
                                               YEAR      FIVE MONTHS     YEAR        PERIOD
                                              ENDED         ENDED       ENDED         ENDED
                                             MARCH 31,    MARCH 31,    OCT. 31,     OCT. 31,
                                               2002        2001(4)       2000       1999(1)
                                               ----        -------       ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $      9.36         9.23         9.96          10.00
 Income from investment operations:
 Net investment income                  $      0.72         0.36         0.78           0.60
 Net realized and unrealized gain
 (loss) on investments                  $     (0.62)        0.14        (0.66)         (0.05)
 Total from investment operations       $      0.10         0.50         0.12           0.55
 Less distributions from:
 Net investment income                  $      0.72         0.37         0.79           0.59
 Net realized gain on investments       $        --           --         0.06             --
 Total distributions                    $      0.72         0.37         0.85           0.59
 Net asset value, end of period         $      8.74         9.36         9.23           9.96
 TOTAL RETURN(2):                       %      1.29         5.43         1.02           5.57

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     6,673        5,025        3,702          2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %      2.05         1.84         1.79           1.72
 Gross expenses prior to expense
 reimbursement(3)                       %      2.44         2.28         2.41           2.64
 Net investment income after
 expense reimbursement(3)(5)            %      7.85         9.49         7.99           6.90
 Portfolio turnover rate                %       344          253          481            756

                                                                 CLASS C
                                             -----------------------------------------------
                                               YEAR      FIVE MONTHS     YEAR        PERIOD
                                              ENDED         ENDED       ENDED         ENDED
                                             MARCH 31,    MARCH 31,    OCT. 31,     OCT. 31,
                                               2002        2001(4)       2000       1999(1)
                                               ----        -------       ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $      9.36         9.23         9.96         10.00
 Income from investment operations:
 Net investment income                  $      0.71         0.37         0.78          0.62
 Net realized and unrealized gain
 (loss) on investments                  $     (0.61)        0.12        (0.66)        (0.06)
 Total from investment operations       $      0.10         0.49         0.12          0.56
 Less distributions from:
 Net investment income                  $      0.72         0.36         0.79          0.60
 Net realized gain on investments       $        --           --         0.06            --
 Total distributions                    $      0.72         0.36         0.85          0.60
 Net asset value, end of period         $      8.74         9.36         9.23          9.96
 TOTAL RETURN(2):                       %      1.21         5.39         1.02          5.67

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     1,633        1,314        1,578           776
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    %      2.05         1.84         1.79          1.73
 Gross expenses prior to expense
 reimbursement(3)                       %      2.44         2.29         2.40          2.66
 Net investment income after
 expense reimbursement(3)(5)            %      7.92         9.42         7.98          7.01
 Portfolio turnover rate                %       344          253          481           756

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                       ING MONEY MARKET FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                            CLASS A                                  CLASS B
                                              ------------------------------------     ------------------------------------
                                                YEAR      NINE MONTHS      PERIOD        YEAR      NINE MONTHS      PERIOD
                                               ENDED         ENDED         ENDED        ENDED         ENDED         ENDED
                                              MARCH 31,    MARCH 31,      JUNE 30,     MARCH 31,     MARCH 31,     JUNE 30,
                                               2002(7)      2001(6)        2000(1)      2002(7)       2001(6)       2000(2)
                                               -------      -------        -------      -------       -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       1.00          1.00          1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                  $       0.02*         0.04*         0.02*         0.01*         0.03*         0.03*
 Total from investment operations       $       0.02          0.04          0.02          0.01          0.03          0.03
 Less distributions from:
 Net investment income                  $       0.02          0.04          0.02          0.01          0.03          0.03
 Total distributions                    $       0.02          0.04          0.02          0.01          0.03          0.03
 Net asset value, end of period         $       1.00          1.00          1.00          1.00          1.00          1.00
 TOTAL RETURN(3):                       %       2.10          3.86          3.58          1.38          3.34          3.60

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     28,668        73,290        75,430        30,241        32,117        12,035
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)         %       0.93**        0.91**        0.85**        1.70**        1.64**        1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)            %       0.99          0.74          2.28          1.75          1.50          3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)         %       2.26          5.23          5.18          1.26          4.31          3.96

                                                            CLASS C
                                              ------------------------------------
                                                YEAR      NINE MONTHS      PERIOD
                                               ENDED         ENDED         ENDED
                                              MARCH 31,    MARCH 31,      JUNE 30,
                                               2002(7)      2001(6)        2000(2)
                                               -------      -------        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $       1.00          1.00         1.00
 Income from investment operations:
 Net investment income                  $       0.01*         0.03*        0.02*
 Total from investment operations       $       0.01          0.03         0.02
 Less distributions from:
 Net investment income                  $       0.01          0.03         0.02
 Total distributions                    $       0.01          0.03         0.02
 Net asset value, end of period         $       1.00          1.00         1.00
 TOTAL RETURN(3):                       %       1.33          3.34         3.58

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $     10,403        27,404        5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)         %       1.68**        1.59**       1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)            %       1.71          1.49         3.03
 Net investment income after expense
 reimbursement/recoupment(4)(5)         %       1.60          4.36         3.96

----------
(1)  Commenced operations on November 24, 1999.
(2)  Commenced operations on July 12, 1999.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.
(7) Effective May 21, 2001 ING Investments, LLC took over direct management of the Fund.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       CLASS A
                                                 ----------------------------------------------------
                                                   YEAR      FIVE MONTHS       YEAR         PERIOD
                                                  ENDED         ENDED         ENDED         ENDED
                                                 MARCH 31,    MARCH 31,     OCTOBER 31,   OCTOBER 31,
                                                   2002        2001(4)         2000         1999(1)
                                                   ----        -------         ----         -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $         1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                   $         0.03          0.02          0.06          0.04
 Total from investment operations        $         0.03          0.02          0.06          0.04
 Less distributions from:
 Net investment income                   $         0.03          0.02          0.06          0.04
 Total distributions                     $         0.03          0.02          0.06          0.04
 Net asset value, end of period          $         1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                        %         2.83          2.36          5.70          3.98

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      549,999       515,651       440,651       228,124
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %         0.77          0.77          0.74          0.73
 Gross expenses prior to expense
 reimbursement(3)                        %         1.27          1.30          1.42          1.67
 Net investment income after expense
 reimbursement(3)(5)                     %         2.75          5.61          5.59          4.59

                                                                       CLASS B
                                                 ----------------------------------------------------
                                                   YEAR      FIVE MONTHS       YEAR         PERIOD
                                                  ENDED         ENDED         ENDED         ENDED
                                                 MARCH 31,    MARCH 31,     OCTOBER 31,   OCTOBER 31,
                                                   2002        2001(4)         2000         1999(1)
                                                   ----        -------         ----         -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $         1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                   $         0.02          0.02          0.05          0.03
 Total from investment operations        $         0.02          0.02          0.05          0.03
 Less distributions from:
 Net investment income                   $         0.02          0.02          0.05          0.03
 Total distributions                     $         0.02          0.02          0.05          0.03
 Net asset value, end of period          $         1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                        %         2.21          2.11          5.03          3.31

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $        1,987         2,714         2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %         1.37          1.41          1.38          1.41
 Gross expenses prior to expense
 reimbursement(3)                        %         1.53          1.55          1.67          1.79
 Net investment income after expense
 reimbursement(3)(5)                     %         2.27          5.10          4.93          3.85

                                                                       CLASS C
                                                 ----------------------------------------------------
                                                   YEAR      FIVE MONTHS       YEAR         PERIOD
                                                  ENDED         ENDED         ENDED         ENDED
                                                 MARCH 31,    MARCH 31,     OCTOBER 31,   OCTOBER 31,
                                                   2002        2001(4)         2000         1999(1)
                                                   ----        -------         ----         -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $         1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                   $         0.02          0.02          0.05          0.03
 Total from investment operations        $         0.02          0.02          0.05          0.03
 Less distributions from:
 Net investment income                   $         0.02          0.02          0.05          0.03
 Total distributions                     $         0.02          0.02          0.05          0.03
 Net asset value, end of period          $         1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                        %         2.20          2.08          5.03          3.30

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $          590         2,583         2,035           444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %         1.38          1.40          1.39          1.41
 Gross expenses prior to expense
 reimbursement(3)                        %         1.53          1.55          1.67          1.78
 Net investment income after expense
 reimbursement(3)(5)                     %         2.44          5.00          5.03          3.89

----------
(1)  Fund commenced operations on December 15, 1998.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                            ING LEXINGTON MONEY MARKET TRUST
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             YEAR     THREE MONTHS
                                                            ENDED        ENDED                  YEAR ENDED DECEMBER 31,
                                                           MARCH 31,    MARCH 31,     --------------------------------------------
                                                             2002        2001(5)      2000(2)       1999         1998         1997
                                                             ----        -------      -------       ----         ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $         1.00         1.00         1.00         1.00         1.00         1.00
 Income from investment operations:
 Net investment income                             $         0.02         0.01         0.05       0.0425       0.0455       0.0458
 Total from investment operations                  $         0.02         0.01         0.05       0.0425       0.0455       0.0458
 Less distributions from:
 Net investment income                             $         0.02         0.01         0.05       0.0425       0.0455       0.0458
 Total distributions                               $         0.02         0.01         0.05       0.0425       0.0455       0.0458
 Net asset value, end of period                    $         1.00         1.00         1.00         1.00         1.00         1.00
 TOTAL RETURN(1):                                  %         2.11         1.22         5.57         4.34         4.64         4.68

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $       55,222       63,177       62,859       97,850       87,488       95,149
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)    %         0.98         0.92         1.00         1.00         1.00         1.00
 Gross expenses prior to expense reimbursement(4)  %         1.08         0.92         1.08         1.01         1.05         1.04
 Net investment income after expense
 reimbursement(3)(4)                               %         2.15         4.85         5.53         4.26         4.56         4.58

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Trust.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investment, LLC within three years.
(4)  Annualized for periods less than one year.
(5)  The Trust changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING GNMA Income Fund, Inc. (formerly Pilgrim GNMA Income Fund, Inc.), ING Funds Trust ("IFT", formerly Pilgrim Funds Trust), ING Mutual Funds ("IMF", formerly Pilgrim Mutual Funds), ING Investment Funds, Inc. ("IIF", formerly Pilgrim Investment Funds, Inc.) and ING Lexington Money Market Trust (formerly Lexington Money Market Trust) are each open-end investment management companies registered under the Investment Company Act of 1940, as amended.

ING GNMA Income Fund ("GNMA Fund", formerly Pilgrim GNMA Income Fund) is the single series of ING GNMA Income Fund, Inc., a Maryland Corporation organized on August 15, 1973.

IFT is a Delaware business trust established July 30, 1998 and consists of ten separately managed portfolios. Four of the Portfolios in this report are ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund", formerly Pilgrim National Tax-Exempt Bond Fund), ING Intermediate Bond Fund ("Intermediate Bond Fund", formerly Pilgrim Intermediate Bond Fund), ING High Yield Bond Fund ("High Yield Bond Fund", formerly Pilgrim High Yield Bond Fund) and ING Classic Money Market Fund (formerly ING Pilgrim Money Market Fund).

IMF is a Delaware business trust organized in 1992 and consists of twelve separately managed portfolios. Three of the Portfolios in this report are ING Strategic Income Fund ("Strategic Income Fund", formerly Pilgrim Strategic Income Fund), ING High Yield Opportunity Fund ("High Yield Opportunity Fund", formerly Pilgrim High Yield Fund II) and ING Money Market Fund (formerly Pilgrim Money Market Fund).

IIF is a Maryland Corporation organized in July 1969 and consists of two separately managed portfolios. One of the Portfolios in this report is the ING High Yield Fund ("High Yield Fund", formerly Pilgrim High Yield Fund).

ING Lexington Money Market Trust ("Money Market Trust", formerly Lexington Money Market Trust) is the single series of ING Lexington Money Market Trust, a Massachusetts business trust organized on June 30, 1977.

The investment objective of each Fund is described in each Fund's prospectus.

Prior to May 21, 2001, the date that ING Investments, LLC (formerly, ING Pilgrim Investments, LLC) took over direct management of the ING Money Market Fund, the Fund sought to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open-end investment company. The Primary Reserve Institutional Fund declared dividends of its net investment income daily, which the ING Money Market Fund recorded as dividend income. In addition, the ING Money Market Fund incurred its own expenses.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Group N.V. (NYSE:ING) acquired ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to some of the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquistions, the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim

--------------------------------------------------------------------------------

Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively.

REORGANIZATION. On November 2, 2001, the Board of Directors/Trustees of the ING Funds approved a proposal to reorganize the High Yield Fund into the High Yield Opportunity Fund. This proposed reoganziation is subject to approval by the shareholders of the High Yield Fund. If shareholder approval is obtained, it is expected that the reorganization would take place during the second quarter of 2002.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices (High Yield Fund, including securities sold short, is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     At March 31, 2002, the Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund contained three, one and thirteen securities, respectively, for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $302,424 (represents 0.59% of net assets), $453,937 (represents 0.25% of net assets), and $5,265,920 (represents 2.25% of net assets), for the Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund, respectively. In addition, at March 31, 2002, the High Yield Opportunity Fund and High Yield Bond Fund contained twelve and two securities for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. These securities had a total value of $923,291 (represents 0.40% of net assets) and $14 (represents 0.00% of net assets) for the High Yield Opportunity Fund and High Yield Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

--------------------------------------------------------------------------------

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund, ING

--------------------------------------------------------------------------------

     Classic Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund, Strategic Income Fund and High Yield Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund had the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. During the year ended March 31, 2002, the Funds did not loan any securities.

J. EQUALIZATION. The High Yield Fund followed the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of purchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares. High Yield Fund discontinued the practice of equalization in December of 2000.

K. PRINCIPLES OF PRESENTATION. Certain reclassifications have been made to the prior period financial statements to conform to the current year presentation.

L. RECENTLY ISSUED ACCOUNTING STANDARDS. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires Funds to classify gains and losses realized on principal paydowns received on mortgaged-backed securities previously included in realized gains/loss, as part of interest income. Adopting this principle does not affect the Funds' net asset value but does change the classification between interest income and realized gain/loss in the statements of operations. The adoption of this principle is not material to the financial statements.

--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2002, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES        SALES
                                ------------   ------------
GNMA Fund                       $         --   $         --
National Tax-Exempt Bond Fund      8,251,272      6,113,400
Intermediate Bond Fund           396,852,834    377,028,710
Strategic Income Fund             47,434,067     42,642,758
High Yield Fund                  172,354,635    185,570,752
High Yield Opportunity Fund      237,497,537    273,920,313
High Yield Bond Fund             140,691,457    131,709,772

U.S. Government Securities not included above were as follows:

                                  PURCHASES        SALES
                                ------------   ------------
GNMA Fund                       $685,711,538   $449,327,817
National Tax-Exempt Bond Fund             --             --
Intermediate Bond Fund           290,815,878    271,376,462
Strategic Income Fund             59,578,144     62,987,804
High Yield Fund                           --             --
High Yield Opportunity Fund               --             --
High Yield Bond Fund               2,545,289      2,544,340

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

GNMA Fund, Strategic Income Fund, High Yield Fund, High Yield Opportunity Fund, ING Money Market Fund and Money Market Trust have entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ING Mutual Funds Management, LLC served as the manager of the National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund pursuant to an Investment Management Agreement. On April 30, 2001 ING Mutual Funds Management, LLC merged into ING Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Income Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Fund and High Yield Opportunity Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for ING Money Market Fund -- 0.35%; for ING Classic Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% for the first $500 million and 0.45% in excess of $500 million.

The fees payable to the Manager were discounted for the National Tax-Exempt Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund and the ING Classic Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

Prior to May 21, 2001, the Manager did not charge a management fee for ING Money Market Fund since the Fund invested solely in another open-end regulated investment company. However, the Fund compensated the Manager with an administrative fee, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets.

Furman Selz Capital Management LLC (FSCM), a registered investment advisor, serves as subadvisor to the National Tax-Exempt Bond Fund pursuant to a subadvisory agreement between the Adviser and FSCM. For its sevices FSCM receives from the Adviser, a fee equal to 0.25% of the average daily net assets of the Fund. ING Investment Management LLC (IIM), a registered investment advisor, serves as subadvisor to the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund pursuant to a subadvisory agreement between the Adviser and IIM. For its services IIM receives from the Adviser, a fee equal to 0.25%, 0.325%, and 0.125%, respectively, of the average daily net assets of the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund except High Yield Fund. The GNMA Fund, National Tax-Exempt Bond Fund, Intermediate Bond Fund, Strategic Income Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund and Money Market Trust pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets. During the year ended March 31, 2002, the Administrator waived the 0.10% fee for Money Market Trust.

High Yield Fund has entered into a Service Agreement with IFS wherby IFS will act as

--------------------------------------------------------------------------------

Shareholder Service Agent for the Fund. The agreement provides that IFS will be compensated for incoming and outgoing shareholder telephone calls and letters, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. Prior to March 1, 2002, IFS acted as Shareholder Service Agent for the Strategic Income Fund, High Yield Opportunity Fund and ING Money Market Fund.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                  CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
                                  -------     -------     -------     -------     -------     -------     -------
GNMA Fund                          0.25%       1.00%       1.00%        N/A        0.75%       0.25%       0.65%
National Tax-Exempt Bond Fund      0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
Intermediate Bond Fund             0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
Strategic Income Fund              0.35%       0.75%       0.75%        N/A         N/A        0.25%        N/A
High Yield Fund                    0.25%       1.00%       1.00%        N/A        0.75%       0.25%        N/A
High Yield Opportunity Fund        0.35%       1.00%       1.00%        N/A         N/A        0.25%       0.65%
High Yield Bond Fund               0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
ING Money Market Fund              0.25%       1.00%       1.00%        N/A         N/A         N/A         N/A
ING Classic Money Market Fund      0.75%       1.00%       1.00%        N/A         N/A         N/A         N/A
Money Market Trust                  N/A         N/A         N/A         N/A         N/A         N/A         N/A

During the year ended March 31, 2002, the Distributor waived 0.10% of the Distribution fee for National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund for Class A only and waived 0.40% of the Distribution Fee for ING Classic Money Market Fund for Class A only.

For the year ended March 31, 2002, the Distributor has retained $168,993 as sales charges from the proceeds of Class A Shares sold, $151,017 from the proceeds of Class C Shares redeemed, and $760 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2002, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                                            ACCRUED
                                         ACCRUED                         SHAREHOLDER
                                       INVESTMENT         ACCRUED        SERVICES AND
                                       MANAGEMENT     ADMINISTRATIVE     DISTRIBUTION
                                          FEES             FEES              FEES           TOTAL
                                       ----------     --------------     ------------     ---------
GNMA Fund                               283,114           65,227            217,710        566,051
National Tax-Exempt Bond Fund            10,438            2,088              6,232         18,758
Intermediate Bond Fund                   28,215            5,643             22,724         56,582
Strategic Income Fund                    19,874            6,378             21,350         47,602
High Yield Fund                          93,455           19,292            114,950        227,697
High Yield Opportunity Fund             117,282           25,697            164,090        307,069
High Yield Bond Fund                     23,849            3,669             14,353         41,871
ING Money Market Fund                    23,476            2,334                 --         25,810
ING Classic Money Market Fund           119,694            1,012            188,190        308,896
Money Market Trust                       23,459           13,900                 --         37,359

At March 31, 2002, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 89.9%, 41.2%, 38.1% and 56.1% of the shares outstanding of National Tax-Exempt Bond Fund, Intermediate Bond Fund, Strategic Income Fund and High Yield Bond Fund, respectively. At March 31, 2002, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 14.1% of the shares outstanding of Intermediate Bond Fund. Investment activities of these shareholders could have a material impact on the Funds.

--------------------------------------------------------------------------------

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                   CLASS A      CLASS B      CLASS C      CLASS I     CLASS M     CLASS Q     CLASS T
                                   -------      -------      -------      -------     -------     -------     -------
GNMA Fund                           1.29%        2.04%        2.04%        1.04%        N/A        1.29%        N/A
National Tax-Exempt Bond Fund       1.15%        1.90%        1.90%         N/A         N/A         N/A         N/A
Intermediate Bond Fund              1.15%        1.90%        1.90%        0.90%        N/A         N/A         N/A
Strategic Income Fund               0.95%        1.35%        1.35%         N/A         N/A        0.85%        N/A
High Yield Fund                     1.10%        1.85%        1.85%         N/A        1.60%       1.10%        N/A
High Yield Opportunity Fund         1.10%        1.75%        1.75%         N/A         N/A        1.00%       1.40%
High Yield Bond Fund                1.30%        2.05%        2.05%         N/A         N/A         N/A         N/A
ING Money Market Fund               1.50%        2.25%        2.25%         N/A         N/A         N/A         N/A
ING Classic Money Market Fund       0.77%        1.41%        1.41%        0.31%        N/A         N/A         N/A
Money Market Trust                  1.00%         N/A          N/A          N/A         N/A         N/A         N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended March 31, 2002, the Funds did not have any loans outstanding.

NOTE 9 -- WHEN ISSUED SECURITIES
(GNMA FUND)

The GNMA Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund's policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed -- generally on the trade date. It is also the Fund's policy to segregate assets to cover its commitments for when-issued securities on trade date.

--------------------------------------------------------------------------------

NOTE 10 -- CONSTRUCTION LOAN SECURITIES (GNMA FUND)

The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                  CLASS A SHARES                                     CLASS B SHARES
                                 -----------------------------------------------    -----------------------------------------------
                                      YEAR            THREE                              YEAR            THREE
                                     ENDED         MONTHS ENDED      YEAR ENDED         ENDED         MONTHS ENDED     PERIOD ENDED
                                    MARCH 31,        MARCH 31,      DECEMBER 31,       MARCH 31,        MARCH 31,      DECEMBER 31,
                                      2002             2001             2000             2002             2001            2000(1)
                                 -------------    -------------    -------------    -------------    -------------    -------------
GNMA FUND
 (NUMBER OF SHARES)
Shares sold                         63,157,820        9,936,676       15,011,381        6,022,864        1,097,963          103,659
Shares issued in merger                     --        6,943,491               --               --        4,553,567               --
Shares issued as reinvestment
 of dividends                        2,668,663          578,344        2,343,091          186,731            1,539              455
Shares redeemed                    (55,105,271)      (9,201,160)     (20,138,470)      (2,387,819)        (249,233)            (977)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 10,721,212        8,257,351       (2,783,998)       3,821,776        5,403,836          103,137
                                 =============    =============    =============    =============    =============    =============
GNMA FUND ($)
Shares sold                      $ 546,608,964    $  84,029,800    $ 122,250,526    $  52,159,368    $   8,930,188    $     858,288
Shares issued in merger                     --       59,085,277               --               --       38,677,635               --
Shares issued as reinvestment
 of dividends                       23,079,905        4,895,626       19,042,463        1,612,231           13,021            3,763
Shares redeemed                   (477,081,467)     (78,707,194)    (163,634,919)     (20,607,683)      (2,134,765)          (8,207)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $  92,607,402    $  69,303,509    $ (22,341,930)   $  33,163,916    $  45,486,079    $     853,844
                                 =============    =============    =============    =============    =============    =============

                                                    CLASS C SHARES                 CLASS I SHARES
                                    --------------------------------------------   -------------
                                        YEAR            THREE
                                       ENDED        MONTHS ENDED    PERIOD ENDED    PERIOD ENDED
                                      MARCH 31,       MARCH 31,     DECEMBER 31,      MARCH 31,
                                        2002            2001           2000(2)         2002(4)
                                    ------------    ------------    ------------    ------------
GNMA FUND
 (NUMBER OF SHARES)
Shares sold                            4,825,457         923,217         243,137         210,287
Shares issued in merger                       --         673,255              --              --
Shares issued as reinvestment of
 dividends                                72,008           2,350           1,667           1,232
Shares redeemed                       (2,123,195)       (220,849)        (26,606)        (22,419)
                                    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                           2,774,270       1,377,973         218,198         189,100
                                    ============    ============    ============    ============
GNMA FUND ($)
Shares sold                         $ 41,776,167    $  7,833,790    $  2,009,330    $  1,814,979
Shares issued in merger                       --       5,719,720              --              --
Shares issued as reinvestment of
 dividends                               622,914          19,843          13,770          10,679
Shares redeemed                      (18,282,654)     (1,879,617)       (221,792)       (191,917)
                                    ------------    ------------    ------------    ------------
Net increase (decrease)             $ 24,116,427    $ 11,693,736    $  1,801,308    $  1,633,741
                                    ============    ============    ============    ============

                                            CLASS M SHARES                  CLASS Q SHARES                  CLASS T SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                        2002           2001(3)          2002           2001(3)          2002           2001(3)
                                    ------------    ------------    ------------    ------------    ------------    ------------
GNMA FUND
 (NUMBER OF SHARES)
Shares sold                               34,505              --          93,434           7,106             177           1,580
Shares issued in merger                       --          34,197              --          50,391              --       2,061,429
Shares issued as reinvestment of
 dividends                                 1,394              --           3,377              --          72,423              --
Shares redeemed                           (6,551)         (5,567)       (128,049)         (2,397)       (796,883)        (17,618)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              29,348          28,630         (31,238)         55,100        (724,283)      2,045,391
                                    ============    ============    ============    ============    ============    ============
GNMA FUND ($)
Shares sold                         $    300,488    $         --    $    813,238    $     54,840    $      1,546    $     13,580
Shares issued in merger                       --         311,809              --         428,802              --      17,054,525
Shares issued as reinvestment of
 dividends                                12,067              --          29,255              --         625,787              --
Shares redeemed                          (56,512)        (47,654)     (1,099,075)        (20,517)     (6,886,351)       (151,310)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $    256,043    $    264,155    $   (256,582)   $    463,125    $ (6,259,018)   $ 16,916,795
                                    ============    ============    ============    ============    ============    ============

----------
(1)  Class B commenced operations on October 6, 2000.
(2)  Class C commenced operations of October 13, 2000.
(3)  Class M, Q and T commenced operations on February 26, 2001.
(4)  Class I commenced operations on January 7, 2002.

--------------------------------------------------------------------------------

                                                    CLASS A SHARES                                  CLASS B SHARES
                                    --------------------------------------------    --------------------------------------------
                                        YEAR            FIVE                            YEAR            FIVE
                                       ENDED        MONTHS ENDED    PERIOD ENDED       ENDED        MONTHS ENDED    PERIOD ENDED
                                      MARCH 31,       MARCH 31,      OCTOBER 31,      MARCH 31,       MARCH 31,      OCTOBER 31,
                                        2002            2001           2000(1)          2002            2001           2000(1)
                                    ------------    ------------    ------------    ------------    ------------    ------------
NATIONAL TAX-EXEMPT
 BOND FUND
 (NUMBER OF SHARES)
Shares sold                              385,229       1,636,567       2,048,913          68,805          34,375          32,812
Shares issued as reinvestment of
 dividends                                84,914          39,507          91,486           1,483             316             240
Shares redeemed                         (357,753)     (1,709,158)         (4,501)         (3,696)         (9,407)         (2,459)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             112,390         (33,084)      2,135,898          66,592          25,284          30,593
                                    ============    ============    ============    ============    ============    ============
NATIONAL TAX-EXEMPT
 BOND FUND ($)
Shares sold                         $  4,047,524    $ 17,088,810    $ 20,400,991    $    724,114    $    354,273    $    322,416
Shares issued as reinvestment of
 dividends                               889,178         410,013         984,828          15,515           3,289           2,650
Shares redeemed                       (3,766,931)    (17,888,862)        (45,034)        (38,798)        (96,246)        (24,143)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $  1,169,771    $   (390,039)   $ 21,340,785    $    700,831    $    261,316    $    300,923
                                    ============    ============    ============    ============    ============    ============

                                                    CLASS C SHARES
                                    --------------------------------------------
                                        YEAR            FIVE
                                       ENDED        MONTHS ENDED    PERIOD ENDED
                                      MARCH 31,       MARCH 31,     OCTOBER 31,
                                        2002            2001          2000(1)
                                    ------------    ------------    ------------
NATIONAL TAX-EXEMPT
 BOND FUND
 (NUMBER OF SHARES)
Shares sold                               38,358              --          42,818
Shares issued as reinvestment of
 dividends                                 1,373             586             380
Shares redeemed                          (55,451)         (2,062)             (4)
                                    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (15,720)         (1,476)         43,194
                                    ============    ============    ============
NATIONAL TAX-EXEMPT
 BOND FUND ($)
Shares sold                         $    405,770    $         --    $    428,611
Shares issued as reinvestment of
 dividends                                14,387           6,084           3,841
Shares redeemed                         (580,473)        (21,500)            (39)
                                    ------------    ------------    ------------
Net increase (decrease)             $   (160,316)   $    (15,416)   $    432,413
                                    ============    ============    ============

----------
(1)  The fund commenced operations on November 8, 1999.

                                            CLASS A SHARES                                     CLASS B SHARES
                             --------------------------------------------    -----------------------------------------------
                                 YEAR            FIVE                            YEAR            FIVE
                                ENDED        MONTHS ENDED    YEAR ENDED         ENDED        MONTHS ENDED        YEAR ENDED
                               MARCH 31,       MARCH 31,     OCTOBER 31,       MARCH 31,       MARCH 31,         OCTOBER 31,
                                 2002            2001            2000            2002            2001               2000
                             ------------    ------------    ------------    ------------    ------------       ------------
INTERMEDIATE BOND FUND
 (NUMBER OF SHARES)
Shares sold                     5,035,127       2,799,804         742,508       1,144,345         126,479 (2)        197,117
Shares issued as
 reinvestment of dividends        403,357          87,297         210,814          59,528           6,008              9,518
Shares redeemed                (4,549,770)     (2,728,504)     (1,217,143)       (346,703)        (16,667)          (254,916)
                             ------------    ------------    ------------    ------------    ------------       ------------
Net increase (decrease) in
 shares outstanding               888,714         158,597        (263,821)        857,170         115,820            (48,281)
                             ============    ============    ============    ============    ============       ============
INTERMEDIATE BOND FUND ($)
Shares sold                  $ 52,129,574    $ 27,656,049    $  6,951,913    $ 11,851,772    $  1,282,225 (2)   $  1,832,353
Shares issued as
 reinvestment of dividends      4,097,319         867,710       1,990,945         601,448          59,681             95,747
Shares redeemed               (47,299,269)    (26,982,543)    (11,378,033)     (3,506,893)       (165,234)        (2,372,024)
                             ------------    ------------    ------------    ------------    ------------       ------------
Net increase (decrease)      $  8,927,624    $  1,541,216    $ (2,435,175)   $  8,946,327    $  1,176,672       $   (443,924)
                             ============    ============    ============    ============    ============       ============

                                               CLASS C SHARES                  CLASS I SHARES           CLASS X SHARES(3)
                                --------------------------------------------   --------------   -------------------------------
                                                    FIVE                                            FIVE
                                 YEAR ENDED     MONTHS ENDED    YEAR ENDED      PERIOD ENDED    MONTHS ENDED       YEAR ENDED
                                  MARCH 31,       MARCH 31,     OCTOBER 31,       MARCH 31,       MARCH 31,        OCTOBER 31,
                                    2002            2001            2000           2002(1)          2001               2000
                                ------------    ------------    ------------    ------------    ------------       ------------
INTERMEDIATE BOND FUND
 (NUMBER OF SHARES)
Shares sold                          703,512         235,675         479,308       1,005,783               1             35,831
Shares issued as reinvestment
 of dividends                         42,864          15,272          15,231          10,435              --              4,185
Shares redeemed                     (540,629)       (363,308)        (58,433)        (27,796)        (58,228) (2)       (88,834)
                                ------------    ------------    ------------    ------------    ------------       ------------
Net increase (decrease) in
 shares outstanding                  205,747        (112,361)        436,106         988,422         (58,227)           (48,818)
                                ============    ============    ============    ============    ============       ============
INTERMEDIATE BOND FUND ($)
Shares sold                     $  7,201,959    $  2,308,946    $  4,500,995    $ 10,071,273    $          8       $    341,592
Shares issued as reinvestment
 of dividends                        435,184         151,721         157,438         104,328              --             42,046
Shares redeemed                   (5,601,691)     (3,634,603)       (542,480)       (277,109)       (607,398) (2)      (836,710)
                                ------------    ------------    ------------    ------------    ------------       ------------
Net increase (decrease)         $  2,035,452    $ (1,173,936)   $  4,115,953    $  9,898,492    $   (607,390)      $   (453,072)
                                ============    ============    ============    ============    ============       ============

----------
(1)  Class I Shares commenced operations on January 8, 2002.
(2) Amounts reflect 57,507 of Class X shares, valued at $550,587, that were converted into Class B shares on November 17, 2000.
(3) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

--------------------------------------------------------------------------------

                                                    CLASS A SHARES                                   CLASS B SHARES
                                    --------------------------------------------    --------------------------------------------
                                        YEAR            NINE                            YEAR            NINE
                                       ENDED        MONTHS ENDED     YEAR ENDED        ENDED        MONTHS ENDED     YEAR ENDED
                                      MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,       JUNE 30,
                                        2002            2001            2000            2002            2001            2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
STRATEGIC INCOME FUND
 (NUMBER OF SHARES)
Shares sold                            4,697,482         518,725         604,669         674,202         408,264         235,490
Shares issued in merger                       --       3,150,703              --              --          92,272              --
Shares issued as reinvestment of
 dividends                               226,982           4,630          11,483          31,890           4,913          16,764
Shares redeemed                       (5,100,284)       (583,744)       (607,655)       (368,456)       (112,217)       (333,238)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (175,820)      3,090,314           8,497         337,636         393,232         (80,984)
                                    ============    ============    ============    ============    ============    ============
STRATEGIC INCOME FUND ($)
Shares sold                         $ 53,226,132    $  7,106,388    $  7,329,922    $  7,477,720    $  4,695,326    $  2,807,321
Shares issued in merger                       --      37,188,186              --              --       1,064,000              --
Shares issued as reinvestment of
 dividends                             2,571,224          54,593         139,358         352,785          56,288         199,456
Shares redeemed                      (57,817,171)     (6,920,354)     (7,363,256)     (4,086,298)     (1,297,614)     (3,971,439)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (2,019,815)   $ 37,428,813    $    106,024    $  3,744,207    $  4,518,000    $   (964,662)
                                    ============    ============    ============    ============    ============    ============

                                                   CLASS C SHARES                                  CLASS Q SHARES
                                    --------------------------------------------    --------------------------------------------
                                        YEAR            NINE                            YEAR            NINE
                                       ENDED        MONTHS ENDED     YEAR ENDED        ENDED        MONTHS ENDED     YEAR ENDED
                                      MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,       JUNE 30,
                                        2002            2001            2000            2002            2001            2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
STRATEGIC INCOME FUND
 (NUMBER OF SHARES)
Shares sold                              730,521         546,942         594,925         152,597          38,536           5,652
Shares issued in merger                       --           3,821              --              --              --              --
Shares issued as reinvestment of
 dividends                                16,633           3,185          11,584           1,329             462           1,233
Shares redeemed                         (735,217)       (445,234)       (905,931)       (165,279)        (37,766)         (1,293)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                              11,937         108,714        (299,422)        (11,353)          1,232           5,592
                                    ============    ============    ============    ============    ============    ============
STRATEGIC INCOME FUND ($)
Shares sold                         $  8,465,693    $  6,606,970    $  7,361,851    $  1,640,404    $    429,146    $     64,150
Shares issued in merger                       --          46,034              --              --              --              --
Shares issued as reinvestment of
 dividends                               192,316          38,209         143,424          14,311           5,116          14,212
Shares redeemed                       (8,486,891)     (5,322,378)    (11,234,101)     (1,784,646)       (418,017)        (14,990)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $    171,118    $  1,368,835    $ (3,728,826)   $   (129,931)   $     16,245    $     63,372
                                    ============    ============    ============    ============    ============    ============

                                                CLASS A SHARES                                     CLASS B SHARES
                                -----------------------------------------------    -----------------------------------------------
                                    YEAR             NINE                              YEAR             NINE
                                   ENDED         MONTHS ENDED      YEAR ENDED         ENDED         MONTHS ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,         JUNE 30,        MARCH 31,        MARCH 31,         JUNE 30,
                                    2002             2001              2000            2002             2001              2000
                                -------------    -------------    -------------    -------------    -------------    -------------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                        47,045,534       15,745,272       18,403,831        4,988,334        5,309,475       10,007,643
Shares issued as reinvestment
 of dividends                         868,779          646,613          992,628        1,119,773          995,556        1,441,815
Shares redeemed                   (44,279,505)     (19,153,331)     (24,529,807)      (9,945,406)      (9,975,735)     (15,933,643)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                 3,634,808       (2,761,446)      (5,133,348)      (3,837,299)      (3,670,704)      (4,484,185)
                                =============    =============    =============    =============    =============    =============
HIGH YIELD FUND ($)
Shares sold                     $ 168,380,158    $  66,608,855    $  97,912,317    $  17,928,604    $  22,503,028    $  55,282,605
Shares issued as reinvestment
 of dividends                       3,084,229        2,819,377        5,460,638        3,996,787        4,335,584        7,894,426
Shares redeemed                  (158,516,234)     (82,304,218)    (131,398,105)     (35,288,970)     (43,506,185)     (86,943,865)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  12,948,153    $ (12,875,986)   $ (28,025,150)   $ (13,363,579)   $ (16,667,573)   $ (23,766,834)
                                =============    =============    =============    =============    =============    =============

                                               CLASS C SHARES
                                --------------------------------------------
                                    YEAR            NINE
                                   ENDED        MONTHS ENDED      YEAR ENDED
                                  MARCH 31,       MARCH 31,         JUNE 30,
                                    2002            2001             2000
                                ------------    ------------    ------------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                          698,361       2,026,872       2,837,111
Shares issued as reinvestment
 of dividends                         49,016          34,886          28,522
Shares redeemed                     (776,938)     (1,825,857)     (1,778,397)
                                ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   29,561         235,901       1,087,236
                                ============    ============    ============
HIGH YIELD FUND ($)
Shares sold                     $  2,472,909    $  9,115,727    $ 15,174,843
Shares issued as reinvestment
 of dividends                        175,072         151,350         153,864
Shares redeemed                   (2,724,654)     (8,303,880)     (9,243,746)
                                ------------    ------------    ------------
Net increase (decrease)         $    (76,673)   $    963,197    $  6,084,961
                                ============    ============    ============

--------------------------------------------------------------------------------

                                                   CLASS M SHARES                                  CLASS Q SHARES
                                    --------------------------------------------    --------------------------------------------
                                        YEAR            NINE                            YEAR            NINE
                                       ENDED        MONTHS ENDED     YEAR ENDED        ENDED        MONTHS ENDED     YEAR ENDED
                                      MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,       JUNE 30,
                                        2002            2001            2000            2002            2001            2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
HIGH YIELD FUND
 (NUMBER OF SHARES)
Shares sold                              863,037          95,583         127,747           6,225           3,863              --
Shares issued as reinvestment of
 dividends                                86,174         101,388         188,400              47             218              --
Shares redeemed                       (1,346,516)       (909,049)     (1,858,983)           (828)         (4,080)             --
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (397,305)       (712,078)     (1,542,836)          5,444               1              --
                                    ============    ============    ============    ============    ============    ============
HIGH YIELD FUND ($)
Shares sold                         $  2,960,082    $    395,381    $    705,631    $     21,315    $     19,119    $         --
Shares issued as reinvestment of
 dividends                               309,096         444,144       1,036,966             159             957               2
Shares redeemed                       (4,732,104)     (3,916,982)    (10,086,399)         (2,810)        (15,911)             --
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (1,462,926)   $ (3,077,457)   $ (8,343,802)   $     18,664    $      4,165    $          2
                                    ============    ============    ============    ============    ============    ============

                                                 CLASS A SHARES                                     CLASS B SHARES
                                 -----------------------------------------------   ------------------------------------------------
                                     YEAR             NINE                              YEAR             NINE
                                    ENDED         MONTHS ENDED       YEAR ENDED        ENDED         MONTHS ENDED       YEAR ENDED
                                   MARCH 31,        MARCH 31,         JUNE 30,        MARCH 31,        MARCH 31,         JUNE 30,
                                     2002             2001              2000            2002             2001              2000
                                 -------------    -------------    -------------    -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                          7,384,162        3,446,818        2,024,176        2,122,908        1,020,908          696,890
Shares issued in merger                     --        3,571,051        1,920,197               --       12,288,479        6,815,662
Shares issued as reinvestment
 of dividends                          386,832          147,603           85,848          708,385          217,419          173,796
Shares redeemed                     (7,052,007)      (3,995,119)      (2,296,078)      (4,559,558)      (2,284,363)      (1,757,346)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                    718,987        3,170,353        1,734,143       (1,728,265)      11,242,443        5,929,002
                                 =============    =============    =============    =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                      $  58,175,845    $  68,146,350    $  22,289,353    $  16,743,471    $ 118,247,344    $   7,778,149
Shares issued in merger                     --       31,382,187       21,258,924               --      108,181,979       75,437,662
Shares issued as reinvestment
 of dividends                        3,009,696        1,393,773          948,687        5,501,455        2,064,653        1,923,761
Shares redeemed                    (55,398,519)     (37,459,282)     (25,459,352)     (35,664,329)     (21,596,811)     (19,459,549)
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)          $   5,787,022    $  63,463,028    $  19,037,612    $ (13,419,403)   $ 206,897,165    $  65,680,023
                                 =============    =============    =============    =============    =============    =============

                                                   CLASS C SHARES
                                    --------------------------------------------
                                        YEAR            NINE
                                       ENDED        MONTHS ENDED     YEAR ENDED
                                      MARCH 31,       MARCH 31,       JUNE 30,
                                        2002            2001            2000
                                    ------------    ------------    ------------
HIGH YIELD OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                              793,691       1,019,125         835,807
Shares issued in merger                       --       2,033,709         876,081
Shares issued as reinvestment of
 dividends                               131,261          38,546          60,087
Shares redeemed                       (1,491,553)     (1,406,811)     (1,223,652)
                                    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (566,601)      1,684,569         548,323
                                    ============    ============    ============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                         $  6,403,212    $ 29,857,628    $  9,284,852
Shares issued in merger                       --      17,904,896       9,698,640
Shares issued as reinvestment of
 dividends                             1,024,746         365,478         667,948
Shares redeemed                      (11,855,613)    (13,234,360)    (13,540,976)
                                    ------------    ------------    ------------
Net increase (decrease)             $ (4,427,655)   $ 34,893,642    $  6,110,464
                                    ============    ============    ============

                                                   CLASS Q SHARES                                  CLASS T SHARES
                                    --------------------------------------------    --------------------------------------------
                                        YEAR            NINE                            YEAR            NINE
                                       ENDED        MONTHS ENDED     YEAR ENDED        ENDED        MONTHS ENDED    PERIOD ENDED
                                      MARCH 31,       MARCH 31,       JUNE 30,        MARCH 31,       MARCH 31,       JUNE 30,
                                        2002            2001            2000            2002            2001           2000(1)
                                    ------------    ------------    ------------    ------------    ------------    ------------
HIGH YIELD OPPORTUNITY FUND
 (NUMBER OF SHARES)
Shares sold                              374,119         953,432       1,176,601           5,425           3,731          42,193
Shares issued in merger                       --              --              --              --              --       3,237,823
Shares issued as reinvestment of
 dividends                                24,396          30,998          38,331         137,220         115,386          45,794
Shares redeemed                         (527,306)     (1,271,213)       (857,666)       (896,484)       (890,992)       (426,380)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                            (128,791)       (286,783)        357,266        (753,839)       (771,875)      2,899,430
                                    ============    ============    ============    ============    ============    ============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                         $  3,014,721    $  8,874,061    $ 12,941,570    $     23,154    $     36,929    $    467,407
Shares issued in merger                       --              --              --              --              --      35,837,128
Shares issued as reinvestment of
 dividends                               191,409         300,645         431,200       1,073,078       1,098,699         495,594
Shares redeemed                       (4,139,454)    (12,170,488)     (9,622,674)     (7,059,452)     (8,630,230)     (4,680,068)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $   (933,324)   $ (2,995,782)   $  3,750,096    $ (5,963,220)   $ (7,494,602)   $ 32,120,061
                                    ============    ============    ============    ============    ============    ============

----------
(1)  Class T Shares commenced operations on March 31, 2000.

--------------------------------------------------------------------------------


                                                   CLASS A SHARES                                  CLASS B SHARES
                                    --------------------------------------------   ------------------------------------------------
                                        YEAR            FIVE                            YEAR            FIVE
                                       ENDED        MONTHS ENDED     YEAR ENDED        ENDED        MONTHS ENDED        YEAR ENDED
                                      MARCH 31,       MARCH 31,      OCTOBER 31,      MARCH 31,       MARCH 31,         OCTOBER 31,
                                        2002            2001            2000            2002            2001               2000
                                    ------------    ------------    ------------    ------------    ------------       ------------
HIGH YIELD BOND FUND
 (NUMBER OF SHARES)
Shares sold                            2,794,127         539,752         795,930         451,236         177,908(1)         263,509
Shares issued as reinvestment
 of dividends                            302,345         139,603         308,536          26,235          12,429             17,410
Shares redeemed                       (2,261,582)       (702,638)       (572,787)       (250,521)        (54,389)          (118,328)
                                    ------------    ------------    ------------    ------------    ------------       ------------
Net increase (decrease) in shares
 outstanding                             834,890         (23,283)        531,679         226,950         135,948            162,591
                                    ============    ============    ============    ============    ============       ============
HIGH YIELD BOND FUND ($)
Shares sold                         $ 24,410,505    $  5,066,037    $  7,879,297    $  4,004,927    $  1,730,356(1)    $  2,578,002
Shares issued as reinvestment
 of dividends                          2,679,680       1,305,475       3,000,374         232,795         123,744            169,541
Shares redeemed                      (19,826,039)     (6,625,140)     (5,535,027)     (2,217,572)       (513,327)        (1,156,802)
                                    ------------    ------------    ------------    ------------    ------------       ------------
Net increase (decrease)             $  7,264,146    $   (253,628)   $  5,344,644    $  2,020,150    $  1,340,773       $  1,590,741
                                    ============    ============    ============    ============    ============       ============

                                                  CLASS C SHARES                       CLASS X SHARES(2)
                                    -----------------------------------------    -----------------------------
                                                       FIVE                         FIVE
                                     YEAR ENDED    MONTHS ENDED   YEAR ENDED     MONTHS ENDED      YEAR ENDED
                                      MARCH 31,      MARCH 31,    OCTOBER 31,     MARCH 31,        OCTOBER 31,
                                        2002           2001          2000           2001              2000
                                    -----------    -----------    -----------    -----------       -----------
HIGH YIELD BOND FUND
 (NUMBER OF SHARES)
Shares sold                              83,521         23,538        117,601          2,714            47,258
Shares issued as reinvestment
 of dividends                             7,820          4,599          9,355             --             8,397
Shares redeemed                         (44,804)       (58,698)       (33,988)      (116,250)(1)       (29,041)
                                    -----------    -----------    -----------    -----------       -----------
Net increase (decrease) in shares
 outstanding                             46,537        (30,561)        92,968       (113,536)           26,614
                                    ===========    ===========    ===========    ===========       ===========
HIGH YIELD BOND FUND ($)
Shares sold                         $   735,222    $   220,015    $ 1,149,721    $    25,056       $   462,208
Shares issued as reinvestment
 of dividends                            69,372         42,924         90,648             --            75,035
Shares redeemed                        (391,654)      (553,239)      (328,499)    (1,165,012)(1)      (276,571)
                                    -----------    -----------    -----------    -----------       -----------
Net increase (decrease)             $   412,940    $  (290,300)   $   911,870    $(1,139,956)      $   260,672
                                    ===========    ===========    ===========    ===========       ===========

----------
(1) Amounts reflect 115,804 of Class X shares, valued at $1,069,603, that were converted into Class B shares on November 17, 2000.
(2) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

                                                 CLASS A SHARES                                       CLASS B SHARES
                                ---------------------------------------------------    --------------------------------------------
                                    YEAR              NINE                                 YEAR            NINE
                                   ENDED          MONTHS ENDED       PERIOD ENDED         ENDED        MONTHS ENDED    PERIOD ENDED
                                  MARCH 31,         MARCH 31,           JUNE 30,         MARCH 31,       MARCH 31,       JUNE 30,
                                    2002              2001              2000(1)            2002            2001           2000(2)
                                -------------    ---------------    ---------------    ------------    ------------    ------------
ING MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                       747,016,244      1,150,554,753      1,169,128,592      53,297,901      68,493,003      61,428,458
Shares issued as reinvestment
 of dividends                         896,286          1,351,356            401,613         339,135         431,723         197,336
Shares redeemed                  (792,532,461)    (1,154,040,303)    (1,094,099,819)    (55,511,975)    (48,838,827)    (49,590,590)
                                -------------    ---------------    ---------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding               (44,619,931)        (2,134,194)        75,430,386      (1,874,939)     20,085,899      12,035,204
                                =============    ===============    ===============    ============    ============    ============
ING MONEY MARKET FUND ($)
Shares sold                     $ 747,016,244    $ 1,150,554,753    $ 1,169,128,592    $ 53,297,901    $ 68,493,003    $ 61,428,458
Shares issued as reinvestment
 of dividends                         896,286          1,351,356            401,613         339,135         431,723         197,336
Shares redeemed                  (792,532,461)    (1,154,036,641)    (1,094,099,819)    (55,511,975)    (48,838,828)    (49,590,590)
                                -------------    ---------------    ---------------    ------------    ------------    ------------
Net increase (decrease)         $ (44,619,931)   $    (2,130,532)   $    75,430,386    $ (1,874,939)   $ 20,085,898    $ 12,035,204
                                =============    ===============    ===============    ============    ============    ============

                                                    CLASS C SHARES
                                    ----------------------------------------------
                                        YEAR             NINE
                                       ENDED         MONTHS ENDED     PERIOD ENDED
                                      MARCH 31,        MARCH 31,         JUNE 30,
                                        2002             2001             2000(2)
                                    -------------    -------------    ------------
ING MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                           148,663,160      223,189,271      63,807,062
Shares issued as reinvestment of
 dividends                                185,657          261,553          62,389
Shares redeemed                      (165,850,469)    (201,473,468)    (58,438,711)
                                    -------------    -------------    ------------
Net increase (decrease) in shares
 outstanding                          (17,001,652)      21,977,356       5,430,740
                                    =============    =============    ============
ING MONEY MARKET FUND ($)
Shares sold                         $ 148,663,160    $ 223,189,271    $ 63,807,062
Shares issued as reinvestment of
 dividends                                185,657          261,553          62,389
Shares redeemed                      (165,850,469)    (201,473,468)    (58,438,711)
                                    -------------    -------------    ------------
Net increase (decrease)             $ (17,001,652)   $  21,977,356    $  5,430,740
                                    =============    =============    ============

----------
(1)  Class A Shares commenced operations on July 12, 1999.
(2)  Class B and C Shares commenced operations on November 24, 1999.

--------------------------------------------------------------------------------

                                                   CLASS A SHARES                                  CLASS B SHARES
                                   -----------------------------------------------    ---------------------------------------------
                                       YEAR             FIVE                              YEAR          FIVE
                                      ENDED         MONTHS ENDED      YEAR ENDED         ENDED      MONTHS ENDED        YEAR ENDED
                                     MARCH 31,        MARCH 31,       OCTOBER 31,      MARCH 31,      MARCH 31,         OCTOBER 31,
                                       2002             2001             2000             2002          2001               2000
                                   -------------    -------------    -------------    -----------    -----------       ------------
ING CLASSIC MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                          975,047,539      431,641,207      880,095,214        243,751      1,038,248 (1)     11,939,590
Shares issued in merger                       --               --               --             --             --                 --
Shares issued as reinvestment
 of dividends                         14,496,071       11,100,736       19,495,251         51,325         62,429            120,224
Shares redeemed                     (955,149,292)    (367,751,613)    (687,044,099)    (1,021,831)    (1,091,847)       (10,526,771)
                                   -------------    -------------    -------------    -----------    -----------       ------------
Net increase (decrease) in
 shares outstanding                   34,394,318       74,990,330      212,546,366       (726,755)         8,830          1,533,043
                                   =============    =============    =============    ===========    ===========       ============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                        $ 975,047,296    $ 431,641,207    $ 880,095,214    $   243,715    $ 1,038,248 (1)   $ 11,939,590
Shares issued in merger                       --               --               --             --             --                 --
Shares issued as reinvestment
 of dividends                         14,496,071       11,100,736       19,495,251         51,325         62,429            120,224
Shares redeemed                     (955,149,292)    (367,751,613)    (687,044,099)    (1,021,831)    (1,091,847)       (10,526,772)
                                   -------------    -------------    -------------    -----------    -----------       ------------
Net increase (decrease)            $  34,394,075    $  74,990,330    $ 212,546,366    $  (726,791)   $     8,830       $  1,533,042
                                   =============    =============    =============    ===========    ===========       ============

                                                   CLASS C SHARES                                  CLASS I SHARES
                                    --------------------------------------------    --------------------------------------------
                                        YEAR            FIVE                            YEAR            FIVE
                                       ENDED        MONTHS ENDED     YEAR ENDED        ENDED        MONTHS ENDED     YEAR ENDED
                                      MARCH 31,       MARCH 31,      OCTOBER 31,      MARCH 31,       MARCH 31,      OCTOBER 31,
                                        2002            2001            2000            2002            2001            2000
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING CLASSIC MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                               95,399       1,847,196       4,458,551             106              --      39,600,100
Shares issued in merger                       --              --              --              --              --              --
Shares issued as reinvestment of
 dividends                                44,817          45,292          38,998         265,050         251,087         863,004
Shares redeemed                       (2,133,740)     (1,344,060)     (2,907,001)    (11,083,870)     (1,494,250)    (30,307,606)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                          (1,993,524)        548,428       1,590,548     (10,818,714)     (1,243,163)     10,155,498
                                    ============    ============    ============    ============    ============    ============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                         $     95,380    $  1,847,196    $  4,458,551    $        106    $         --    $ 39,600,100
Shares issued in merger                       --              --              --              --              --              --
Shares issued as reinvestment of
 dividends                                44,817          45,292          38,998         265,050         251,087         863,004
Shares redeemed                       (2,133,740)     (1,344,060)     (2,907,002)    (11,083,870)     (1,494,250)    (30,307,606)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (1,993,543)   $    548,428    $  1,590,547    $(10,818,714)   $ (1,243,163)   $ 10,155,498
                                    ============    ============    ============    ============    ============    ============

                                                    CLASS X SHARES(2)
                                             -----------------------------
                                                 FIVE
                                             MONTHS ENDED      YEAR ENDED
                                               MARCH 31,       OCTOBER 31,
                                                 2001              2000
                                             -----------       -----------
ING CLASSIC MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                                        6,199         1,107,597
Shares issued as reinvestment of dividends            --            21,226
Shares redeemed                                 (388,098)(1)    (2,258,571)
                                             -----------       -----------
Net decrease in shares outstanding              (381,899)       (1,129,748)
                                             ===========       ===========
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                  $     6,199       $ 1,107,597
Shares issued as reinvestment of dividends            --            21,226
Shares redeemed                                 (388,098)(1)    (2,258,570)
                                             -----------       -----------
Net decrease                                 $  (381,899)      $(1,129,747)
                                             ===========       ===========

----------
(1) Amounts reflect 381,646 of Class X shares, valued at $381,646, that were converted into Class B shares on November 17, 2000.
(2) Effective November 17, 2000, Class X Shares are no longer being offered for sale.

--------------------------------------------------------------------------------

                                                                 CLASS A SHARES
                                                -----------------------------------------------
                                                    YEAR             THREE
                                                   ENDED          MONTHS ENDED      YEAR ENDED
                                                  MARCH 31,         MARCH 31,      DECEMBER 31,
                                                    2002              2001            2000
                                                -------------    -------------    -------------
MONEY MARKET TRUST
 (NUMBER OF SHARES)
Shares sold                                        28,781,871       16,156,660       85,250,442
Shares issued as reinvestment of dividends          1,227,271          724,771        4,121,169
Shares redeemed                                   (37,963,635)     (16,555,408)    (124,370,412)
                                                -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (7,954,493)         326,023      (34,998,801)
                                                =============    =============    =============
MONEY MARKET TRUST ($)
Shares sold                                     $  28,781,871    $  16,156,660    $  85,250,442
Shares issued as reinvestment of dividends          1,227,271          724,771        4,121,169
Shares redeemed                                   (37,963,635)     (16,555,408)    (124,370,412)
                                                -------------    -------------    -------------
Net increase (decrease)                         $  (7,954,493)   $     326,023    $ (34,998,801)
                                                =============    =============    =============

NOTE 12 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, Strategic Income Fund, High Yield Fund and High Yield Opportunity Fund had 8.95%, 15.97% and 33.09%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2002, the Strategic Income Fund held the following defaulted securities:
Adelphia Business Solutions, Inc., Call-Net Enterprises, Inc., Doman Industries Ltd., Sterling Chemicals, Inc., WinStar Communications, Inc. and XO Communications, Inc. The aggregate value for these securities was $360,530. The High Yield Fund held Adelphia Business Solutions, Inc., and Zilog, Inc., securities in default with aggregate value of $1,993,375. The High Yield Opportunity Fund held Adelphia Business Solutions, Inc., Call-Net Enterprises, Inc., Classic Cable, Inc., Concentric Network Corp., Doman Industries Ltd., Exodus Communications, Inc., Globix Corp., ICG Services, Inc., SA Telecommunications, Inc., Source Media, Inc., Sterling Chemicals, Inc., US Interactive, WinStar Communications, Inc., XO Communications, Inc., and Zilog, Inc. The aggregate value for these securities was $17,805,668.

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

--------------------------------------------------------------------------------

NOTE 13 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

                                 ORDINARY     TAX-EXEMPT     TAX RETURN
                                  INCOME        INCOME       OF CAPITAL
                                -----------   -----------   -----------
GNMA Fund                       $31,300,756   $        --   $        --
National Tax-Exempt Bond Fund            --       943,795            --
Intermediate Bond Fund            5,881,927            --            --
Strategic Income Fund             4,001,576            --            --
High Yield Fund                  17,631,941            --     4,498,101
High Yield Opportunity Fund      30,354,207            --            --
High Yield Bond Fund              3,441,800            --            --
ING Money Market Fund             1,822,608            --            --
ING Classic Money Market Fund    15,221,461            --            --
Money Market Trust                1,276,180            --            --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts have been increased (decreased) through reclassification as of March 31, 2002:

                                        PAID-IN       UNDISTRIBUTED NET       ACCUMULATED NET REALIZED
                                        CAPITAL       INVESTMENT INCOME     GAINS (LOSSES) ON INVESTMENTS
                                      -----------     -----------------     -----------------------------
GNMA Fund                             $        --        $ 1,022,962                $(1,022,962)
National Tax-Exempt Bond Fund                 260               (260)                        --
Intermediate Bond Fund                         --             95,102                    (95,102)
Strategic Income Fund                          --            269,771                   (269,771)
High Yield Fund                        (4,837,174)         4,501,532                    335,642
High Yield Opportunity Fund                    --            588,917                   (588,917)
High Yield Bond Fund                        1,090             (1,090)                        --
ING Money Market Fund                          --              3,763                     (3,763)
ING Classic Money Market Fund                (284)            27,700                    (27,416)
Money Market Trust                             --                271                       (271)

Capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2002:

                                     AMOUNT          EXPIRATION DATES
                                  ------------       ----------------
GNMA Fund                         $ 16,472,090         2003 - 2010
Strategic Income Fund                9,471,478         2006 - 2010
High Yield Fund                    178,091,462         2003 - 2010
High Yield Opportunity Fund        459,417,528         2004 - 2010
High Yield Bond Fund                 5,388,610         2008 - 2010

A portion of the amount of these losses may be limited in the future due to previous fund mergers. During the year ended March 31, 2002, $339,073 of capital loss carryforwards of the High Yield Fund expired.

As of March 31, 2002, the following amounts represent distribution requirements of the Funds:

                                 ORDINARY       TAX-EXEMPT       LONG-TERM
                                  INCOME          INCOME       CAPITAL GAINS
                                ----------      ----------     -------------
GNMA Fund                       $3,756,752      $       --      $       --
National Tax-Exempt Bond Fund           --           3,160          65,693
Intermediate Bond Fund             482,366              --          53,053
Strategic Income Fund              378,682              --              --
High Yield Opportunity Fund      1,061,218              --              --
High Yield Bond Fund                53,725              --              --
ING Money Market Fund              145,156              --              --
Money Market Trust                   1,522              --              --

--------------------------------------------------------------------------------

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2002, the Funds elected to defer losses occurring between November 1, 2001 and March 31, 2002 as follows:

                                        POST OCTOBER
                                      CAPITAL/CURRENCY
            FUND                      LOSSES DEFERRED
----------------------------          ---------------
GNMA Fund                               $ 1,397,729
Strategic Income Fund                       865,961
High Yield Fund                           3,241,742
High Yield Opportunity Fund              29,769,046
High Yield Bond Fund                        369,001
ING Money Market Fund                         6,037
ING Classic Money Market Fund                35,311

NOTE 14 -- CHANGES IN THE FUND'S YEAR-END

Effective March 31, 2001 the Funds changed their fiscal year-end to March 31 from: June 30 for Strategic Income Fund, High Yield Fund, High Yield Opportunity Fund and ING Money Market Fund; October 31 for National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund; December 31 for GNMA Fund and Money Market Trust. This change was done to facilitate the administration of the Funds.

NOTE 15 -- REORGANIZATIONS

On February 23, 2001 and March 23, 2001, certain Funds, as listed below (each an: "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                           ACQUIRED FUND
                                                                                                             UNREALIZED
ACQUIRING                   ACQUIRED                   TOTAL NET ASSETS OF     TOTAL NET ASSETS OF         APPRECIATION
  FUND                        FUND                     ACQUIRED FUND (000)     ACQUIRING FUND (000)     (DEPRECIATION)(000)
---------        ---------------------------------     -------------------     --------------------     -------------------
GNMA             Pilgrim Government Securities
 Fund            Income Fund                                  $121,742                $391,489               $   2,145
Strategic        Pilgrim Global Income Fund                     14,716                  13,785                    (104)
 Income Fund     Pilgrim International Bond Fund                23,582                  13,785                    (799)
High Yield       Pilgrim High Total Return Fund I              106,620                 140,145                (135,704)
 Opportunity     Pilgrim High Total Return Fund II              50,849                 140,145                 (28,974)
 Fund

The net assets of GNMA Fund, Strategic Income Fund and High Yield Opportunity Fund after the acquisition were approximately $513,231,000, $52,083,000 and $297,614,000, respectively.

--------------------------------------------------------------------------------

NOTE 16 - ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors/Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                        PRINCIPAL     INITIAL                                PERCENT
                                                                         AMOUNT/    ACQUISITION                              OF NET
FUND                           SECURITY                                  SHARES        DATE          COST        VALUE        ASSETS
----                           --------                                ----------   -----------  -----------  -----------    -------
Strategic     East Coast Power LLC, 7.536%,due 06/30/17                $   78,000    04/14/99    $    78,000  $    68,132      0.13%
 Income       Enersis S.A.(Chile)6.600%, due 12/01/26                      20,000    02/23/99         19,074       19,889      0.04%
              FHLMC, 9.000%, due 06/01/06                                   3,753    01/24/97          3,840        3,815      0.01%
              FHLMC, 10.000%, due 10/01/03                                  4,574    01/23/96          4,687        4,724      0.01%
              FNMA, 9.500%, due 06/01/05                                    5,696    12/11/97          5,839        5,787      0.01%
              FNMA, 9.500%, due 07/01/06                                    5,593    01/29/96          5,782        5,782      0.01%
              FNMA, 9.500%, due 05/01/07                                    6,895    04/01/97          7,082        7,034      0.01%
              GNMA, 8.500%, due 02/15/21                                    1,425    04/01/97          1,471        1,546      0.00%
              North Atlantic Trading, Inc.                                 21,444    04/11/01        161,409      337,743      0.66%
              North Atlantic Trading, Inc. Warrants                           250    04/11/01             --            3      0.00%
              Simula, Inc., 8.000%, due 05/01/04                          432,000    01/04/01        280,837      302,400      0.59%
              Tricom S.A. 11.375%,due 09/01/04                            250,000    07/08/98        245,795      185,625      0.36%
              Unikredit Realkredit, 6.000%, due 07/01/29                      977    10/16/98            149          111      0.00%
                                                                                                 -----------  -----------     -----
                                                                                                     813,965      942,591      1.83%
                                                                                                 ===========  ===========     =====
High Yield    Dayton Superior Corp. Warrants                                3,100    08/10/00            --        31,000      0.02%
              Mpower Holding Corp.                                            900    06/28/99          3,897           36      0.00%
              Travelcenters America Inc. Warrants                           3,000    01/31/01         34,739       30,750      0.02%
                                                                                                 -----------  -----------     -----
                                                                                                      38,636       61,786      0.04%
                                                                                                 ===========  ===========     =====
High Yield
 Opportunity  Cellnet Data Systems, Inc. Warrants                          10,000    09/24/97             --          100      0.00%
              CHC Helicopter Corp.                                          2,000    12/14/00         12,358       33,460      0.01%
              Comforce Corp. Warrants                                      92,950    12/23/98             --          930      0.00%
              Electronic Retailing System Warrants                            100    03/31/00             --            1      0.00%
              ICG Services, Inc., 10.000%, due 02/15/08                 3,600,000    03/06/00      2,748,329      198,000      0.08%
              Int'l Utility Structures, Inc. Warrants                      10,000    06/28/01             --           --      0.00%
              Int'l Utility Structures, Inc., 10.750%, due 02/01/08     1,725,000    12/10/01        991,782      948,750      0.41%
              Int'l Utility Structures, Inc., 13.000%, due 02/01/08     2,456,000    08/01/01        828,382      675,400      0.29%
              International Fast Food Corp.                               220,738    11/04/97     14,676,275           --      0.00%
              International Wireless Communications Holdings,
              Inc.                                                        483,445    08/09/96      8,452,566        4,834      0.00%
              Jordan Telecommunications                                     2,350    01/31/00             --      122,200      0.05%
              Metromedia Intl. Group,Inc., 10.500%, due
              09/30/07                                                  9,581,938    05/24/98      9,571,273    4,886,788      2.09%
              North Atlantic Trading Co.                                  740,726    06/18/97     15,363,580   11,666,434      5.00%
              North Atlantic Trading Co. Warrants                           5,480    06/18/97        210,003           55      0.00%
              Orion Refining Corp.                                        866,408    12/10/98        409,800        8,664      0.00%
              Packaged Ice, Inc. Warrants                                  21,705    04/11/97        653,333      234,414      0.10%
              Poland Telekom, Inc. Warrants                                 7,000    03/31/99             --           --      0.00%
              SA Telecommunications, Inc., 10.000% due 08/15/06         3,800,000    03/24/97      3,230,000           --      0.00%
              SA Telecommunications, Inc., 10.000% due 08/15/06         5,000,000    08/11/97      3,500,000           --      0.00%
              SA Telecommunications, Inc., 10.000% due 08/15/06         8,500,000    08/06/96      8,500,000           --      0.00%
              Simula, Inc., 8.000%, due 05/01/04                        3,000,000    04/24/97      3,000,000    2,100,000      0.90%
              Travelcenters of America, Inc. Warrants                       6,000    11/09/00         69,519       61,500      0.03%
              US Interactive Warrants                                       3,833    06/01/99             --           --      0.00%
              US Interactive, 12.000%, due 04/17/05                     8,267,451    04/07/98      8,267,451      796,156      0.34%
              Westways Funding II Ltd.,18.370% due 01/29/03               500,000    01/27/98        500,000      150,000      0.06%
                                                                                                 -----------  -----------     -----
                                                                                                  80,984,651   21,887,686      9.36%
                                                                                                 ===========  ===========     =====

--------------------------------------------------------------------------------

NOTE 17 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to March 31, 2002, the following Funds declared dividends from net investment income of:

                     PER SHARE
                       AMOUNT         PAYABLE DATE       RECORD DATE
                      --------       --------------     --------------
GNMA FUND
Class A               $ 0.0350       April 03, 2002     March 28, 2002
Class B               $ 0.0300       April 03, 2002     March 28, 2002
Class C               $ 0.0300       April 03, 2002     March 28, 2002
Class I               $ 0.0370       April 03, 2002     March 28, 2002
Class M               $ 0.0320       April 03, 2002     March 28, 2002
Class Q               $ 0.0350       April 03, 2002     March 28, 2002
Class T               $ 0.0320       April 03, 2002     March 28, 2002
Class A               $ 0.0360       May 03, 2002       April 30, 2002
Class B               $ 0.0310       May 03, 2002       April 30, 2002
Class C               $ 0.0310       May 03, 2002       April 30, 2002
Class I               $ 0.0380       May 03, 2002       April 30, 2002
Class M               $ 0.0330       May 03, 2002       April 30, 2002
Class Q               $ 0.0360       May 03, 2002       April 30, 2002
Class T               $ 0.0330       May 03, 2002       April 30, 2002

NATIONAL TAX-EXEMPT BOND FUND
Class A               $ 0.0343       May 01, 2002       Daily
Class B               $ 0.0282       May 01, 2002       Daily
Class C               $ 0.0279       May 01, 2002       Daily

INTERMEDIATE BOND FUND
Class A               $ 0.0376       May 01, 2002       Daily
Class B               $ 0.0314       May 01, 2002       Daily
Class C               $ 0.0318       May 01, 2002       Daily
Class I               $ 0.0403       May 01, 2002       Daily

STRATEGIC INCOME FUND
Class A               $ 0.0950       April 03, 2002     March 28, 2002
Class B               $ 0.0920       April 03, 2002     March 28, 2002
Class C               $ 0.0920       April 03, 2002     March 28, 2002
Class Q               $ 0.0960       April 03, 2002     March 28, 2002
Class A               $ 0.0750       May 03, 2002       April 30, 2002
Class B               $ 0.0710       May 03, 2002       April 30, 2002
Class C               $ 0.0710       May 03, 2002       April 30, 2002
Class Q               $ 0.0770       May 03, 2002       April 30, 2002

HIGH YIELD FUND
Class A               $ 0.0300       April 03, 2002     March 28, 2002
Class B               $ 0.0230       April 03, 2002     March 28, 2002
Class C               $ 0.0230       April 03, 2002     March 28, 2002
Class M               $ 0.0230       April 03, 2002     March 28, 2002
Class Q               $ 0.0310       April 03, 2002     March 28, 2002
Class A               $ 0.0300       May 03, 2002       April 30, 2002
Class B               $ 0.0280       May 03, 2002       April 30, 2002
Class C               $ 0.0280       May 03, 2002       April 30, 2002
Class M               $ 0.0280       May 03, 2002       April 30, 2002
Class Q               $ 0.0310       May 03, 2002       April 30, 2002

HIGH YIELD OPPORTUNITY FUND
Class A               $ 0.0700       May 01, 2002       Daily
Class B               $ 0.0650       May 01, 2002       Daily
Class C               $ 0.0650       May 01, 2002       Daily
Class Q               $ 0.0710       May 01, 2002       Daily
Class T               $ 0.0680       May 01, 2002       Daily

HIGH YIELD BOND FUND
Class A               $ 0.0545       May 01, 2002       Daily
Class B               $ 0.0493       May 01, 2002       Daily
Class C               $ 0.0492       May 01, 2002       Daily

ING MONEY MARKET FUND
Class A               $ 0.0007       May 01, 2002       Daily
Class B               $ 0.0000       May 01, 2002       Daily
Class C               $ 0.0000       May 01, 2002       Daily

ING CLASSIC MONEY MARKET FUND
Class A               $ 0.0011       May 01, 2002       Daily
Class B               $ 0.0006       May 01, 2002       Daily
Class C               $ 0.0006       May 01, 2002       Daily
Class I               $ 0.0031       May 01, 2002       Daily

MONEY MARKET TRUST
Class A               $ 0.0007       May 01, 2002       Daily

REORGANIZATION. The proposed reorganization of the High Yield Fund into the High Yield Opportunity Fund was approved by the shareholders of the High Yield Fund at a shareholder meeting held April 9, 2002. The reorganization will take place in late May of 2002.

ING
GNMA
Income
Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                             Security                          Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 91.98%
                   FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.31%
$ 6,434,978        6.500% due 06/01/16                            $   6,476,575
  2,149,241        7.000% due 11/01/14                                2,228,283
  5,336,913        7.500% due 12/01/14-01/01/30                       5,573,100
  1,074,016        8.000% due 01/01/30                                1,128,686
                                                                  -------------
                                                                     15,406,644
                                                                  -------------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION: 1.32%
  2,549,705        6.500% due 06/01/14-12/01/18                       2,569,296
  1,073,399        7.000% due 03/01/15                                1,114,842
  1,245,478        7.500% due 05/01/28                                1,295,355
  3,612,472        8.500% due 08/01/11-09/01/15                       3,798,022
                                                                  -------------
                                                                      8,777,515
                                                                  -------------
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 88.35%
    205,381        5.500% due 04/20/29                                  191,186
    566,548        5.650% due 07/15/29                                  572,068
 74,315,267        6.000% due 07/15/28-08/20/31                      72,088,375
  3,512,772        6.250% due 04/15/26-04/15/28                       3,475,640
    138,285        6.340% due 02/15/29                                  141,187
    582,844        6.350% due 09/15/33                                  579,209
  5,887,996        6.400% due 10/15/33-08/15/38                       5,864,509
  1,187,580        6.470% due 09/15/33                                1,186,844
 90,213,282        6.500% due 02/15/22-02/15/40                      89,889,310
  3,262,000        6.600% due 03/15/37                                3,195,753
 15,575,118        6.625% due 07/15/33-01/15/40                      15,569,479
  7,830,289        6.650% due 12/15/13-11/15/39                       7,835,973
  3,554,831        6.670% due 01/15/40                                3,553,209
  6,262,254        6.688% due 07/15/40                                6,219,890
    428,800        6.700% due 08/15/14-12/15/14                         438,865
  4,357,080        6.745% due 10/15/39                                4,384,060
 16,173,313        6.750% due 06/15/13-01/15/41                      16,264,861
  2,879,437        6.810% due 07/15/39                                2,904,106
  4,152,144        6.820% due 05/15/27-04/15/34                       4,196,717
  9,972,505        6.840% due 10/15/36                                9,967,804
  1,821,899        6.870% due 03/15/39                                1,842,338
  6,005,445        6.875% due 01/15/29-02/15/40                       6,092,860
  2,219,751        6.900% due 01/15/32                                2,223,355
  2,957,855        6.950% due 12/15/29                                3,049,956
 88,013,816        7.000% due 07/15/22-12/15/35                      89,930,588
  9,090,255        7.010% due 02/15/37                                9,175,648
    974,044        7.050% due 07/15/29                                1,000,061
  5,613,988        7.100% due 11/15/39                                5,732,541
  9,038,385        7.125% due 09/15/39                                9,295,975
  3,385,979        7.150% due 07/15/36                                3,464,749
  5,180,384        7.250% due 05/15/22-09/15/31                       5,366,708
  2,990,087        7.300% due 08/15/36                                3,088,207
 18,471,942        7.450% due 03/15/29                               19,241,868
 40,304,669        7.500% due 12/15/19-09/15/32                      41,930,929
  7,102,975        7.600% due 08/15/31-06/15/40                       7,307,756
 12,545,681        7.625% due 08/15/14-07/15/38                      13,060,166
 27,445,160 [1]    7.650% due 09/15/02-05/15/26                      28,335,430
    629,334        7.700% due 08/15/13                                  657,936
  6,557,377        7.750% due 06/15/14-01/15/36                       6,852,803
  1,067,183 [1]    7.800% due 10/15/02-07/15/19                       1,093,437
 10,112,139        7.875% due 09/15/29-04/15/38                      10,646,543
 19,209,834        8.000% due 08/15/12-06/15/40                      20,309,683
    445,690        8.050% due 07/15/19-04/15/21                         479,024
  1,509,404        8.100% due 06/15/12-07/15/12                       1,576,738
  5,026,327        8.125% due 05/15/38                                5,267,084
  6,880,460        8.150% due 12/15/11-09/15/15                       7,198,236
  6,991,730        8.200% due 10/15/11-05/15/13                       7,320,633
  7,353,381        8.250% due 11/15/17-03/15/41                       7,726,967
 12,109,344        8.500% due 04/15/12-04/15/32                      12,614,281
  3,013,939        8.750% due 11/15/17-06/15/27                       3,170,078
  2,238,583        9.000% due 05/15/20-12/15/34                       2,372,364
  1,393,653        9.250% due 06/15/30                                1,402,721
    990,139        10.250% due 08/15/29                               1,027,019
                                                                  -------------
                                                                    588,373,727
                                                                  -------------
                   Total U.S. Government Agency Obligations
                     (Cost $602,277,699)                            612,557,886
                                                                  -------------

U.S. TREASURY OBLIGATIONS: 6.38%
                   U.S. TREASURY BONDS: 2.47%
$16,500,000        6.000% due 02/15/26                            $  16,423,308
                                                                  -------------
                                                                     16,423,308
                                                                  -------------
                   U.S. TREASURY NOTES: 3.91%
 11,000,000        3.000% due 01/31/04                               10,888,284
  2,000,000        3.000% due 02/29/04                                1,976,486
  2,900,000        3.250% due 12/31/03                                2,887,086
  6,000,000        5.750% due 11/15/05                                6,237,894
  4,000,000        5.750% due 08/15/10                                4,087,032
                                                                  -------------
                                                                     26,076,782
                                                                  -------------
                   Total U.S. Treasury Obligations
                     (Cost $43,644,748)                              42,500,090
                                                                  -------------
                   Total Long-Term Investments
                     (Cost $645,922,447)                            655,057,976
                                                                  -------------

SHORT TERM INVESTMENTS: 0.52%
                   U.S. TREASURY OBLIGATIONS: 0.45%
  3,000,000        U.S. Treasury Bill, 2.080% due 09/19/02            2,970,930
                                                                  -------------
                   REPURCHASE AGREEMENT: 0.07%
    470,000        State Street Repurchase Agreement dated
                     03/28/02, 1.620% due 04/01/02, $470,085 to
                     be received upon repurchase(Collateralized
                     by $435,000 U.S. Treasury Note, 6.875%
                     Market Value $480,652 due 05/15/06)                470,000
                                                                  -------------
                   Total Short-Term Investments
                     (Cost $3,440,930)                                3,440,930
                                                                  -------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $649,363,377)*              98.88%     $ 658,498,906
                                                      ------      -------------
                   OTHER ASSETS AND LIABILITIES-NET     1.12%         7,487,596
                                                      ------      -------------
                   NET ASSETS                         100.00%     $ 665,986,502
                                                      ======      =============

* Cost for federal income tax purposes is $649,399,546. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                  $  13,736,510
                   Gross Unrealized Depreciation                     (4,637,150)
                                                                  -------------
                   Net Unrealized Appreciation                    $   9,099,360
                                                                  =============

[1] Some or all of this security are construction loan securities issued on a when-issued basis.

                 See Accompanying Notes to Financial Statements

ING
National
Tax-Exempt
Bond
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                     Security                 Ratings(1)        Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES: 97.77%
              CALIFORNIA: 4.12%
$1,000,000    California State General Obligation,
              5.000%, due 02/01/14                     A1/A+        $ 1,006,500
                                                                    -----------
              COLORADO: 4.21%
 1,000,000    Interlocken Metropolitan District
              Colorado Reference, Series A,
              5.750%, due 12/15/19                     NR/AA          1,027,240
                                                                    -----------
              CONNECTICUT: 4.28%
 1,000,000    Connecticut State General
              Obligation, Series B, 5.500%, due
              11/01/18                                 Aa2/AA         1,044,210
                                                                    -----------
              FLORIDA: 4.16%
 1,000,000    Florida State Board of Education,
              Series A, MBIA Insured, 5.000%,
              due 06/01/14                             NR/AAA         1,015,690
                                                                    -----------
              ILLINOIS: 13.83%
 1,000,000    Chicago Illinois Board of Education,
              Chicago School Reform, AMBAC
              Insured 5.750%, due 12/01/27             Aaa/AAA        1,027,420
 1,000,000    Chicago Illinois Skyway Toll Bridge,
              5.500%, due 01/01/31                     Aaa/AAA        1,001,780
 1,250,000    De Kalb Ogle Etc. Counties, Illinois
              Community College District No. 523,
              FSA Insured, 5.750%, due 02/01/11        Aaa/NR         1,346,638
                                                                    -----------
                                                                      3,375,838
                                                                    -----------
              INDIANA: 4.10%
 1,000,000    Indianapolis Industrial Local Public
              Improvement Board, 5.750%, due
              02/01/29                                 NR/AA          1,000,600
                                                                    -----------
              MASSACHUSETTS: 4.10%
 1,000,000    Massachusetts State Port Authority
              Revenue, Series C, 5.750%, due
              07/01/29                                 Aa3/A+         1,000,240
                                                                    -----------
              NEVADA: 4.65%
 1,100,000    Washoe County Nevada Gas &
              Water Facilities, 6.300%, due
              12/01/14                                 Aaa/AAA        1,134,309
                                                                    -----------
              NEW YORK: 4.32%
 1,000,000    New York State Dormitory
              Authority Revenue, Series A, FSA
              Insured, 5.500%, due 07/01/15            Aaa/AAA        1,053,200
                                                                    -----------
              OKLAHOMA: 8.43%
 1,000,000    Oklahoma State Industrial Authority
              Revenue Reference, Health System
              Obligation Group, Series A, 6.000%,
              due 08/15/19                             Aaa/AAA        1,051,220
 1,000,000    Payne County Oklahoma Economic
              Development Authority, Student
              Housing Revenue, Collegiate
              Housing Foundation, Series A,
              6.375%, due 06/01/30                     Baa3/NR        1,006,090
                                                                    -----------
                                                                      2,057,310
                                                                    -----------
              PENNSYLVANIA: 12.70%
 1,000,000    Allegheny County Pennsylvania Port
              Authority Special Revenue, MBIA
              Insured, 6.000%, due 03/01/24            Aaa/AAA        1,107,980
 1,000,000    Pennsylvania State Finance
              Authority, 6.600%, due 11/01/09          NR/A           1,068,990
 1,000,000    Philadelphia Pennsylvania Hospitals
              & Higher Education Facilities
              Authority Revenue, Jefferson
              Health System, 5.000%, due
              05/15/18                                 A1/AA-           922,260
                                                                    -----------
                                                                      3,099,230
                                                                    -----------
              RHODE ISLAND: 8.25%
 1,000,000    Rhode Island Clean Water Finance
              Agency Revenue, 5.000%, due
              10/01/14                                 Aaa/AAA        1,012,090
 1,000,000    Rhode Island State & Providence
              Plantations, 5.000%, due 06/01/15        Aaa/AAA        1,001,750
                                                                    -----------
                                                                      2,013,840
                                                                    -----------
              TEXAS: 8.54%
 1,000,000    Laredo Texas Independent School
              District, General Obligation, PSF
              Guaranteed, 5.500%, due 08/01/20         Aaa/AAA        1,014,690
 1,050,000    San Felipe Del Rio Texas
              Independent School District,
              General Obligation, PSF
              Guaranteed, 5.500%, due 08/15/19         Aaa/AAA        1,069,330
                                                                    -----------
                                                                      2,084,020
                                                                    -----------
              WASHINGTON: 7.75%
 1,000,000    Seattle Washington Municipal Light
              & Power Revenue, Series B, MBIA
              Insured, 5.000%, due 06/01/24            Aaa/AAA          943,770
 1,000,000    Washington State General
              Obligation, Series A, 5.000%, due
              07/01/26                                 Aaa/AAA          948,900
                                                                    -----------
                                                                      1,892,670
                                                                    -----------
              WEST VIRGINIA: 4.33%
 1,000,000    West Virginia State Hospital Finance
              Authority, Hospital Revenue, Oak
              Hill Hospital, Series B, 6.750%, due
              09/01/30                                 A2/NR          1,057,390
                                                                    -----------
              Total Municipal Securities (Cost
              $23,168,475)                                           23,862,287
                                                                    -----------

Principal
 Amount                        Security                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.08%
              REPURCHASE AGREEMENT: 1.08%
263,000       State Street Repurchase Agreement dated 03/28/02,
              1.820% due 04/01/02, $263,053 to be received upon
              repurchase (Collateralized by $265,000 FNMA 4.550%,
              Market Value $269,230, due 07/23/03)                      263,000
                                                                    -----------
              Total Short-Term Investments
              (Cost $263,000)                                           263,000
                                                                    -----------
              TOTAL INVESTMENTS IN SECURITIES
              (COST $23,431,475)*                     98.85%        $24,125,287
              OTHER ASSETS AND LIABILITIES-NET         1.15%            279,517
                                                     ------         -----------
              NET ASSETS                             100.00%        $24,404,804
                                                     ======         ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                         $   747,339
              Gross Unrealized Depreciation                             (53,527)
                                                                    -----------
              Net Unrealized Appreciation                           $   693,812
                                                                    ===========

(1) Credit ratings are provided by Moody's Investor Service , Inc. and Standard & Poor's Rating Group (unaudited).

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                                               Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 33.27%
                      AGRICULTURE: 1.49%
$1,000,000            RJ Reynolds Tobacco Holdings, Inc.,
                        7.375%, due 05/15/03                        $ 1,029,038
                                                                    -----------
                      AUTO MANUFACTURERS: 0.17%
   125,000            Ford Motor Co., 7.450%, due 07/16/31              113,358
                                                                    -----------
                      BANKS: 1.41%
   230,000            KFW Int'l Finance, 4.750%, due 01/24/07           224,347
   750,000            US Bank National Association Minneapolis,
                        6.300%, due 07/15/08                            748,837
                                                                    -----------
                                                                        973,184
                                                                    -----------
                      BUILDING MATERIALS: 0.26%
   170,000     @@     Hanson PLC, 7.785%, due 09/27/10                  180,732
                                                                    -----------
                      CHEMICALS: 0.87%
   400,000            Eastman Chemical Co., 7.000%, due 04/15/12        397,712
   200,000            Praxair, Inc., 6.375%, due 04/01/12               198,489
                                                                    -----------
                                                                        596,201
                                                                    -----------
                      COMMERCIAL SERVICES: 0.80%
   250,000            Hertz Corp., 7.625%, due 08/15/07                 245,937
   300,000            McKesson Corp., 7.750%, due 02/01/12              302,976
                                                                    -----------
                                                                        548,913
                                                                    -----------
                      DIVERSIFIED FINANCIAL SERVICES: 2.69%
   125,000            General Motors Acceptance Corp., 8.000%,
                        due 11/01/31                                    125,468
   300,000            Goldman Sachs Group, Inc., 6.600%, due
                        01/15/12                                        295,786
 1,100,000            Household Finance Corp., 6.375%, due
                        10/15/11                                      1,039,874
   150,000            John Deere Capital Corp., 7.000%, due
                        03/15/12                                        149,008
   250,000            Lehman Brothers Holdings, Inc., 6.625%,
                        due 01/18/12                                    245,790
                                                                    -----------
                                                                      1,855,926
                                                                    -----------
                      ELECTRIC: 1.11%
   250,000            Florida Power & Light Co., 6.875%, due
                        12/01/05                                        261,554
   500,000            Niagra Mohawk Power Corp., 5.375%, due
                        10/01/04                                        501,826
                                                                    -----------
                                                                        763,380
                                                                    -----------
                      ENTERTAINMENT: 0.30%
   200,000            International Game Technology, 8.375%,
                        due 05/15/09                                    209,000
                                                                    -----------
                      ENVIRONMENTAL CONTROL: 0.29%
   200,000      #     Allied Waste North America,
                        8.500%, due 12/01/08                            203,000
                                                                    -----------
                      FOOD: 1.04%
   200,000            Smithfield Foods, Inc., 8.000%, due
                        10/15/09                                        204,500
   500,000      #     Tyson Foods, Inc., 7.250% due 10/01/06            511,739
                                                                    -----------
                                                                        716,239
                                                                    -----------
                      FOREST PRODUCTS AND PAPER: 1.76%
   500,000    #,@@    Norske Skogindustrier AS, 7.625%, due
                        10/15/11                                        513,416
   200,000            Union Camp Corp., 6.500%, due 11/15/07            198,843
   510,000      #     Weyerhaeuser Co., 7.375%, due 03/15/32            498,591
                                                                    -----------
                                                                      1,210,850
                                                                    -----------
                      GAS: 0.74%
   500,000            Sempra Energy, 6.800%, due 07/01/04               511,814
                                                                    -----------
                      HOME BUILDERS: 0.44%
   300,000            Centex Corp., 7.500%, due 01/15/12                302,306
                                                                    -----------
                      INSURANCE: 0.82%
   320,000      #     AIG SunAmerica Global Financing IX, 6.900%,
                        due 03/15/32                                    317,753
   250,000            Allstate Corp., 5.375%, due 12/01/06              248,029
                                                                    -----------
                                                                        565,782
                                                                    -----------
                      IRON/STEEL: 0.29%
   200,000            AK Steel Corp., 7.875%, due 02/15/09              202,500
                                                                    -----------
                      LODGING: 0.75%
   250,000            Harrah's Operating Co., Inc., 8.000%,
                        due 02/01/11                                    261,260
   250,000            MGM Mirage, 8.375%, due 02/01/11                  257,500
                                                                    -----------
                                                                        518,760
                                                                    -----------
                      MEDIA: 4.25%
   500,000            AMFM, Inc., 8.000%, due 11/01/08                  525,000
 1,000,000            Century Communications, 0.000%, due
                        03/15/03                                        885,000
   450,000            Comcast Cable Communications, 6.750%, due
                        01/30/11                                        438,822
 1,000,000     @@     Rogers Cablesystems Ltd., 10.000%,
                        due 03/15/05                                  1,077,500
                                                                    -----------
                                                                      2,926,322
                                                                    -----------
                      MISCELLANEOUS MANUFACTURING: 1.37%
 1,000,000     @@     Tyco International Group SA, 4.950%, due
                        08/01/03                                        944,760
                                                                    -----------
                      OIL & GAS: 2.48%
   300,000            Amerada Hess Corp., 7.125%, due 03/15/33          290,143
   360,000            Devon Energy Corp., 7.950%, 04/15/32              364,191
   500,000            Louis Dreyfus Natural Gas, 9.250%, due
                        06/15/04                                        542,220
   500,000    @@,#    Petroleus Mexicanos, 6.500%, due 02/01/05         508,750
                                                                    -----------
                                                                      1,705,304
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
                   PHARMACEUTICALS: 0.70%
$  500,000         Bristol-Myers Squibb Co., 5.750%, due 10/01/11    $  482,158
                                                                     ----------
                   PIPELINES: 3.17%
   250,000         Duke Energy Field Services LLC, 7.500%, due
                     08/16/05                                           255,975
   250,000         Duke Energy Field Services LLC, 8.125%, due
                     08/16/30                                           255,319
   460,000         EL Paso Corp., 7.000%, due 05/15/11                  447,311
   250,000         Kinder Morgan Energy Partners LP, 7.750%, due
                     03/15/32                                           253,699
   400,000         Southern Natural Gas Co., 8.000%, due 03/01/32       402,124
   190,000         Transcontinental Gas Pipe Line, 7.000%, due
                     08/15/11                                           173,915
   400,000         Williams Cos., Inc., 6.200%, due 08/01/02            399,257
                                                                     ----------
                                                                      2,187,600
                                                                     ----------
                   REAL ESTATE: 0.31%
   200,000         EOP Operating LP, 7.750%, due 11/15/07               210,969
                                                                     ----------
                   REITS: 1.48%
 1,000,000         HRPT Properties Trust, 6.750% due 12/18/02         1,016,921
                                                                     ----------
                   RETAIL: 0.69%
   500,000         Federated Department Stores, 7.000%, due
                     02/15/28                                           474,722
                                                                     ----------
                   TELECOMMUNICATIONS: 1.98%
   495,000         Citizens Communication Co., 7.625%, due
                     08/15/08                                           488,629
   400,000   @@    Deutsche Telekom Int'l Finance BV, 8.000%,
                     due 06/15/10                                       417,482
   250,000    #    Echostar DBS Corp., 9.125%, due 01/15/09             258,750
   200,000    #    Sprint Capital Corp., 7.900%, due 03/15/05           196,350
                                                                     ----------
                                                                      1,361,211
                                                                     ----------
                   TEXTILES: 0.26%
   180,000    #    Mohawk Industries Inc., 7.200%, due 04/15/12         181,076
                                                                     ----------
                   TRANSPORTATION: 1.35%
   929,908         FedEx Corp., 6.720%, due 01/15/22                    931,140
                                                                     ----------
                   Total Corporate Bonds (Cost $22,899,082)          22,923,166
                                                                     ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.08%
                   FEDERAL HOME LOAN MORTGAGE CORPORATION: 11.98%
$1,946,819         2.000%, due 01/25/32                              $1,939,170
   578,340         2.250%, due 07/15/28                                 578,245
 1,580,538         2.300%, due 10/15/24                               1,583,628
 1,600,000         4.875%, due 03/15/07                               1,571,171
 2,500,000         7.500%, due 05/01/32 TBA                           2,581,250
                                                                     ----------
                                                                      8,253,464
                                                                     ----------
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION: 25.48%
   220,000         5.000%, due 01/15/07                                 217,130
 1,500,000         5.250%, due 04/15/07                               1,496,385
 1,500,000         6.000%, due 05/15/08                               1,534,061
 7,425,000         6.500%, due 05/01/32 TBA                           7,357,715
 2,400,000         6.500%, due 05/01/32 TBA                           2,431,500
 1,425,000         7.000%, due 05/01/32 TBA                           1,445,484
   500,000         7.125%, due 01/15/30                                 536,302
   342,098         7.500%, due 04/01/30                                 354,542
 1,841,809         7.500%, due 05/01/31                               1,908,820
   259,326         8.000%, due 05/01/30                                 272,455
                                                                     ----------
                                                                     17,554,394
                                                                     ----------
                   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.91%
 5,031,587    -    4.450%, due 06/16/31                                 468,518
   583,713         7.000%, due 09/15/29                                 596,020
 1,029,955         8.000%, due 01/20/31                               1,080,270
   379,971         10.000%, due 01/15/21                                423,697
   111,360         10.000%, due 03/15/19                                124,108
                                                                     ----------
                                                                      2,692,613
                                                                     ----------
                   OTHER U.S. GOVERNMENT AGENCIES: 0.71%
   500,000         Tennessee Valley Authority, 6.000%, due
                     03/15/13                                           492,116
                                                                     ----------
                   Total U.S. Government Agency Obligations
                     (Cost $28,987,833)                              28,992,587
                                                                     ----------
U.S. TREASURY OBLIGATIONS: 11.08%
                   U.S. TREASURY BONDS: 2.18%
$1,282,000         5.375%, due 02/15/31                              $1,203,979
   225,000         9.125%, due 05/15/18                                 297,563
                                                                     ----------
                                                                      1,501,542
                                                                     ----------
                   U.S. TREASURY NOTES: 8.90%
 3,803,000         3.500%, due 11/15/06                               3,597,995
   567,000         4.875%, due 02/15/12                                 544,165
   300,000         6.125%, due 08/15/07                                 315,317
 1,560,000         6.625%, due 05/15/07                               1,674,685
                                                                     ----------
                                                                      6,132,162
                                                                     ----------
                   Total U.S. Treasury Obligations
                     (Cost $7,727,546)                                7,633,704
                                                                     ----------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 23.55%
                 AIRLINES: 1.81%
$  500,000       Continental Airlines, Inc., 7.568%, due 12/01/06   $   435,540
   500,000       United AirLines, Inc., 6.602%, 09/01/13                425,750
   446,465       US Airways Pass Through Trust, 9.010%, 07/20/20        384,507
                                                                    -----------
                                                                      1,245,797
                                                                    -----------
                 AUTOMOBILE: 1.47%
 1,000,000       Ford Credit Auto Owner Trust, 6.650%, due
                   10/15/03                                           1,010,502
                                                                    -----------
                 COMMERCIAL MORTGAGE BACKED SECURITIES: 1.22%
   400,000       Morgan Stanley Capital, Inc., 7.020%, due
                   11/15/09                                             417,109
   400,000       Salomon Brothers Mortgage Securities, Inc.,
                   7.520%, due 12/18/09                                 426,972
                                                                    -----------
                                                                        844,081
                                                                    -----------
                 OTHER ASSET BACKED SECURITIES: 7.43%
   585,392  #    Garanti Trade Payment Rights Master Trust,
                   10.810%, due 06/15/04                                580,592
 2,158,043       Residential Asset Securities Corp., 2.080%,
                   due 09/25/31                                       2,157,290
 2,381,991       Residential Asset Securities Corp., 2.150%,
                   due 06/25/32                                       2,381,980
                                                                    -----------
                                                                      5,119,862
                                                                    -----------
                 WHOLE LOAN COLLATERALIZED MORTGAGE
                   OBLIGATION: 11.62%
   994,459       Bank of America Mortgage Securities, 5.242%,
                   due 02/25/32                                         996,921
   249,566       Bank of America Mortgage Securities, 6.500%,
                   due 02/25/32                                         231,229
   499,132       Bank of America Mortgage Securities, 6.500%,
                   due 02/25/32                                         474,677
   889,928       Citicorp Mortgage Securities, Inc., 6.250,
                   due 11/25/16                                         892,238
   513,683       Citicorp Mortgage Securities, Inc., 6.500,
                   due 05/25/29                                         474,316
   474,226       GE Capital Mortgage Services, Inc., 7.500%,
                   due 06/25/26                                         486,625
   472,238       Residential Accredit Loans, Inc., 7.750%, due
                   05/25/27                                             488,400
 2,030,290       Residential Funding Mortgage Securities I,
                   6.750%, due 07/25/29                               2,065,413
 1,000,000       Residential Funding Mortgage Securities I,
                   2.350%, due 09/25/31                               1,005,490
   900,837       Wells Fargo Mortgage Backed Securities Trust,
                   6.000%, due 12/25/16                                 891,374
                                                                    -----------
                                                                      8,006,683
                                                                    -----------
                 Total CMO's and Asset Backed Securities
                   (Cost $16,353,732)                                16,226,925
                                                                    -----------
PREFERRED STOCK: 0.78%
                 MEDIA: 0.78%
   523,200  &    CSC Holdings, Inc.                                     537,588
                                                                    -----------
                 Total Preferred Stock (Cost $639,472)                  537,588
                                                                    -----------
                 Total Long-Term Investments (Cost $76,607,665)      76,313,970
                                                                    -----------

SHORT-TERM INVESTMENTS: 10.55%
                 REPURCHASE AGREEMENT: 10.55%
$7,267,410       State Street Repurchase Agreement dated 3/28/02,
                   1.820% due 4/01/02, $ 7,268,880 to be received
                   upon repurchase (Collateralized by $3,785,000
                   FNMA 4.550% Market Value $3,845,397 due 07/23/03
                   and by $3,535,000 FNMA 4.250% Market Value
                   $3,572,641 due 09/10/2003)                       $ 7,267,410
                                                                    -----------
                 Total Short-Term Investments (Cost $7,267,410)       7,267,410
                                                                    -----------
                 TOTAL INVESTMENTS IN SECURITIES
                   (COST $83,875,075)*                 121.31%      $83,581,380
                 OTHER ASSETS AND LIABILITIES-NET      -21.31%      (14,680,402)
                                                      -------       -----------
              NET ASSETS                               100.00%      $68,900,978
                                                      =======       ===========

# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualfied institutional buyers.
@@  Foreign Issuer
&   Payment-in-kind
-   Interest only (IO) security
* Cost for federal income tax purposes is $84,177,258. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                      $   205,203
                 Gross Unrealized Depreciation                         (801,081)
                                                                    -----------
                 Net Unrealized Depreciation                        $  (595,878)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
Strategic
Income
Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 44.67%
                   AEROSPACE/DEFENSE: 0.59%
$ 432,000     XX   Simula, Inc., 8.000%, due 05/01/04               $   302,400
                                                                    -----------
                   AUTO MANUFACTURERS: 0.81%
  400,000          DaimlerChrysler Holding Corp., 7.750%, due
                     01/18/11                                           415,391
                                                                    -----------
                   BANKS: 1.25%
  155,000     @@   Banco Santander-Chile, 6.500%, due 11/01/05          157,552
  500,000          Wachovia Corp., 4.950%, due 11/01/06                 485,452
                                                                    -----------
                                                                        643,004
                                                                    -----------
                   BEVERAGES: 0.76%
  400,000          The Coca-Cola Co., 4.000%, due 06/01/05              392,423
                                                                    -----------
                   BUILDING MATERIALS: 0.45%
  225,000          Nortek, Inc., 8.875%, due 08/01/08                   231,750
                                                                    -----------
                   CHEMICALS: 1.11%
  500,000          Dow Chemical Co., 5.750%, due 12/15/08               480,032
  725,000     **   Sterling Chemicals, Inc., 11.750%, due 08/15/06       90,625
                                                                    -----------
                                                                        570,657
                                                                    -----------
                   COMMERCIAL SERVICES: 0.68%
  375,000          Mail-Well, Inc., 8.750%, due 12/15/08                348,750
                                                                    -----------
                   DIVERSIFIED FINANCIAL SERVICES: 10.44%
  600,000          American General Finance Corp., 2.120%, due
                     05/28/04                                           600,149
  600,000          Caterpillar Financial Services Corp., 2.061%,
                     due 03/05/04                                       599,834
  500,000          Citigroup, Inc., 5.000%, due 03/06/07                485,692
  500,000          Ford Motor Credit Co., 6.500%, due 01/25/07          485,550
  450,000          General Motors Acceptance Corp., 6.125%,
                     due 09/15/06                                       445,854
  900,000     #    Goldman Sachs Group LP, 6.625%, due 12/01/04         942,884
  500,000          Household Finance Corp., 5.750%, due 01/30/07        482,012
  600,000          John Deere Capital Corp., 2.214%, due 10/04/04       588,881
  250,000          Orion Power Holdings, Inc., 12.000%, due
                     05/01/10                                           291,250
  400,000          Pemex Project Funding Master Trust, 9.125%,
                     due 10/13/10                                       431,000
                                                                    -----------
                                                                      5,353,106
                                                                    -----------
                   ELECTRIC: 4.63%
  205,000          Calpine Corp., 8.625%, due 08/15/10                  161,189
  100,000          Calpine Corp., 8.750%, due 07/15/07                   78,092
   78,000          East Coast Power LLC, 7.536%, due 06/30/17            68,132
  400,000     @@   Empresa Nacional de Electricidad S.A. (Chile),
                     8.500%, due 04/01/09                               400,412
   20,000     @@   Enersis S.A. (Chile), 6.600%, due 12/01/26            19,889
  400,000          Exelon Corp., 6.750%, due 05/01/11                   399,434
  500,000          Progress Energy, Inc., 7.750%, due 03/01/31          522,919
  500,000     @@   Tenaga Nasional BHD, 7.625%, due 04/01/11            510,395
  200,000          TNP Enterprises, Inc., 10.250%, due 04/01/10         213,000
                                                                    -----------
                                                                      2,373,462
                                                                    -----------
                   ELECTRONICS: 0.47%
  225,000     @@   Flextronics Intl., Ltd., 9.875%, due 07/01/10        243,000
                                                                    -----------
                   ENVIRONMENTAL CONTROL: 0.45%
  225,000          Allied Waste North America, 8.875%, due
                     04/01/08                                           231,187
                                                                    -----------
                   FOOD: 3.60%
  450,000          Archer-Daniels- Midland Co., 7.000%, due
                     02/01/31                                           453,037
  450,000          Conagra Foods, Inc., 9.750%, due 03/01/21            565,672
  400,000          Delhaize America, Inc., 8.125%, due 04/15/11         424,366
  400,000          Kroger Co., 7.500%, due 04/01/31                     405,867
                                                                    -----------
                                                                      1,848,942
                                                                    -----------
                   FOREST PRODUCTS & PAPER: 0.20%
  500,000   @@,**  Doman Industries Ltd., 8.750%, due 03/15/04          102,500
                                                                    -----------
                   HOLDING COMPANIES-DIVERSIFIED: 0.11%
   50,000          Kansas City Southern Railway, 9.500%,
                     due 10/01/08                                        54,312
                                                                    -----------
                   IRON/STEEL: 0.10%
   25,000          AK Steel Corp., 7.875%, due 02/15/09                  25,313
   25,000          Armco, Inc., 9.000%, due 09/15/07                     25,437
                                                                    -----------
                                                                         50,750
                                                                    -----------
                   LODGING: 1.08%
  250,000          Mandalay Resort Group, 9.250%, due 12/01/05          259,375
   25,000          Prime Hospitality Corp., 9.750%, due 04/01/07         26,188
  250,000          Station Casinos, Inc., 9.875%, due 07/01/10          269,375
                                                                    -----------
                                                                        554,938
                                                                    -----------

              See Accompanying Notes to Financial Statements

ING
Strategic
Income
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                       MEDIA: 3.87%
$  250,000             Adelphia Communications, 10.875%, due
                         10/01/10                                   $   233,750
   350,000      +      Charter Communications Holdings LLC,
                         0/11.750%, due 01/15/10                        236,250
   325,000             EchoStar DBS Corp., 9.250%, due 02/01/06         334,750
   350,000             Primedia, Inc., 8.875%, due 05/15/11             320,250
   250,000             Sinclair Broadcast Group, Inc., 8.750%,
                         due 12/15/07                                   256,250
   600,000             Walt Disney Co., 4.875%, due 07/02/04            602,202
                                                                    -----------
                                                                      1,983,452
                                                                    -----------
                       MISCELLANEOUS MANUFACTURING: 1.05%
   600,000             Tyco Intl. Group SA, 5.800%, due 08/01/06        536,238
                                                                    -----------
                       OIL & GAS: 4.30%
   600,000             Conocom, Inc., 5.900%, due 04/15/04              617,219
   175,000             Energy Corp. of America, 9.500%, due
                         05/15/07                                       119,875
   500,000             Kerr-McGee Corp., 7.875%, due 09/15/31           527,805
   500,000             Marathon Oil Corp., 6.800%, due 03/15/32         470,386
   300,000             Northern Offshore Ltd., 10.000%, due
                         05/15/05                                       190,500
   300,000             The Premcor Refining Group, Inc., 8.375%,
                         due 11/15/07                                   282,000
                                                                    -----------
                                                                      2,207,785
                                                                    -----------
                       PIPELINES: 1.00%
   500,000      #      Williams Cos., Inc., 8.750%, due 03/15/32        513,804
                                                                    -----------
                       SOVEREIGN: 2.11%
   200,000      @@     Dominican Republic Intl. Bond, 3.000%,
                         due 08/30/24                                   155,964
   500,000      @@     Finland Government Intl. Bond, 4.750%,
                         due 03/06/07                                   488,365
   400,000      @@     Quebec Province, 7.500%, due 09/15/29            435,961
                                                                    -----------
                                                                      1,080,290
                                                                    -----------
                       TELECOMMUNICATIONS: 4.99%
   350,000      **     Adelphia Business Solutions, Inc.,
                         12.000%, due 11/01/07                            8,750
   500,000      #      AT&T Corp., 8.000%, due 11/15/31                 487,020
   500,000    @@,**    Call-Net Enterprises, Inc., 9.375%,
                         due 05/15/09                                   147,500
   450,000             Nextel Communications, Inc., 9.375%,
                         due 11/15/09                                   300,375
   275,000             NMS Communications Corp., 5.000%, due
                         10/15/05                                       175,656
   400,000             Qwest Capital Funding, Inc., 7.750%, due
                         08/15/06                                       337,655
   500,000             Sprint Capital Corp., 6.000%, due 01/15/07       459,078
   250,000      @@     Tricom SA, 11.375%, due 09/01/04                 185,625
 1,000,000      **     WinStar Communications, Inc., 12.750%,
                         due 04/15/10                                       100
   500,000             WorldCom, Inc., 8.000%, due 05/15/06             445,674
   100,000     +,**    XO Communications, Inc., 0/9.450%, due
                         04/15/08                                        11,000
                                                                    -----------
                                                                      2,558,433
                                                                    -----------
                       TRANSPORTATION: 0.62%
   325,000             Gulfmark Offshore, Inc., 8.750%, due
                         06/01/08                                       316,875
                                                                    -----------
                       Total Corporate Bonds (Cost $24,568,692)      22,913,449
                                                                    -----------
U.S. TREASURY OBLIGATIONS: 5.00%
 1,200,000             U.S. Treasury Bond, 5.375%, due 02/15/31       1,126,969
 1,500,000             U.S. Treasury Note, 4.875%, due 02/15/12       1,439,591
                                                                    -----------
                       Total U.S. Treasury Obligations
                         (Cost $2,594,609)                            2,566,560
                                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.89%
                       FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.82%
$  142,768             5.500%, due 01/01/14                         $   141,433
    70,519             5.500%, due 02/01/14                              69,859
 1,998,370             6.500%, due 02/01/32                           1,994,155
   754,671             7.000%, due 06/01/29                             770,212
     3,753             9.000%, due 06/01/06                               3,815
     4,574             10.000%, due 10/01/03                              4,724
                                                                    -----------
                                                                      2,984,198
                                                                    -----------
                       FEDERAL NATIONAL MORTGAGE ASSOCIATION: 20.11%
 1,997,559             6.000%, due 02/01/32                           1,938,557
    55,228             6.500%, due 02/01/09                              56,982
   459,349             6.500%, due 08/01/15                             467,864
 2,248,361             6.500%, due 06/01/28                           2,253,308
 1,685,062             6.500%, due 12/01/31                           1,680,113
   199,072             7.000%, due 03/01/15                             206,758
 1,529,533             7.500%, due 07/01/21                           1,584,949
   323,323             7.500%, due 11/01/29                             335,086
 1,657,563             7.500%, due 02/01/31                           1,729,171
    43,070             8.000%, due 08/01/30                              45,250
     5,696             9.500%, due 06/01/05                               5,787
     5,593             9.500%, due 07/01/06                               5,782
     6,895             9.500%, due 05/01/07                               7,034
                                                                    -----------
                                                                     10,316,641
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Income
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 3.96%
$  306,390              6.500%, due 06/15/29                        $   306,203
   947,427              6.500%, due 05/15/31                            945,961
   168,438              7.500%, due 11/15/29                            175,679
   527,388              8.000%, due 06/20/30                            553,130
    45,643              8.000%, due 07/15/30                             48,026
     1,425              8.500%, due 02/15/21                              1,546
       148              11.500%, due 02/15/13                               169
       239              11.500%, due 07/15/13                               273
                                                                    -----------
                                                                      2,030,987
                                                                    -----------
                        Total U.S. Government Agency Obligations
                          (Cost $15,207,828)                         15,331,826
                                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 1.74%
                        MORTGAGE -- COMMERCIAL: 1.13%
$  310,000       #      Allied Capital Commercial Mortgage Trust,
                          6.710%, due 12/25/04                      $   314,632
   254,383              GMAC Commercial Mortgage Securities, Inc.,
                          6.974%, due 05/15/08                          265,775
                                                                    -----------
                                                                        580,407
                                                                    -----------
                        MORTGAGE -- RESIDENTIAL: 0.61%
   300,000              Emergent Home Equity Loan Trust, 7.080%,
                          due 12/15/28                                  311,888
       977    (1),@@    Unikredit Realkredit, 6.000%, due 07/01/29          111
                                                                    -----------
                                                                        311,999
                                                                    -----------
                        Total CMO's and Asset-Backed Securities
                          (Cost $853,783)                               892,406
                                                                    -----------

Shares                                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.66%
                        DIVERSIFIED FINANCIAL SERVICES: 0.66%
    21,444       &      North Atlantic Trading, Inc.                $   337,743
                                                                    -----------
                        TELECOMMUNICATIONS: 0.00%
     2,101   &,**, XX   Adelphia Business Solutions, Inc.                    21
     3,440   &, **      XO Communications, Inc.                              34
                                                                    -----------
                                                                             55
                                                                    -----------
                        Total Preferred Stock (Cost $817,737)           337,798
                                                                    -----------
MUTUAL FUNDS: 7.65%
                        INVESTMENT COMPANIES: 7.65%
   114,416              ING High Yield Bond - Class A                 1,000,000
   332,889              ING High Yield Opportunity - Class A          2,500,000
    61,700              ING Prime Rate Trust                            425,730
                                                                    -----------
                        Total Mutual Funds (Cost $3,903,891)          3,925,730
                                                                    -----------

Principal
 Amount
---------
WARRANTS: 0.00%
                        DIVERSIFIED FINANCIAL SERVICES: 0.00%
       250    XX,@      North Atlantic Trading, Inc.                          3
                                                                    -----------
                        Total Warrants (Cost $0)                              3
                                                                    -----------
                        Total Long-Term Investments
                          (Cost $47,946,540)                         45,967,772
                                                                    -----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.48%
                        REPURCHASE AGREEMENT: 7.48%
$3,838,000              State Street Repurchase Agreement dated
                          03/28/02, 1.620% due 04/01/02, $3,838,691
                          to be received upon repurchase
                          (Collateralized by $4,145,000 U.S.
                          Treasury Bonds, 5.500% Market Value
                          $3,915,641 due 08/15/28)                  $ 3,838,000
                                                                    -----------
                        Total Short-Term Investments
                          (Cost $3,838,000)                           3,838,000
                                                                    -----------
                        TOTAL INVESTMENTS IN SECURITIES
                          (COST $51,784,540)*             97.09%    $49,805,772
                        OTHER ASSETS AND LIABILITIES-
                          NET                              2.91%      1,493,948
                                                         ------     -----------
                        NET ASSETS                       100.00%    $51,299,720
                                                         ======     ===========

@   Non-income producing security
@@  Foreign Issuer
&   Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**  Defaulted Security
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
(1) Principal Amount presented in Danish Kroner
* Cost for federal income tax purposes is $51,860,774. Net unrealized depreciation consists of:

                        Gross Unrealized Appreciation               $   565,290
                        Gross Unrealized Depreciation                (2,620,292)
                                                                    -----------
                        Net Unrealized Depreciation                 $(2,055,002)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING
High Yield
Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                             Security                           Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 90.15%
                    AEROSPACE/DEFENSE: 1.04%
$1,900,000          Sequa Corp., 8.875%, due 04/01/08               $ 1,909,500
                                                                    -----------
                    AGRICULTURE: 1.03%
   900,000          DIMON, Inc., 9.625%, due 10/15/11                   958,500
   900,000          Standard Commercial Tobacco Co., 8.875%, due
                      08/01/05                                          931,500
                                                                    -----------
                                                                      1,890,000
                                                                    -----------
                    AIRLINES: 1.49%
 3,150,000          Atlas Air, Inc., 9.375%, due 11/15/06             2,724,750
                                                                    -----------
                    APPAREL: 0.37%
   950,000          Cluett American Corp., 10.125%, due 05/15/08        669,750
                                                                    -----------
                    AUTO PARTS & EQUIPMENT: 2.37%
 2,400,000          American Axle and Manufacturing, Inc., 9.750%,
                      due 03/01/09                                    2,568,000
 1,900,000          Collins & Aikman Products Co., 11.500%, due
                      04/15/06                                        1,767,000
                                                                    -----------
                                                                      4,335,000
                                                                    -----------
                    BUILDING MATERIALS: 1.89%
 1,360,000          Dayton Superior Corp., 13.000%, due 06/15/09      1,394,000
 2,000,000          Nortek, Inc., 8.875%, due 08/01/08                2,060,000
                                                                    -----------
                                                                      3,454,000
                                                                    -----------
                    CHEMICALS: 2.44%
 1,400,000          Applied Extrusion Technologies, Inc., 10.750%,
                      due 07/01/11                                    1,491,000
   950,000          Equistar Chemicals LP, 10.125%, due 09/01/08        983,250
 1,000,000          Ferro Corp., 9.125%, due 01/01/09                 1,038,788
   900,000          MacDermid, Inc., 9.125%, due 07/15/11               940,500
                                                                    -----------
                                                                      4,453,538
                                                                    -----------
                    COMMERCIAL SERVICES: 6.18%
$1,500,000          Mail-Well, Inc., 8.750%, due 12/15/08           $ 1,395,000
   600,000          Neff Corp., 10.250%, due 06/01/08                   411,000
 1,000,000          Neff Corp., 10.250%, due 06/01/08                   685,000
 2,900,000    @@    Quebecor Media, Inc., 11.125%, due 07/15/11       3,161,000
 1,000,000          Travelcenters Of America, Inc., 12.750%, due
                      05/01/09                                        1,105,000
 2,025,000          United Rentals, Inc., 9.000%, due 04/01/09        2,060,438
 1,400,000          United Rentals, Inc., 9.250%, due 01/15/09        1,442,000
 1,000,000          United Rentals, Inc., 9.500%, due 06/01/08        1,035,000
                                                                    -----------
                                                                     11,294,438
                                                                    -----------
                    COSMETICS/PERSONAL CARE: 1.48%
 1,900,000          Elizabeth Arden, Inc., 10.375%, due 05/15/07      1,705,250
 1,000,000          Elizabeth Arden, Inc., 11.750%, due 02/01/11      1,005,000
                                                                    -----------
                                                                      2,710,250
                                                                    -----------
                    DIVERSIFIED FINANCIAL SERVICES: 2.13%
 2,000,000          Madison River Capital LLC, 13.250%, due
                      03/01/10                                        1,570,000
 1,900,000     #    Meditrust 7.114%, due 08/15/04                    1,859,625
   450,000     #    Von Hoffmann Press, Inc., 10.250%, due
                      03/15/09                                          459,563
                                                                    -----------
                                                                      3,889,188
                                                                    -----------
                    ELECTRIC: 2.61%
 1,030,000          Calpine Corp., 7.625%, due 04/15/06                 809,335
 1,575,000          Calpine Corp., 8.625%, due 08/15/10               1,238,400
   750,000          Calpine Corp., 8.750%, due 07/15/07                 585,687
 2,000,000          TNP Enterprises, Inc., 10.250%, due 04/01/10      2,130,000
                                                                    -----------
                                                                      4,763,422
                                                                    -----------
                    ELECTRONICS: 1.36%
   325,000    @@    Flextronics International Ltd, 8.750%, due
                      10/15/07                                          333,125
 2,000,000    @@    Flextronics International Ltd, 9.875%, due
                      07/01/10                                        2,160,000
                                                                    -----------
                                                                      2,493,125
                                                                    -----------
                    ENTERTAINMENT: 0.50%
   900,000     #    Isle of Capri Casinos, Inc., 9.000%, due
                      03/15/12                                          905,625
                                                                    -----------
                    ENVIRONMENTAL CONTROL: 2.17%
 3,900,000          Allied Waste North America, 10.000%, due
                      08/01/09                                        3,968,250
                                                                    -----------
                    FOOD: 2.07%
 1,500,000          Agrilink Foods, Inc., 11.875%, due 11/01/08       1,578,750
 1,220,000          Fleming Cos, Inc., 10.125%, due 04/01/08          1,281,000
   900,000          Fleming Cos, Inc., 10.625%, due 07/31/07            921,375
                                                                    -----------
                                                                      3,781,125
                                                                    -----------
                    FOREST PRODUCTS & PAPER: 2.80%
 1,450,000     #    Appleton Papers, Inc., 12.500%, due 12/15/08      1,428,250
 2,650,000          Buckeye Technologies, Inc., 9.250%, due
                      09/15/08                                        2,345,250
 1,400,000    @@    Paperboard Industries International, 8.375%,
                      due 09/15/07                                    1,351,000
                                                                    -----------
                                                                      5,124,500
                                                                    -----------
                    HOLDING COMPANIES-DIVERSIFIED: 1.37%
 2,500,000          Penhall International, Inc., 12.000%,
                      due 08/01/06                                    2,512,500
                                                                    -----------
                    HOME BUILDERS: 3.27%
   900,000          KB Home, 8.625%, due 12/15/08                       931,500
 1,900,000          Ryland Group, Inc., 9.125%, due 06/15/11          2,014,000
 3,000,000          Toll Corp., 8.125%, due 02/01/09                  3,026,250
                                                                    -----------
                                                                      5,971,750
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                             Security                           Value
--------------------------------------------------------------------------------
                    HOME FURNISHINGS: 1.17%
$   900,000         Fedders North America, Inc., 9.375%, due
                      08/15/07                                      $   625,500
  1,450,000         Salton, Inc., 12.250%, due 04/15/08               1,511,625
                                                                    -----------
                                                                      2,137,125
                                                                    -----------
                    HOUSEHOLD PRODUCTS/WARES: 1.10%
  1,900,000         American Greetings, 11.750%, due 07/15/08         2,014,000
                                                                    -----------
                    IRON/STEEL: 0.18%
    325,000         Armco, Inc., 9.000%, due 09/15/07                   330,688
                                                                    -----------
                    LODGING: 8.81%
    450,000   #XX   Boyd Gaming Corp., 8.750%, due 04/15/12             453,937
  1,000,000         Extended Stay America, Inc., 9.875%, due
                      06/15/11                                        1,050,000
  2,300,000         Mandalay Resort Group, 9.250%, due 12/01/05       2,386,250
  2,900,000         MGM Mirage, 9.750%, due 06/01/07                  3,146,500
  2,950,000         Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                    3,093,813
  1,700,000         Prime Hospitality Corp., 9.750%, due 04/01/07     1,780,750
    500,000         Station Casinos, Inc., 9.750%, due 04/15/07         522,600
    875,000         Station Casinos, Inc., 9.875%, due 07/01/10         942,813
  1,000,000         Venetian Casino Resort LLC, 12.250%, due
                      11/15/04                                        1,057,500
  1,600,000         Venetian Casino Resort LLC, 14.250%, due
                      11/15/05                                        1,682,000
                                                                    -----------
                                                                     16,116,163
                                                                    -----------
                    MACHINERY-CONSTRUCTION & MINING: 2.31%
  1,000,000         Terex Corp., 10.375%, due 04/01/11                1,087,500
  2,440,000         Terex Corp., 8.875%, due 04/01/08                 2,519,300
    595,000         Terex Corp., 8.875%, due 04/01/08                   614,338
                                                                    -----------
                                                                      4,221,138
                                                                    -----------
                    MACHINERY-DIVERSIFIED: 0.96%
  1,800,000         Columbus McKinnon Corp., 8.500%, due 04/01/08     1,755,000
                                                                    -----------
                    MEDIA: 10.70%
  1,500,000         Adelphia Communications, 10.250%, due 11/01/06    1,402,500
  1,050,000         Adelphia Communications, 10.875%, due 10/01/10      981,750
  2,900,000   @@    CanWest Media, Inc., 10.625%, due 05/15/11        3,204,500
  2,000,000         Charter Communications Holdings, 11.125%,
                      due 01/15/11                                    2,015,000
  1,500,000         Charter Communications Holdings, 8.625%, due
                      04/01/09                                        1,365,000
  1,500,000         Coaxial Communications, Inc., 10.000%,
                      due 08/15/06                                    1,522,500
    850,000  @@ #   Corus Entertainment, Inc., 8.750%, due
                      03/01/12                                          881,875
  2,100,000         Echostar DBS Corp., 9.250%, due 02/01/06          2,163,000
    500,000         Echostar DBS Corp., 9.375%, due 02/01/09            522,500
  1,000,000    #    Gray Communication System, 9.250%, due
                      12/15/11                                        1,035,000
  1,200,000    #    Nextmedia Operating, Inc., 10.750%, due
                      07/01/11                                        1,293,000
  1,400,000         Northland Cable Television, Inc., 10.250%,
                      due 11/15/07                                    1,190,000
  2,300,000         Primedia, Inc., 7.625%, due 04/01/08              1,989,500
                                                                    -----------
                                                                     19,566,125
                                                                    -----------
                    MINING: 0.48%
    900,000         Jorgensen, 9.500%, due 04/01/05                     868,500
                                                                    -----------
                    MISCELLANEOUS MANUFACTURER: 0.36%
    900,000         Hexcel Corp., 9.750%, due 01/15/09                  652,500
                                                                    -----------
                    OIL & GAS: 2.94%
  4,625,000         Energy Corp. Of America, 9.500%, due 05/15/07     3,168,125
  1,360,000         Premcor Refining Group, Inc., 8.375%, due
                      11/15/07                                        1,278,400
  1,000,000         Premcor Refining Group, Inc., 8.625%, due
                      08/15/08                                          945,000
                                                                    -----------
                                                                      5,391,525
                                                                    -----------
                    PACKAGING & CONTAINERS: 7.09%
  1,400,000         AEP Industries, Inc., 9.875%, due 11/15/07        1,421,000
  1,325,000 (2),@@  Norampac, Inc., 9.375%, due 02/01/08                882,364
    900,000         Owens-Illinois, Inc., 7.150%, due 05/15/05          864,000
  2,160,000         Owens-Illinois, Inc., 7.850%, due 05/15/04        2,127,600
  1,900,000    #    Plastipak Holdings, Inc., 10.750%,
                      due 09/01/11                                    2,078,125
  1,308,000         Riverwood International Corp., 10.875%,
                      due 04/01/08                                    1,363,590
  3,900,000         Stone Container Corp., 9.750%, due 02/01/11       4,231,500
                                                                    -----------
                                                                     12,968,179
                                                                    -----------
                    REITS: 2.15%
    900,000    #    Felcor Lodging LP, 9.500%, due 09/15/08             958,500
  2,900,000         Meristar Hospitality Corp., 9.125%, due
                      01/15/11                                        2,976,124
                                                                    -----------
                                                                      3,934,624
                                                                    -----------
                    RETAIL: 2.73%
  2,000,000         Big 5 Corp., 10.875%, due 11/15/07                2,012,500
    750,000         Guitar Center, Inc., 11.000%, due 07/01/06          776,250
  2,088,000         Tuesday Morning Corp., 11.000%, due 12/15/07      2,202,840
                                                                    -----------
                                                                      4,991,590
                                                                    -----------
                    SEMICONDUCTORS: 3.93%
    250,000         Amkor Technology, Inc., 9.250%, due 05/01/06        249,375
  3,000,000         Amkor Technology, Inc., 9.250%, due 02/15/08      2,985,000
  1,975,000         Fairchild Semiconductor International,
                      Inc., 10.125%, due 03/15/07                     2,063,875
  4,675,000   **    Zilog, Inc., 9.500%, due 03/01/05                 1,893,375
                                                                    -----------
                                                                      7,191,625
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                             Security                           Value
--------------------------------------------------------------------------------
                    TELECOMMUNICATIONS: 6.46%
$ 4,000,000    **   Adelphia Business Solutions, Inc., 12.000%,
                      due 11/01/07                                  $   100,000
  2,900,000         Alamosa Delaware, Inc., 12.500%, due 02/01/11     2,392,500
  2,000,000         American Cellular Corp., 9.500%, due 10/15/09     1,480,000
  4,000,000    @@   Call-Net Enterprises, Inc., 9.375%, due
                      05/15/09                                        1,180,000
  1,000,000         Crown Castle International Corp., 10.750%,
                      due 08/01/11                                      905,000
  1,776,000         IWO Holdings, Inc., 14.000%, due 01/15/11         1,518,480
  2,750,000         Nextel Communications, Inc., 9.375%, due
                      11/15/09                                        1,835,624
  1,900,000     #   Nextel Partners, Inc., 12.500%, due 11/15/09      1,282,500
    450,000         Rogers Cantel, Inc., 9.750%, due 06/01/16           396,000
  1,425,000    @@   Telewest Communications PLC, 9.625%,
                      due 10/01/06                                      712,500
                                                                    -----------
                                                                     11,802,604
                                                                    -----------
                    TEXTILES: 0.58%
  1,000,000         Simmons Co., 10.250%, due 03/15/09                1,063,750
                                                                    -----------
                    TRANSPORTATION: 1.63%
  3,055,000         Gulfmark Offshore, Inc., 8.750%, due 06/01/08     2,978,625
                                                                    -----------
                    Total Corporate Bonds (Cost $169,318,678)       164,834,472
                                                                    -----------

Shares
--------------------------------------------------------------------------------
COMMON STOCK: 0.00%
                    TELECOMMUNICATIONS -- FIXED LINE:0.00%
        900     @   Mpower Holding Corp.                            $        36
                                                                    -----------
                    Total Common Stock (Cost $3,897)                         36
                                                                    -----------

Principal
 Amount
--------------------------------------------------------------------------------
WARRANTS: 0.04%
                    BUILDING MATERIALS: 0.02%
      3,100   @     Dayton Superior Corp., Exp. 06/15/09                 31,000
                                                                    -----------
                    TRANSPORTATION: 0.02%
      3,000   @     Travelcenters America, Inc., Exp. 11/14/10           30,750
                                                                    -----------
                    Total Warrants (Cost $34,739)                        61,750
                                                                    -----------
                    Total Long-Term Investments
                      (Cost $169,357,314)                           164,896,258
                                                                    -----------

Principal
 Amounts
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.03%
                    REPURCHASE AGREEMENT: 8.03%
$14,683,000         State Street Repurchase Agreement dated
                      3/28/02, 1.620% due 4/01/02, $14,685,643 to
                      be received upon repurchase (Collateralized
                      by $13,630,000 US Treasury Note, 7.000%
                      Market Value $14,980,433 due 07/15/06)       $ 14,683,000
                                                                   ------------
                    Total Short-Term Investments
                      (Cost $14,683,000)                             14,683,000
                                                                   ------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $184,040,314)*                98.22%   $179,579,258
                    OTHER ASSETS AND LIABILITIES-NET       1.78%      3,250,977
                                                         ------    ------------
                    NET ASSETS                           100.00%   $182,830,235
                                                         ======    ============

@    Non-income producing security
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
**   Defaulted Security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
(2)  Principal Amount presented in Canadian Dollars.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                     6,589,360
                    Gross Unrealized Depreciation                   (11,050,416)
                                                                   ------------
                    Net Unrealized Depreciation                      (4,461,056)
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                             Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 82.77%
                     AEROSPACE/DEFENSE: 0.90%
$3,000,000    XX     Simula, Inc., 8.000%, due 05/01/04            $  2,100,000
                                                                   ------------
                     APPAREL: 0.90%
 3,000,000           Cluett American Corp., 10.125%, due 05/15/08     2,115,000
                                                                   ------------
                     BUILDING MATERIALS: 3.27%
 2,600,000           Dayton Superior Corp. 13.000%, due 06/15/09      2,665,000
 1,725,000  @@,XX    Intl. Utility Structures, Inc., 10.750%,
                       due 02/01/08                                     948,750
 2,456,000  @@,XX    Intl. Utility Structures, Inc., 13.000%,
                       due 02/01/08                                     675,400
 3,250,000           Nortek, Inc., 8.875%, due 08/01/08               3,347,500
                                                                   ------------
                                                                      7,636,650
                                                                   ------------
                     CHEMICALS: 1.18%
 2,000,000           Applied Extrusion Technologies, Inc.,
                       10.750%, due 07/01/11                          2,130,000
 4,975,000    **     Sterling Chemicals, Inc., 11.750%, due
                       08/15/06                                         621,875
                                                                   ------------
                                                                      2,751,875
                                                                   ------------
                     COMMERCIAL SERVICES: 4.04%
 3,325,000           Mail-Well, Inc., 8.750%, due 12/15/08            3,092,250
 6,035,000           Neff Corp., 10.250%, due 06/01/08                4,133,975
 2,000,000           Travelcenters of America, Inc., 12.750%,
                       due 05/01/09                                   2,210,000
                                                                   ------------
                                                                      9,436,225
                                                                   ------------
                     COMPUTERS: 0.26%
 4,000,000    **     Globix Corp., 12.500%, due 02/01/10                600,000
                                                                   ------------
                     DIVERSIFIED FINANCIAL
                     SERVICES: 6.24%
 3,424,354   #,&     Hollinger Participation Trust, 12.125%,
                       due 11/15/10                                   3,304,502
 5,050,000           Madison River Capital LLC, 13.250%, due
                       03/01/10                                       3,964,250
 4,400,000           Orion Power Holdings, Inc., 12.000%, due
                       05/01/10                                       5,126,000
 2,000,000    #      Stone Container Finance, 11.500% due
                       08/15/06                                       2,170,000
                                                                   ------------
                                                                     14,564,752
                                                                   ------------
                     ELECTRIC: 4.77%
 3,000,000           AES Corp., 8.750%, due 12/15/02                  2,805,000
 1,000,000           AES Corp., 9.375%, due 09/15/10                    785,000
 3,120,000           Calpine Corp., 8.625%, due 08/15/10              2,453,212
 1,000,000           Calpine Corp., 8.750%, due 07/15/07                780,916
 4,050,000           TNP Enterprises, Inc., 10.250%, due 04/01/10     4,313,250
                                                                   ------------
                                                                     11,137,378
                                                                   ------------
                     ELECTRONICS: 1.69%
 3,650,000    @@     Flextronics Intl. Ltd., 9.875%, due 07/01/10     3,942,000
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 1.41%
 3,200,000           Allied Waste North America, 8.875%, due
                       04/01/08                                       3,288,000
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 2.69%
 2,000,000    #      Appleton Papers Inc., 12.500%, due 12/15/08      1,970,000
 1,215,000           Buckeye Technologies, Inc., 8.500%, due
                       12/15/05                                       1,099,575
 8,575,000  @@,**    Doman Industries Ltd., 8.750%, due 03/15/04      1,757,875
 1,500,000    @@     Paperboard Industries Intl., 8.375%, due
                       09/15/07                                       1,447,500
                                                                   ------------
                                                                      6,274,950
                                                                   ------------
                     HOLDING COMPANIES-DIVERSIFIED: 2.78%
 2,750,000           Kansas City Southern Railway, 9.500%,
                       due 10/01/08                                   2,987,188
 3,500,000           Penhall Intl., Inc., 12.000%, due 08/01/06       3,517,500
                                                                   ------------
                                                                      6,504,688
                                                                   ------------
                     INTERNET: 0.97%
 3,750,000    **     Exodus Communications, Inc., 11.250%,
                       due 07/01/08                                     787,500
 7,000,000    **     Exodus Communications, Inc., 11.625%,
                       due 07/15/10                                   1,470,000
                                                                   ------------
                                                                      2,257,500
                                                                   ------------
                     IRON/STEEL: 1.84%
$1,925,000           AK Steel Corp., 7.875%, due 02/15/09          $  1,949,062
 1,715,000           AK Steel Corp., 9.125%, due 12/15/06             1,796,463
   550,000           Armco, Inc., 9.000%, due 09/15/07                  559,625
                                                                   ------------
                                                                      4,305,150
                                                                   ------------
                     LEISURE TIME: 0.31%
 1,000,000           Trump Atlantic City Associates, 11.250%,
                       due 05/01/06                                     715,000
                                                                   ------------
                     LODGING: 6.35%
 3,000,000           Hollywood Casino Shreveport, 13.000%, due
                       08/01/06                                       3,232,500
 2,250,000           Mandalay Resort Group, 9.250%, due 12/01/05      2,334,375
 3,500,000           Park Place Entertainment Corp., 8.875%,
                       due 09/15/08                                   3,670,625
 2,000,000           Prime Hospitality Corp., 9.750%, due
                       04/01/07                                       2,095,000
 3,250,000           Station Casinos, Inc., 9.875%, due 07/01/10      3,501,875
                                                                   ------------
                                                                     14,834,375
                                                                   ------------
                     MACHINERY-CONSTRUCTION & MINING: 1.77%
 4,015,000           Terex Corp., 8.875%, due 04/01/08                4,145,488
                                                                   ------------
                     MACHINERY-DIVERSIFIED: 2.60%
 2,756,000           Columbus McKinnon Corp., 8.500%, due
                       04/01/08                                       2,687,100
 6,500,000           Numatics, Inc., 9.625%, due 04/01/08             3,380,000
                                                                   ------------
                                                                      6,067,100
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                             Security                          Value
--------------------------------------------------------------------------------
                      MEDIA: 11.36%
$4,000,000            Adelphia Communications, 10.250%, due
                        11/01/06                                   $  3,740,000
 3,750,000            Charter Communications Holdings, 11.125%,
                        due 01/15/11                                  3,778,125
 7,500,000     **     Classic Cable, Inc., 9.375%, due 08/01/09       1,125,000
12,390,000     **     Classic Cable, Inc., 10.500%, due 03/01/10      1,858,500
 2,800,000            Echostar DBS Corp., 9.250%, due 02/01/06        2,884,000
   500,000            Echostar DBS Corp., 9.375%, due 02/01/09          522,500
 3,500,000     +      Insight Communications, 0/12.250%, due
                        02/15/11                                      2,310,000
 1,300,000            Jones Intl. Networks Ltd., 11.750%, due
                        07/01/05                                        669,500
 1,500,000     #      Nextmedia Operating, Inc., 10.750%, due
                        07/01/11                                      1,616,250
 3,795,000            Northland Cable Television, Inc., 10.250%,
                        due 11/15/07                                  3,225,750
 3,500,000            Primedia, Inc., 7.625%, due 04/01/08            3,027,500
   300,000            Primedia, Inc., 8.875%, due 05/15/11              274,500
 1,000,000            Sinclair Broadcast Group, Inc., 8.750%,
                        due 12/15/07                                  1,025,000
 4,750,000   **,XX    Source Media, Inc., 12.000%, due 11/01/04         475,000
                                                                   ------------
                                                                     26,531,625
                                                                   ------------
                      MISCELLANEOUS MANUFACTURING: 0.95%
 3,500,000            Park-Ohio Industries, Inc., 9.250%, due
                        12/01/07                                      2,222,500
                                                                   ------------
                      OIL & GAS: 5.89%
 8,110,000            Energy Corp. of America, 9.500%, due
                        05/15/07                                      5,555,350
 6,400,000     @@     Northern Oil ASA, 10.000%, due 05/15/05         4,064,000
 3,200,000            Premcor Refining Group, Inc., 8.375%, due
                        11/15/07                                      3,008,000
 1,200,000            Premcor Refining Group, Inc., 8.625%, due
                        08/15/08                                      1,134,000
                                                                   ------------
                                                                     13,761,350
                                                                   ------------
                      PACKAGING & CONTAINERS: 2.10%
 2,290,000            Owens-Illinois, Inc., 7.850%, due 05/15/04      2,255,650
 2,050,000            Riverwood Int'l Corp., 10.625%, due
                        08/01/07                                      2,183,250
   684,035   #,&,XX   Russell-Stanley Holdings, Inc., 9.000%,
                        due 11/30/08                                    454,883
                                                                   ------------
                                                                      4,893,783
                                                                   ------------
                      RETAIL: 0.43%
 1,000,000            Big 5 Corp., 10.875%, due 11/15/07              1,006,250
                                                                   ------------
                      SEMICONDUCTORS: 2.63%
 3,000,000            Amkor Technology, Inc., 9.250%, due
                        05/01/06                                      2,992,500
 7,750,000     **     ZiLog, Inc., 9.500%, due 03/01/05               3,138,750
                                                                   ------------
                                                                      6,131,250
                                                                   ------------
                       TELECOMMUNICATIONS: 13.64%
21,225,000     **     Adelphia Business Solutions, Inc., 12.000%,
                        due 11/01/07                                    530,625
   555,000     **     Adelphia Business Solutions, Inc., 13.000%,
                        due 04/15/03                                     15,262
 1,500,000            Alamosa Delaware, Inc., 12.500%, due
                        02/01/11                                      1,237,500
 3,000,000            American Cellular Corp., 9.500%, due
                        10/15/09                                      2,220,000
   700,000   @@,**    Call-Net Enterprises, Inc., 8.000%, due
                        08/15/08                                        175,000
 6,500,000  @@,**,+   Call-Net Enterprises, Inc., 0/8.940%, due
                        08/15/08                                      1,592,500
 6,000,000   @@,**    Call-Net Enterprises, Inc., 9.375%, due
                        05/15/09                                      1,770,000
 3,400,000     **     Concentric Network Corp., 12.750%, due
                        12/15/07                                        442,000
 1,500,000            Crown Castle Int'l Corp., 10.750%, due
                        08/01/11                                      1,357,500
 3,600,000     **     ICG Services, Inc., 10.000%, due 02/15/08         198,000
   900,000            ITC Deltacom, Inc., 8.875%, due 03/01/08          202,500
 1,000,000            ITC Deltacom, Inc., 9.750%, due 11/15/08          225,000
 4,000,000            Iwo Holdings, Inc., 14.000%, due 01/15/11       3,420,000
 9,581,938            Metromedia Intl. Group, Inc., 10.500%, due
                        09/30/07                                      4,886,788
 4,600,000            Nextel Communications, Inc., 9.375%, due
                        11/15/09                                      3,070,500
 6,160,000            NMS Communications Corp. 5.000%, due
                        10/15/05                                      3,934,700
 2,500,000     @@     Rogers Cantel, Inc., 9.375%, due 06/01/08       2,318,750
 3,800,000   #,**,X   SA Telecommunications, Inc., 10.000%,
                        due 08/15/06                                         --
 5,000,000   #,**,X   SA Telecommunications, Inc., 10.000%,
                        due 08/15/06                                         --
 8,500,000   #,**,X   SA Telecommunications, Inc., 10.000%,
                        due 08/15/06                                         --
 6,050,000     @@     Telewest Communications PLC, 9.625%,
                        due 10/01/06                                  3,025,000
 8,267,451   #,**,X   US Interactive, 12.000%, due 04/17/05             796,156
 6,250,000     **     WinStar Communications, Inc., 12.750%,
                        due 04/15/10                                        625
 4,100,000    +,**    XO Communications, Inc., 0/9.450%, due
                        04/15/08                                        451,000
                                                                   ------------
                                                                     31,869,406
                                                                   ------------
                      TRANSPORTATION: 1.80%
 4,315,000            Gulfmark Offshore, Inc., 8.750%, due
                        06/01/08                                      4,207,125
                                                                   ------------
                      Total Corporate Bonds (Cost $260,115,299)     193,299,420
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO'S): 0.06%
                      DIVERSIFIED FINANCIAL SERVICES: 0.06%
   500,000    #,XX    Westways Funding II Ltd., 18.370%,
                        due 01/29/03                                    150,000
                                                                   ------------
                      Total CMO's (Cost $500,000)                       150,000
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.17%
                      OIL & GAS: 0.00%
   866,408     @,XX   Orion Refining Corp.                         $      8,664
                                                                   ------------
                      PACKAGING & CONTAINERS: 0.08%
   100,000    @,#,XX  Russell-Stanley Holdings, Inc.                    175,000
                                                                   ------------
                      RETAIL: 0.00%
   220,738     @,X    International Fast Food Corp.                          --
                                                                   ------------
                      TELECOMMUNICATIONS: 0.08%
    61,806      @     Adelphia Business Solutions                         2,472
    89,000   @,@@,XX  Completel Europe NV                                42,720
   483,445     @,X    International Wireless Communications
                        Holdings, Inc.                                    4,834
     2,350     @,X    Jordan Telecommunications                         122,200
                                                                   ------------
                                                                        172,226
                                                                   ------------
                      TRANSPORTATION: 0.01%
     2,000     @,@@   CHC Helicopter Corp.                               33,460
                                                                   ------------
                      Total Common Stock (Cost $23,897,703)             389,350
                                                                   ------------
PREFERRED STOCK: 5.00%
                      DIVERSIFIED FINANCIAL SERVICES: 5.00%
   740,726     @,&    North Atlantic Trading Co.                     11,666,434
                                                                   ------------
                      TELECOMMUNICATIONS: 0.00%
    10,371    @,&,XX  Adelphia Business Solutions, Inc.                     104
    43,148     @,&    XO Communications, Inc.                               431
    28,440     @,&    XO Communications, Inc.-Series B                      284
                                                                   ------------
                                                                            819
                                                                   ------------
                      Total Preferred Stock (Cost $25,617,459)       11,667,253
                                                                   ------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
WARRANTS: 0.13%
                      COMMERCIAL SERVICES: 0.00%
    92,950   @,XX     Comforce Corp., Exp. 12/01/09               $         930
                                                                  -------------
                      DIVERSIFIED FINANCIAL SERVICES: 0.00%
     5,480   @,XX     North Atlantic Trading Co., Exp. 06/15/07              55
                                                                  -------------
                      ELECTRONICS: 0.00%
       100    @,X     Electronic Retailing Systems, Exp. 02/01/04             1
                                                                  -------------
                      METAL FABRICATE/HARDWARE: 0.00%
    10,000   @,@@,X   Int'l Utility Structures, Inc., Exp.
                        02/01/03                                             --
                                                                  -------------
                      MISCELLANEOUS MANUFACTURING: 0.10%
    21,705    @,XX    Packaged Ice, Inc., Exp. 04/15/04                 234,414
                                                                  -------------
                      TELECOMMUNICATIONS: 0.00%
    10,000     @,X    Cellnet Data Systems, Inc., Exp. 09/15/07             100
     6,600    @,@@    ICG Communications, Inc., Exp. 09/15/05                66
     7,000     @,X    Poland Telekom, Inc., Exp. 03/31/03                    --
     3,833     @,X    US Interactive, Exp. 04/17/05                          --
                                                                  -------------
                                                                            166
                                                                  -------------
                      TRANSPORTATION: 0.03%
     6,000      @     Travelcenters of America, Inc., Exp.
                        11/14/10                                         61,500
                                                                  -------------
                      Total Warrants (Cost $932,855)                    297,066
                                                                  -------------
                      Total Long-Term Investments
                        (Cost $311,063,316)                         205,803,089
                                                                  -------------

Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                      SHORT-TERM INVESTMENTS: 8.94%
                      REPURCHASE AGREEMENT: 8.94%
$20,880,000           State Street Repurchase Agreement dated
                        03/28/02, 1.620% due 04/01/02, $20,883,758
                        to be received upon repurchase
                        (Collateralized by $17,090,000 U.S.
                        Treasury Bond, 8.125% Market Value
                        $21,300,788 due 08/15/21)                 $  20,880,000
                                                                  -------------
                      Total Short-Term Investments
                        (Cost $20,880,000)                           20,880,000
                                                                  -------------
                      TOTAL INVESTMENTS IN SECURITIES
                        (COST $331,943,316)*             97.07%   $ 226,683,089
                      OTHER ASSETS AND LIABILITIES-NET    2.93%       6,843,427
                                                        ------    -------------
                      NET ASSETS                        100.00%   $ 233,526,516
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security
X Fair value determined by ING Valuation Committee appointed by the Funds' Board of Directors/Trustees.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures
&    Payment-in-kind
* Cost for federal income tax purposes is $332,135,807. Net unrealized depreciation consists of:

                      Gross Unrealized Appreciation               $   8,347,716
                      Gross Unrealized Depreciation                (113,800,434)
                                                                  -------------
                      Net Unrealized Depreciation                 $(105,452,718)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                             Security                          Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 90.70%
                     AEROSPACE/DEFENSE: 0.99%
$ 500,000            BE Aerospace, Inc., 8.875%, due 05/01/11      $    465,000
                                                                   ------------
                     AIRLINES: 1.70%
  250,000            Amtran, Inc., 9.625%, due 12/15/05                 196,875
  250,000            Continental Airlines, Inc., 8.000%, due
                       12/15/05                                         236,250
  125,000            Delta Air Lines, Inc., 7.700%, due 12/15/05        123,072
  250,000            Northwest Airlines, Inc., 8.875%, due
                       06/01/06                                         238,269
                                                                   ------------
                                                                        794,466
                                                                   ------------
                     AUTO PARTS & EQUIPMENT: 2.67%
  375,000      #     Collins & Aikman Products, 10.750%, due
                       12/31/11                                         380,625
  500,000      #     CSK Auto, Inc., 12.000%, due 06/15/06              532,500
  325,000      #     Dana Corp., 10.125%, due 03/15/10                  339,625
                                                                   ------------
                                                                      1,252,750
                                                                   ------------
                     BEVERAGES: 0.77%
  350,000            Constellation Brands, Inc., 8.125%, due
                       01/15/12                                         358,750
                                                                   ------------
                     CHEMICALS: 4.19%
  450,000            EquiStar Chemicals LP/EquiStar Funding Corp.,
                       10.125%, due 09/01/08                            465,750
  600,000            IMC Global, Inc., 10.875%, due 06/01/08            666,750
  300,000            Lyondell Chemical Co., 9.625%, due 05/01/07        308,250
  500,000      #     OM Group, Inc., 9.250%, due 12/15/11               522,500
                                                                   ------------
                                                                      1,963,250
                                                                   ------------
                     COMMERCIAL SERVICES: 3.58%
  300,000      #     Coinmach Corp., 9.000%, due 02/01/10               310,500
  500,000     @@     Quebecor Media, Inc., 11.125%, due 07/15/11        545,000
  750,000            United Rentals, Inc., 10.750%, due 04/15/08        821,250
                                                                   ------------
                                                                      1,676,750
                                                                   ------------
                     COSMETICS/PERSONAL CARE: 1.71%
  750,000            Armkel LLC, 9.500%, due 08/15/09                   802,500
                                                                   ------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.58%
  250,000            Nexstar Finance LLC, 12.000%, due 04/01/08         270,000
                                                                   ------------
                     ELECTRIC: 1.71%
1,000,000     @@     Calpine Canada Energy Finance, 8.500%, due
                       05/01/08                                         798,555
                                                                   ------------
                     ENTERTAINMENT: 2.22%
  450,000            Argosy Gaming Co., 9.000%, due 09/01/11            477,000
  325,000            International Game Technology, 8.375%, due
                       05/15/09                                         339,625
  225,000            Penn National Gaming, Inc., 8.875%, due
                       03/15/10                                         225,000
                                                                   ------------
                                                                      1,041,625
                                                                   ------------
                     ENVIRONMENTAL CONTROL: 2.06%
  950,000      #     Allied Waste North America, 8.500%, due
                       12/01/08                                         964,250
                                                                   ------------
                     FOOD: 6.38%
  750,000            Domino's, Inc., 10.375%, due 01/15/09              806,250
  800,000            Fleming Cos., Inc., 10.125%, due 04/01/08          840,000
  750,000            Michael Foods, Inc., 11.750%, due 04/01/11         821,250
  250,000            Pilgrims Pride Corp., 9.625%, due 09/15/11         263,750
  250,000            Smithfield Foods, Inc., 8.000%, due 10/15/09       255,625
                                                                   ------------
                                                                      2,986,875
                                                                   ------------
                     FOREST PRODUCTS & PAPER: 3.22%
  500,000      #     Appleton Papers, Inc., 12.500%, due 12/15/08       492,500
  250,000    @@,#    Tembec Industries, Inc., 7.750%, due
                       03/15/12                                         245,938
  250,000     @@     Tembec Industries, Inc., 8.500%, due
                       02/01/11                                         256,875
  500,000     @@     Tembec Industries, Inc., 8.625%, due
                       06/30/09                                         513,750
                                                                   ------------
                                                                      1,509,063
                                                                   ------------
                     HEALTHCARE-SERVICES: 4.27%
  500,000      #     Coventry Health Care, Inc., 8.125%, due
                       02/15/12                                         504,375
  600,000            HCA, Inc., 8.750%, due 09/01/10                    658,500
  800,000            Healthsouth Corp., 8.375%, due 10/01/11            836,000
                                                                   ------------
                                                                      1,998,875
                                                                   ------------
                     HOLDING COMPANIES-DIVERSIFIED: 1.17%
  500,000     @@     Yell Finance, 10.750%, due 08/01/11                547,500
                                                                   ------------
                     HOME BUILDERS: 1.82%
  300,000            MDC Holdings, Inc., 8.375%, due 02/01/08           307,500
  500,000            WCI Communities, Inc., 10.625%, due 02/15/11       542,500
                                                                   ------------
                                                                        850,000
                                                                   ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.57%
  250,000            American Greetings, 11.750%, due 07/15/08          265,000
                                                                   ------------
                     IRON/STEEL: 2.15%
  995,000            AK Steel Corp., 7.875%, due 02/15/09             1,007,437
                                                                   ------------
                     LODGING: 6.27%
  500,000            Ameristar Casinos, Inc., 10.750%,
                       due 02/15/09                                     551,250
  700,000            Mandalay Resort Group, 9.500%,
                       due 08/01/08                                     759,500
  500,000            MGM Mirage, 8.375%, due 02/01/11                   515,000
  250,000            MGM Mirage, 8.500%, due 09/15/10                   261,223
  100,000            Mirage Resorts, Inc., 6.750%, due 08/01/07          94,327
  500,000      #     Park Place Entertainment Corp., 7.875%,
                       due 03/15/10                                     496,875
  250,000            Station Casinos, Inc., 8.375%, due 02/15/08        258,750
                                                                   ------------
                                                                      2,936,925
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                           Value
--------------------------------------------------------------------------------
                     MEDIA: 14.47%
$ 250,000            Adelphia Communications, 10.250%, due
                       11/01/06                                    $    233,750
  375,000            Adelphia Communications, 10.250%, due
                       06/15/11                                         341,250
  500,000            Adelphia Communications, 10.500%, due
                       07/15/04                                         495,000
  500,000      #     American Media Operation, Inc., 10.250%,
                       due 05/01/09                                     520,000
  750,000     @@     CanWest Media, Inc., 10.625%, due 05/15/11         828,750
  500,000            Charter Communications Holdings LLC, 8.250%,
                       due 04/01/07                                     455,000
  750,000      #     Charter Communications Holdings LLC, 9.625%,
                       due 11/15/09                                     716,250
  250,000            Charter Communications Holdings LLC, 10.750%,
                       due 10/01/09                                     250,000
  400,000    @@,#    Corus Entertainment, Inc., 8.750%, due
                       03/01/12                                         415,000
  200,000            Cumulus Media, Inc., 10.375%, due 07/01/08         215,750
  250,000            Granite Broadcasting Corp., 10.375%, due
                       05/15/05                                         231,250
  125,000            Insight Communications, 12.250%, due 02/15/11       82,500
  250,000      +     LIN Holdings Corp., 0/10.000%, due 03/01/08        223,750
  250,000            LIN Television Corp., 8.375%, due 03/01/08         250,000
  875,000            Mediacom Broadband LLC, 11.000%, due 07/15/13      971,250
  200,000            STC Broadcasting, Inc., 11.000%, due 03/15/07      208,250
   75,000            Young Broadcasting, Inc., 9.000%, due
                       01/15/06                                          76,312
  250,000            Young Broadcasting, Inc., 10.000%, due
                       03/01/11                                         261,250
                                                                   ------------
                                                                      6,775,312
                                                                   ------------
                     MINING: 0.90%
  400,000      #     Compass Minerals Group, Inc., 10.000%, due
                       08/15/11                                         423,500
                                                                   ------------
                     OIL & GAS: 3.80%
  500,000            Nuevo Energy Co., 11.800%, due 10/01/10            490,000
  550,000            Parker Drilling Co., 9.750%, due 11/15/06          569,250
  700,000            Westport Resources Corp., 8.250%, due
                       11/01/11                                         722,750
                                                                   ------------
                                                                      1,782,000
                                                                   ------------
                     OIL & GAS SERVICES: 2.62%
  450,000            Grant Prideco, Inc., 9.625%, due 12/01/07          470,250
  750,000      #     Hanover Equipment, 8.500%, due 09/01/08            757,500
                                                                   ------------
                                                                      1,227,750
                                                                   ------------
                     PACKAGING & CONTAINERS: 3.16%
  250,000      #     Graphic Packaging Corp., 8.625%, due 02/15/12      260,625
  200,000     @@     Norampac, Inc., 9.500%, due 02/01/08               213,500
  700,000      #     Owens-Brockway, 8.875%, due 02/15/09               717,500
  300,000            Owens-Illinois, Inc., 7.150%, due 05/15/05         288,000
                                                                   ------------
                                                                      1,479,625
                                                                   ------------
                     PHARMACEUTICALS: 1.97%
  500,000            AmerisourceBergen Corp., 8.125%, due 09/01/08      525,000
  400,000     @@     Biovail Corp., 7.875%, due 04/01/10                399,500
                                                                   ------------
                                                                        924,500
                                                                   ------------
                     REITS: 1.19%
  275,000            Felcor Lodging LP, 9.500%, due 09/15/08            290,125
  250,000      #     Felcor Lodging LP, 9.500%, due 09/15/08            266,250
                                                                   ------------
                                                                        556,375
                                                                   ------------
                     RETAIL: 5.63%
  500,000      #     Advance Stores Co., Inc., 10.250%, due
                       04/15/08                                         531,250
  500,000            Dillard's, Inc., 6.430%, due 08/01/04              489,640
  350,000            Dollar General Corp., 8.625%, due 06/15/10         329,385
  100,000            JC Penney Co., Inc., 6.125%, due 11/15/03           99,545
  300,000            JC Penney Co., Inc., 7.375%, due 06/15/04          297,179
  494,000            ShopKo Stores, Inc., 6.500%, due 08/15/03          486,590
  400,000            Tricon Global Restaurants, Inc., 7.650%,
                       due 05/15/08                                     402,000
                                                                   ------------
                                                                      2,635,589
                                                                   ------------
                     TELECOMMUNICATIONS: 8.25%
  125,000      +     AirGate PCS, Inc., 0/13.500%, due 10/01/09          83,750
  125,000            American Cellular Corp., 9.500%, due
                       10/15/09                                          92,500
  750,000            Crown Castle Intl. Corp., 10.750%, due
                       08/01/11                                         678,750
  125,000            Dobson Communications Corp., 10.875%,
                       due 07/01/10                                     120,625
  250,000            EchoStar Broadband Corp., 10.375%, due
                       10/01/07                                         269,375
  750,000      #     EchoStar DBS Corp., 9.125%, due 01/15/09           776,250
  500,000            Insight Midwest LP/Insight Capital, Inc.,
                       10.500%, due 11/01/10                            545,000
  750,000            Nextel Communications, Inc., 9.375%, due
                       11/15/09                                         500,625
  375,000      #     PanAmSat Corp., 8.500%, due 02/01/12               375,000
  125,000      #     Rural Cellular Corp., 9.750%, due 01/15/10         103,750
  250,000            Triton PCS, Inc., 8.750%, due 11/15/11             233,750
  125,000      +     US Unwired, Inc., 0/13.375%, due 11/01/09           83,125
                                                                   ------------
                                                                      3,862,500
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond Fund
           PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                             Security                          Value
--------------------------------------------------------------------------------
                    TEXTILES: 0.68%
$ 300,000     #     Interface, Inc., 10.375%, due 02/01/10         $    316,875
                                                                   ------------
                    Total Corporate Bonds (Cost $41,741,315)         42,473,597
                                                                   ------------

Shares
--------------------------------------------------------------------------------
PREFERRED STOCK: 2.18%
                      MEDIA: 2.18%
  993,700             CSC Holdings, Inc.                              1,021,027
                                                                   ------------
                      TELECOMMUNICATIONS: 0.00%
      373      @,X    O Sullivan Industries, Inc.                             4
                                                                   ------------
                      Total Preferred Stock
                        (Cost $1,305,381)                             1,021,031
                                                                   ------------

Principal
 Amount
--------------------------------------------------------------------------------
WARRANTS: 0.00%
                     TELECOMMUNICATIONS: 0.00%
      500   @,@@     GT Group Telecom, Inc. Exp. 02/01/10                 1,250
    1,000    @,X     O Sullivan Industries, Inc. Exp. 10/15/09               10
                                                                   ------------
                                                                          1,260
                                                                   ------------

                     Total Warrants (Cost $0)                             1,260
                                                                   ------------
                     Total Long-Term Investments
                      (Cost $43,046,696)                             43,495,888
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 11.03%
                     REPURCHASE AGREEMENT: 11.03%
$5,168,000           State Street Repurchase Agreement dated
                       03/28/02, 1.820% due 04/01/02, $5,169,045
                       to be received upon repurchase
                       (Collateralized by $5,210,000 SLMA, 3.010%
                       Market Value $5,274,281 due 04/25/03)       $  5,168,000
                                                                   ------------
                     Total Short-Term Investments
                       (Cost $5,168,000)                              5,168,000
                                                                   ------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $48,214,696)*               103.91%   $ 48,663,888
                     OTHER ASSETS AND LIABILITIES-NET     -3.91%     (1,833,338)
                                                         ------    ------------
                     NET ASSETS                          100.00%   $ 46,830,550
                                                         ======    ============

@    Non-income producing security
@@   Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities purchased pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
X Fair value determined by ING Valuation Committee appointed by the Funds' Board of Directors/Trustees.
* Cost for federal income tax purposes is $48,218,446. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                 $  1,316,207
                     Gross Unrealized Depreciation                     (870,765)
                                                                   ------------
                     Net Unrealized Appreciation                   $    445,442
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Money Market
Fund
                 PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 93.62%
$2,500,000    AIG Funding, Inc., 1.780%, due 04/15/02              $  2,498,269
 1,100,000    Alfa Corp., 1.800%, due 04/08/02                        1,099,615
 1,400,000    Alfa Corp., 1.820%, due 04/08/02                        1,399,505
 1,848,000    American Express Corp., 1.820%, due 05/07/02            1,844,637
 2,000,000    American Honda Finance, 1.780%, due 04/10/02            1,999,110
   500,000    American Honda Finance, 1.780%, due 04/26/02              499,382
 2,500,000    Coca Cola Co., 1.740%, due 04/02/02                     2,499,879
 2,000,000    Cooperation Association of Tractor Dealers, Inc.,
                1.830%, due 04/12/02                                  1,998,882
 2,600,000    Corporation One Credit Union, 1.830%, due 04/16/02      2,598,018
 1,700,000    Gannett, Inc., 1.800%, due 04/22/02                     1,698,215
   700,000    General Electric Capital Services Corp., 1.790%,
                due 04/16/02                                            699,478
   700,000    General Electric Capital Services Corp., 1.840%,
                due 05/17/02                                            698,354
 2,500,000    General Revenue Corp., 1.770%, due 04/01/02             2,500,000
 1,500,000    Goldman Sachs Group, 1.770%, due 04/01/02               1,500,000
 2,800,000    Great West Life & Annuity Insurance, 1.830%, due
                04/29/02                                              2,796,014
 2,500,000    Knight Ridder, Inc., 1.780%, due 04/24/02               2,497,157
 2,500,000    Kraft Foods, Inc., 1.800%, due 05/06/02                 2,495,625
 3,000,000    McGraw Hill, Inc., 1.750%, due 05/23/02                 2,992,417
 3,100,000    Metlife Funding, Inc., 1.720%, due 04/02/02             3,099,852
 2,500,000    Mid-States Bank, 1.840%, due 04/25/02                   2,496,933
 2,500,000    New York Times, 1.800%, due 05/13/02                    2,494,750
 1,000,000    Nike, Inc., 1.810%, due 05/01/02                          998,492
 3,300,000    Paccar Financial Corp., 1.770%, due 04/29/02            3,295,457
 2,000,000    Philip Morris Cos, Inc., 1.800%, due 04/23/02           1,997,800
 1,375,000    Prudential Funding Corp., 1.810%, due 05/07/02          1,372,511
 2,200,000    Salomon Smith Barney Holdings, Inc., 1.840%, due
                04/03/02                                              2,199,775
 2,400,000    Schering Corp., 1.730%, due 04/18/02                    2,398,039
 2,500,000    Systems United Corp., 1.840%, due 04/23/02              2,497,189
 2,500,000    USAA Capital Corp., 1.750%, due 04/26/02                2,496,962
 1,200,000    Verizon Network, 1.790%, due 05/07/02                   1,197,852
 1,235,000    Verizon Network, 1.800%, due 05/10/02                   1,232,592
 2,800,000    Wisconsin Corp. Central Credit Union, 1.830%,
                due 04/16/02                                          2,797,865
                                                                   ------------
              Total Commercial Paper (Cost $64,890,626)              64,890,626
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 2.71%
$1,900,000    U.S. Treasury Bill, 2.030%, due 09/26/02             $  1,880,929
                                                                   ------------
              Total U.S. Treasury Obligations (Cost $1,880,929)       1,880,929
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.59%
 2,500,000    Federal Home Loan Bank Discount Note, 1.820%, due
                06/07/02                                              2,491,532
                                                                   ------------
              Total U.S. Government Agency Obligations
                (Cost $2,491,532)                                     2,491,532
                                                                   ------------

REPURCHASE AGREEMENT: 0.06%
$  38,000     State Street Repurchase Agreement dated 3/28/02,
                1.620% due 4/01/02, $ 38,007 to be received upon
                repurchase (Collateralized by $40,000 U.S.
                Treasury Note 6.875% Market Value $44,198 due
                05/15/06)                                          $     38,000
                                                                   ------------
              Total Repurchase Agreement (Cost $38,000)                  38,000
                                                                   ------------
              TOTAL INVESTMENTS IN SECURITIES
                (COST $ 69,301,087)*                     99.98%      69,301,087
              OTHER ASSETS AND LIABILITIES-NET            0.02%          10,905
                                                        ------     ------------
              NET ASSETS                                100.00%    $ 69,311,992
                                                        ======     ============

*    ALSO REPRESENTS COST FOR INCOME TAX PURPOSES.

                 See Accompanying Notes to Financial Statements

ING
Money Market
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------

Athletic Footwear                                                       1.44%
Beverages -- Non Alcoholic                                              3.60%
Diversified Financial Services                                          9.14%
Diversified Operations                                                  3.60%
Finance -- Auto Loans                                                   8.36%
Finance -- Invesment Banker/Broker                                      5.33%
Finance-Credit Card                                                     2.66%
Food -- Miscellaneous/Diversified                                       3.60%
Government Agency                                                       3.60%
Life/Health Insurance                                                   4.04%
Medical-Wholesale Drug Distributor                                      3.46%
Multi-Line Insurance                                                    7.21%
Multimedia                                                              6.77%
Publishing -- Newspapers                                                7.20%
S&L/Thrifts-Central U.S.                                               11.38%
S&L/Thrifts-Western U.S.                                                3.60%
Special Purpose Entity                                                  9.34%
Tobacco                                                                 2.88%
U.S. Government                                                         2.71%
Repurchase Agreement                                                    0.06%
Other Assets and Liabilities, Net                                       0.02%
                                                                      ------

NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
 Amount                             Security                           Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 21.42%
$ 5,000,000    Ciesco LP, 1.790%, due 04/22/02                     $  4,994,779
  5,000,000    Ciesco LP, 1.800%, due 04/25/02                        4,994,000
  5,000,000    Corporate Asset Funding Corp., 1.780%, due 04/16/02    4,996,292
  4,164,000    Delaware Funding Corp., 1.810%, due 05/08/02           4,156,254
  5,000,000    Delaware Funding Corp., 1.820%, due 04/30/02           4,992,669
  7,000,000    Delaware Funding Corp., 1.880%, due 06/10/02           6,974,411
  5,000,000    Edison Asset Securitization 1.810%, due 05/07/02       4,990,950
  5,000,000    Edison Asset Securitization 1.820%, due 05/22/02       4,987,108
  7,000,000    Edison Asset Securitization 1.880%, due 06/04/02       6,976,604
  5,000,000    Edison Asset Securitization 1.940%, due 08/12/02       4,964,164
  7,345,000    Enterprise Funding Corp., 1.630%, due 04/11/02         7,341,674
  4,045,000    Enterprise Funding Corp., 1.800%, due 04/12/02         4,042,775
  5,000,000    Enterprise Funding Corp., 1.800%, due 04/30/02         4,992,750
  5,014,000    Enterprise Funding Corp., 1.820%, due 04/26/02         5,007,663
  5,000,000    Park Avenue Receivable, 1.800%, due 04/02/02           4,999,750
  5,000,000    Park Avenue Receivable, 1.800%, due 04/18/02           4,995,750
  5,000,000    Park Avenue Receivable, 1.800%, due 04/23/02           4,994,500
  5,000,000    Park Avenue Receivable, 1.810%, due 04/10/02           4,997,737
  4,006,000    Park Avenue Receivable, 1.840%, due 04/29/02           4,000,267
  5,000,000    Preferred Receivable Funding, 1.800%, due 04/01/02     5,000,000
  5,000,000    Windmill Funding Corp., 1.790%, due 05/09/02           4,990,554
  5,000,000    Windmill Funding Corp., 1.800%, due 04/19/02           4,995,500
  5,000,000    Windmill Funding Corp., 1.810%, due 04/02/02           4,999,749
                                                                   ------------
               Total Asset-Backed Commercial Paper
                 (Cost $118,385,900)                                118,385,900
                                                                   ------------
COMMERCIAL PAPER: 15.89%
               FIRE, MARINE AND CASUALTY INSURANCE: 1.81%
$ 5,000,000    AIG Funding, Inc., 1.760%, due 04/04/02             $  4,999,267
  5,000,000    AIG Funding, Inc., 1.830%, due 05/20/02                4,987,546
                                                                   ------------
                                                                      9,986,813
                                                                   ------------
               FOREIGN BANK & BRANCHES: 0.90%
  5,000,000    UBS Finance (DE), 1.850%, 06/06/02                     4,983,042
                                                                   ------------
               MANAGEMENT SERVICES: 1.80%
  5,000,000    Verizon Global Funding, 2.080%, 09/04/02               4,954,933
  5,000,000    Verizon Global Funding, 2.320%, 04/30/02               4,990,656
                                                                   ------------
                                                                      9,945,589
                                                                   ------------
               PERSONAL CREDIT INSTITUTIONS: 6.14%
  5,000,000    General Electric Capital Corp., 1.990%, due
                 07/11/02                                             4,972,085
  7,000,000    Household Finance Corp., 1.730%, due 04/09/02          6,997,309
  5,000,000    Household Finance Corp., 1.860%, due 05/02/02          4,991,992
  5,000,000    Transamerica Finance Corp., 1.780%, due 04/08/02       4,998,269
  7,000,000    Transamerica Finance Corp., 1.780%, due 05/15/02       6,984,771
  5,000,000    Transamerica Finance Corp., 1.890%, due 06/19/02       4,979,262
                                                                   ------------
                                                                     33,923,688
                                                                   ------------
               SECURITY BROKERS, DEALERS, AND FLOTATION COMPANIES: 3.97%
  5,000,000    Morgan Stanley Dean Witter and Co., 1.790%, due
                 04/15/02                                             4,996,519
  5,000,000    Morgan Stanley Dean Witter and Co., 1.800%, due
                 05/13/02                                             4,989,500
  7,000,000    Morgan Stanley Dean Witter and Co., 1.840%, due
                 05/16/02                                             6,983,900
  5,000,000    Salomon Smith Barney Holdings, 1.8300%, due
                 05/16/02                                             4,988,563
                                                                   ------------
                                                                     21,958,482
                                                                   ------------
               TOILET PREPARATIONS: 1.27%
  7,000,000    Gillette Co., 2.160% , due 04/22/02                    6,991,180
                                                                   ------------
               Total Commercial Paper (Cost $87,788,794)             87,788,794
                                                                   ------------
CORPORATE NOTES: 27.21%
               BANK HOLDING COMPANIES: 11.07%
  9,570,000    Bank of America Corp., 7.350%, due 04/03/02            9,571,236
  5,000,000    Bank One Corp., 1.920%, due 04/26/02                   5,000,634
  3,000,000    Chase Manhattan Corp., 1.970%, due 07/08/02            3,001,330
  5,000,000    Chase Manhattan Corp., 1.990%, due 09/11/02            5,003,377
  3,000,000    CitiCorp., 2.099%, due 06/24/02                        3,000,815
  7,000,000    Fleet Boston Financial Corp., 2.000%, due
                 05/01/02                                             7,001,211
  6,000,000    Nationsbank Corp., 2.180%, due 06/25/02                6,003,262
  3,000,000    Nationsbank Corp., 2.260%, due 08/23/02                3,003,799
 12,000,000    Wells Fargo and Co., 1.979%, due 10/30/02             12,011,233
  7,500,000    Wells Fargo and Co., 6.500%, due 09/03/02              7,587,702
                                                                   ------------
                                                                     61,184,599
                                                                   ------------
               COMMERCIAL BANKS: 1.09%
  6,000,000    Citigroup, Inc., 1.870%, due 07/12/02                  6,000,170
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                              Security                          Value
--------------------------------------------------------------------------------
               FEDERAL & FEDERALLY- SPONSORED CREDIT: 0.91%
$ 5,000,000    Sallie Mae, 1.194%, due 08/15/02                    $  5,000,000
                                                                   ------------
               NATIONAL COMMERCIAL BANKS: 5.25%
  4,000,000    Bank of America NA, 1.970%, due 05/20/02               4,000,702
  5,000,000    Bank One NA Illinois, 1.970%, due 04/07/03             5,006,558
  5,000,000    Fleet National Bank, 1.995%, due 09/03/02              5,003,266
  7,000,000    Fleet National Bank, 2.060%, due 03/06/03              7,011,625
  8,000,000    Wells Fargo Bank NA, 1.840%, due 01/21/03              8,000,000
                                                                   ------------
                                                                     29,022,151
                                                                   ------------
               PERSONAL CREDIT INSTITUTIONS: 2.09%
  7,000,000    Associates Corp. NA, 1.960%, due 05/01/02              7,001,031
  2,500,000    General Electric Capital Corp., 5.350%, due 11/18/02   2,549,378
  2,000,000    General Electric Capital Corp., 5.500%, due 04/15/02   2,002,819
                                                                   ------------
                                                                     11,553,228
                                                                   ------------
               SECURITY BROKERS, DEALERS, AND FLOTATION COMPANIES: 3.18%
  5,000,000    Merrill Lynch and Co., 2.070%, due 04/08/02            5,000,361
  2,500,000    Merrill Lynch and Co., 2.079%, due 05/31/02            2,500,719
  5,000,000    Merrill Lynch and Co., 4.300%, due 04/24/02            5,000,000
  5,000,000    Merrill Lynch and Co., 7.250%, due 07/26/02            5,051,639
                                                                   ------------
                                                                     17,552,719
                                                                   ------------
               TELEPHONE COMMUNICATIONS: 3.62%
 10,000,000    BellSouth Corp., 4.287%, due 04/26/02                  9,999,911
  5,000,000    BellSouth Telecommunications, 1.910%, due 04/04/03     5,000,000
  5,000,000    SBC Communications, Inc., 4.250%, due 06/05/02         5,000,000
                                                                   ------------
                                                                     19,999,911
                                                                   ------------
               Total Corporate Notes (Cost $150,312,778)            150,312,778
                                                                   ------------
CERTIFICATES OF DEPOSIT: 29.33%
               FOREIGN BANK AND BRANCHES: 23.18%
$10,000,000    Abbey National Treasury Services PLC, 2.010%,
                 due 07/25/02                                      $ 10,000,318
  5,000,000    Abbey National Treasury Services PLC, 4.520%,
                 due 04/17/02                                         4,999,829
  5,000,000    ABN Amro Bank NV, 1.905%, due 06/11/02                 5,001,221
  7,000,000    ABN Amro Bank NV, 4.545%, due 04/17/02                 7,008,200
  5,000,000    Barclays Bank PLC, 2.130%, due 05/28/02                5,001,875
  7,000,000    Barclays Bank PLC, 4.120%, due 05/09/02                7,016,896
  5,000,000    Barclays Bank PLC, 4.200%, due 05/21/02                5,016,127
  4,000,000    Barclays Bank PLC, 4.290%, due 04/25/02                3,999,786
  5,000,000    Canadian Imperial Bank NY Yankee, 1.880%,
                 due 05/08/02                                         4,999,581
  7,000,000    Credit Suisse First Boston, 1.800%, due 05/14/02       7,000,083
  5,000,000    Dexia Bank, 1.900%, due 06/03/02                       5,000,085
  7,000,000    Lloyds Bank PLC, 2.200%, due 04/26/02                  7,001,728
 10,000,000    Rabobank Nederland, 1.835%, due 07/05/02              10,000,131
  7,000,000    Rabobank Nederland, 2.000%, due 09/03/02               7,001,157
  7,000,000    Rabobank Nederland, 2.850%, due 03/24/03               6,997,303
  7,000,000    Royal Bank Scotland, 3.610%, due 09/06/02              7,047,855
  5,000,000    Toronto Dominion Bank Ltd., 3.655%, due 10/04/02       5,000,124
  7,000,000    UBS AG Stamford CT Yankee, 1.790%, due 07/22/02        7,000,000
  7,000,000    UBS AG Stamford CT Yankee, 1.860%, due 07/31/02        7,000,000
  6,000,000    UBS AG Stamford CT Yankee, 3.638%, due 09/27/02        5,999,854
                                                                   ------------
                                                                    128,092,153
                                                                   ------------
               NATIONAL COMMERCIAL BANKS: 6.15%
  5,000,000    Bank One NA Illinois, 4.100%, due 05/06/02             5,000,000
 10,000,000    Southtrust Bank NA, 2.000%, due 06/03/02              10,000,000
  7,000,000    State Street Bank and Trust, 1.790%, due 04/10/02      7,000,000
  7,000,000    State Street Bank and Trust, 1.880%, due 06/12/02      7,000,000
  5,000,000    State Street Bank and Trust, 2.010%, due 07/19/02      5,000,000
                                                                   ------------
                                                                     34,000,000
                                                                   ------------
               Total Certificates of Deposit (Cost $162,092,153)    162,092,153
                                                                   ------------
REPURCHASE AGREEMENT: 5.50%
 30,393,000    State Street Repurchase Agreement dated 03/28/02,
                 1.820% due 04/01/02, $ 30,399,146 to be received
                 upon repurchase (Collateralized  by $29,035,000
                 FNMA, 6.625% Market Value $31,002,295, due
                 11/15/10)                                           30,393,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $548,972,625)*                    99.35%    $548,972,625
               OTHER ASSETS AND LIABILITIES-NET           0.65%       3,603,786
                                                        ------     ------------
               NET ASSETS                               100.00%    $552,576,411
                                                        ======     ============

* Also represents cost for income tax purposes.

                 See Accompanying Notes to Financial Statements

ING
Lexington
Money Market
Trust Fund
                  PORTFOLIO OF INVESTMENTS as of March 31, 2002
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER: 76.09%
$ 2,500,000    Alfa Corp., 1.800%, due 04/08/02                    $  2,499,125
  2,100,000    American Honda Finance, 1.780%, due 04/18/02           2,098,235
  2,000,000    Cooperative Association Tractor Dealers, 1.880%,
                 due 04/09/02                                         1,999,164
  1,900,000    Corporate One Credit Union, 1.830%, due 04/16/02       1,898,551
  2,500,000    General Electric Capital Corp., 1.840%, due 05/17/02   2,494,122
  2,200,000    General Reinsurance Corp., 1.790%, due 05/31/02        2,193,437
  1,900,000    Goldman Sachs Group LP, 1.780%, due 05/01/02           1,897,182
  2,000,000    Knight Ridder, Inc., 1.780%, due 04/24/02              1,997,726
  2,300,000    Kraft Foods, Inc., 1.800%, due 05/23/02                2,294,020
  2,004,000    McGraw Hill, Inc., 1.750%, due 05/23/02                1,998,934
  1,600,000    Met Life Funding, Inc., 1.720%, due 04/02/02           1,599,924
  1,400,000    Mid States Corp. Federal Credit Union, 1.840%,
                 due 04/25/02                                         1,398,283
  1,100,000    Mid States Corp. Federal Credit Union, 1.850%,
                 due 04/15/02                                         1,099,209
  2,000,000    Minnesota Mining + Manufacturing Co., 1.760%,
                 due 04/23/02                                         1,997,848
  2,000,000    Paccar Financial Corp., 1.800%, due 05/02/02           1,996,900
  2,200,000    Philip Morris Cos., Inc., 1.780%, due 04/17/02         2,198,260
  2,300,000    Schering Corp., 1.870%, due 06/10/02                   2,291,637
  1,900,000    Systems United Corp., 1.840%, due 04/23/02             1,897,864
  2,300,000    USAA Capital Corp., 1.750%, due 04/26/02               2,297,205
  1,677,000    Verizon Network Funding, 1.800%, due 05/06/02          1,674,065
  2,200,000    Wisconsin Corp. Central Credit Union, 1.840%,
                 due 04/16/02                                         2,198,312
                                                                   ------------
               Total Commercial Paper (Cost $42,020,003)             42,020,003
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 13.55%
$ 2,500,000    FHLB Discount Note, 1.820%, due 06/07/02            $  2,491,532
  2,500,000    FHLMC Discount Note, 1.715%, due 05/16/02              2,494,525
  2,500,000    FNMA Discount Note, 1.750%, due 05/15/02               2,494,653
                                                                   ------------
               Total U.S. Government Agency Obligations
                 (Cost $7,480,710)                                    7,480,710
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 10.81%
$ 2,000,000    U.S. Treasury Bill, 1.730%, due 07/11/02            $  1,990,293
  4,000,000    U.S. Treasury Bill, 1.760%, due 07/18/02               3,978,880
                                                                   ------------
               Total U.S. Treasury Obligations (Cost $5,969,173)      5,969,173
                                                                   ------------
REPURCHASE AGREEMENTS: 0.13%
$    74,000    State Street Repurchase Agreement dated 03/28/02,
                 1.620% due 04/01/02, $74,013 to be received upon
                 repurchase (Collateralized by $80,000 FHLMC,
                 0.000%, Market Value $79,462 due 08/09/02)        $     74,000
                                                                   ------------
               TOTAL INVESTMENTS IN SECURITIES
                 (COST $55,543,886)*                   100.58%     $ 55,543,886
               OTHER ASSETS AND LIABILITIES-NET         -0.58%         (321,494)
                                                      -------      ------------
               NET ASSETS                              100.00%     $ 55,222,392
                                                      =======      ============

* Also represents cost for income tax purposes.

                 See Accompanying Notes to Financial Statements

ING
Lexington
Money Market
Trust Fund
            PORTFOLIO OF INVESTMENTS as of March 31, 2002 (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Diversified Financial Services                                          7.55%
Diversified Manufacturing                                               3.62%
Diversified Operations                                                  4.16%
Finance - Auto Loans                                                    7.41%
Finance - Investment Banker/Broker                                      3.43%
Food-Misc.-Diversified                                                  4.15%
Government Agency                                                      13.55%
Medical - Wholesale Drug Distribution                                   4.15%
Multi-Line Insurance                                                    8.50%
Multimedia                                                              3.62%
Publishing - Newspapers                                                 3.62%
S&L/Thrifts - Central U.S.                                             11.94%
S&L/Thrifts - Western U.S.                                              3.44%
Special Purpose Entity                                                  6.52%
Tobacco                                                                 3.98%
U.S. Government                                                        10.81%
Repurchase Agreements                                                   0.13%
Other Assets and Liabilities-Net                                       -0.58%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds (formerly Pilgrim Retail funds) and Variable Products held February 21, 2002, at the offices of ING, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

                                                SHARES VOTED
                                       SHARES    AGAINST OR     SHARES       BROKER       TOTAL
                                     VOTED FOR    WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                    -----------   ---------    ---------   ----------  ------------
1.   To elect twelve (12) members of the Boards of Directors or Trustees to hold office until the election and qualification of their successors.

ING Lexington Money Market Trust (formerly Lexington Money Market Trust)
Paul S. Doherty                      30,787,411   1,482,866           --           --    32,270,277
J. Michael Earley                    30,814,265   1,456,012           --           --    32,270,277
R. Barbara Gitenstein                30,809,528   1,460,749           --           --    32,270,277
Walter H. May                        30,803,368   1,466,909           --           --    32,270,277
Thomas J. McInerney                  30,811,413   1,458,864           --           --    32,270,277
Jock Patton                          30,812,527   1,457,750           --           --    32,270,277
David W.C. Putnam                    30,813,578   1,456,699           --           --    32,270,277
Blaine E. Rieke                      30,804,756   1,465,521           --           --    32,270,277
Robert C. Salipante                  30,812,527   1,457,750           --           --    32,270,277
John G. Turner                       30,812,527   1,457,750           --           --    32,270,277
Roger B. Vincent                     30,814,265   1,456,012           --           --    32,270,277
Richard A. Wedemeyer                 30,809,528   1,460,749           --           --    32,270,277

ING High Yield Fund (formerly Pilgrim High Yield Fund)
Paul S. Doherty                      46,176,643   1,004,493           --           --    47,181,136
J. Michael Earley                    46,201,604     979,532           --           --    47,181,136
R. Barbara Gitenstein                46,208,976     972,160           --           --    47,181,136
Walter H. May                        46,203,177     977,959           --           --    47,181,136
Thomas J. McInerney                  46,194,036     987,100           --           --    47,181,136
Jock Patton                          46,197,265     983,871           --           --    47,181,136
David W.C. Putnam                    46,173,260   1,007,876           --           --    47,181,136
Blaine E. Rieke                      46,184,821     996,315           --           --    47,181,136
Robert C. Salipante                  46,206,782     974,354           --           --    47,181,136
John G. Turner                       46,206,520     978,616           --           --    47,185,136
Roger B. Vincent                     46,210,297     970,839           --           --    47,181,136
Richard A. Wedemeyer                 46,201,639     979,497           --           --    47,181,136

ING GNMA Income Fund (formerly Pilgrim GNMA Income Fund)
Paul S. Doherty                      53,821,224   1,448,657           --           --    55,269,881
J. Michael Earley                    53,840,904   1,428,977           --           --    55,269,881
R. Barbara Gitenstein                53,776,043   1,493,838           --           --    55,269,881
Walter H. May                        53,802,977   1,466,904           --           --    55,269,881
Thomas J. McInerney                  53,823,075   1,446,806           --           --    55,269,881
Jock Patton                          53,840,084   1,429,797           --           --    55,269,881
David W.C. Putnam                    53,850,492   1,419,389           --           --    55,269,881
Blaine E. Rieke                      53,822,913   1,446,968           --           --    55,269,881
Robert C. Salipante                  53,796,603   1,473,278           --           --    55,269,881
John G. Turner                       53,797,818   1,472,063           --           --    55,269,881
Roger B. Vincent                     53,828,021   1,441,860           --           --    55,269,881
Richard A. Wedemeyer                 53,812,896   1,456,985           --           --    55,269,881

--------------------------------------------------------------------------------

                                                SHARES VOTED
                                       SHARES    AGAINST OR     SHARES       BROKER       TOTAL
                                     VOTED FOR    WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                    -----------   ---------    ---------   ----------  ------------
ING Classic Money Market Fund (formerly ING Pilgrim Money Market Fund)
Paul S. Doherty                     188,883,011   6,731,516           --           --   195,614,527
J. Michael Earley                   188,986,979   6,627,548           --           --   195,614,527
R. Barbara Gitenstein               189,028,491   6,586,036           --           --   195,614,527
Walter H. May                       189,019,946   6,594,581           --           --   195,614,527
Thomas J. McInerney                 189,020,476   6,594,051           --           --   195,614,527
Jock Patton                         189,100,508   6,514,019           --           --   195,614,527
David W.C. Putnam                   189,094,902   6,519,625           --           --   195,614,527
Blaine E. Rieke                     188,855,888   6,758,639           --           --   195,614,527
Robert C. Salipante                 189,048,154   6,566,373           --           --   195,614,527
John G. Turner                      189,064,033   6,550,494           --           --   195,614,527
Roger B. Vincent                    189,029,849   6,584,678           --           --   195,614,527
Richard A. Wedemeyer                189,085,689   6,528,838           --           --   195,614,527

ING Intermediate Bond Fund (formerly Pilgrim Intermediate Bond Fund)
Paul S. Doherty                       4,488,887      25,155           --           --     4,514,042
J. Michael Earley                     4,488,974      25,068           --           --     4,514,042
R. Barbara Gitenstein                 4,487,142      26,900           --           --     4,514,042
Walter H. May                         4,488,974      25,068           --           --     4,514,042
Thomas J. McInerney                   4,488,337      25,705           --           --     4,514,042
Jock Patton                           4,488,974      25,068           --           --     4,514,042
David W.C. Putnam                     4,488,974      25,068           --           --     4,514,042
Blaine E. Rieke                       4,488,887      25,155           --           --     4,514,042
Robert C. Salipante                   4,488,887      25,155           --           --     4,514,042
John G. Turner                        4,488,887      25,155           --           --     4,514,042
Roger B. Vincent                      4,488,974      25,068           --           --     4,514,042
Richard A. Wedemeyer                  4,488,887      25,155           --           --     4,514,042

ING National Tax-Exempt Bond Fund (formerly Pilgrim National Tax-Exempt Bond Fund)
Paul S. Doherty                       2,276,786       5,694           --           --     2,282,480
J. Michael Earley                     2,276,786       5,694           --           --     2,282,480
R. Barbara Gitenstein                 2,276,786       5,694           --           --     2,282,480
Walter H. May                         2,276,786       5,694           --           --     2,282,480
Thomas J. McInerney                   2,276,786       5,694           --           --     2,282,480
Jock Patton                           2,276,786       5,694           --           --     2,282,480
David W.C. Putnam                     2,276,786       5,694           --           --     2,282,480
Blaine E. Rieke                       2,276,786       5,694           --           --     2,282,480
Robert C. Salipante                   2,276,786       5,694           --           --     2,282,480
John G. Turner                        2,276,786       5,694           --           --     2,282,480
Roger B. Vincent                      2,276,786       5,694           --           --     2,282,480
Richard A. Wedemeyer                  2,276,786       5,694           --           --     2,282,480

--------------------------------------------------------------------------------

                                                SHARES VOTED
                                       SHARES    AGAINST OR     SHARES       BROKER       TOTAL
                                     VOTED FOR    WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                    -----------   ---------    ---------   ----------  ------------
ING High Yield Bond Fund (formerly Pilgrim High Yield Bond Fund)
Paul S. Doherty                       3,916,583       3,111           --           --     3,919,694
J. Michael Earley                     3,916,583       3,111           --           --     3,919,694
R. Barbara Gitenstein                 3,916,583       3,111           --           --     3,919,694
Walter H. May                         3,916,583       3,111           --           --     3,919,694
Thomas J. McInerney                   3,916,583       3,111           --           --     3,919,694
Jock Patton                           3,916,583       3,111           --           --     3,919,694
David W.C. Putnam                     3,916,583       3,111           --           --     3,919,694
Blaine E. Rieke                       3,916,583       3,111           --           --     3,919,694
Robert C. Salipante                   3,916,583       3,111           --           --     3,919,694
John G. Turner                        3,916,583       3,111           --           --     3,919,694
Roger B. Vincent                      3,916,583       3,111           --           --     3,919,694
Richard A. Wedemeyer                  3,916,583       3,111           --           --     3,919,694

ING High Yield Opportunity Fund (formerly Pilgrim High Yield Fund II)
Paul S. Doherty                      19,811,718     639,664           --           --    20,451,382
J. Michael Earley                    19,819,311     632,071           --           --    20,451,382
R. Barbara Gitenstein                19,814,390     636,992           --           --    20,451,382
Walter H. May                        19,812,085     639,297           --           --    20,451,382
Thomas J. McInerney                  19,820,146     631,236           --           --    20,451,382
Jock Patton                          19,816,309     635,073           --           --    20,451,382
David W.C. Putnam                    19,817,753     633,629           --           --    20,451,382
Blaine E. Rieke                      19,812,251     639,131           --           --    20,451,382
Robert C. Salipante                  19,817,364     634,018           --           --    20,451,382
John G. Turner                       19,816,649     634,733           --           --    20,451,382
Roger B. Vincent                     19,819,047     632,335           --           --    20,451,382
Richard A. Wedemeyer                 19,813,179     638,203           --           --    20,451,382

ING Money Market Fund (formerly Pilgrim Money Market Fund)
Paul S. Doherty                      51,722,548   3,305,462           --           --    55,028,010
J. Michael Earley                    51,722,548   3,305,462           --           --    55,028,010
R. Barbara Gitenstein                51,710,863   3,317,147           --           --    55,028,010
Walter H. May                        51,722,548   3,305,462           --           --    55,028,010
Thomas J. McInerney                  51,722,548   3,305,462           --           --    55,028,010
Jock Patton                          51,713,631   3,314,379           --           --    55,028,010
David W.C. Putnam                    51,722,548   3,305,462           --           --    55,028,010
Blaine E. Rieke                      51,722,548   3,305,462           --           --    55,028,010
Robert C. Salipante                  51,722,523   3,305,487           --           --    55,028,010
John G. Turner                       51,722,548   3,305,462           --           --    55,028,010
Roger B. Vincent                     51,722,548   3,305,462           --           --    55,028,010
Richard A. Wedemeyer                 51,722,548   3,305,462           --           --    55,028,010

--------------------------------------------------------------------------------

                                                SHARES VOTED
                                       SHARES    AGAINST OR     SHARES       BROKER       TOTAL
                                     VOTED FOR    WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                    -----------   ---------    ---------   ----------  ------------
ING Strategic Income Fund (formerly Pilgrim Strategic Income Fund)
Paul S. Doherty                       4,320,843      25,974           --           --     4,346,817
J. Michael Earley                     4,320,843      25,974           --           --     4,346,817
R. Barbara Gitenstein                 4,320,843      25,974           --           --     4,346,817
Walter H. May                         4,320,843      25,974           --           --     4,346,817
Thomas J. McInerney                   4,320,843      25,974           --           --     4,346,817
Jock Patton                           4,320,843      25,974           --           --     4,346,817
David W.C. Putnam                     4,320,843      25,974           --           --     4,346,817
Blaine E. Rieke                       4,320,843      25,974           --           --     4,346,817
Robert C. Salipante                   4,320,843      25,974           --           --     4,346,817
John G. Turner                        4,320,843      25,974           --           --     4,346,817
Roger B. Vincent                      4,320,843      25,974           --           --     4,346,817
Richard A. Wedemeyer                  4,320,843      25,974           --           --     4,346,817

2. To Approve amendments to Declarations of Trust or Trust Instruments, as the case may be, for some of the Funds to, among other things, permit the Boards to determine the number of Directors/Trustees to the Funds.

ING Lexington Money Market Trust     28,965,114   1,690,356    1,578,645       36,162    32,270,277
ING Classic Money Market Fund       155,266,418   4,965,212    8,329,569   27,053,329   195,614,528
ING High Yield Bond Fund              3,328,408       8,033       29,691      553,563     3,919,695
ING Intermediate Bond Fund            3,362,941      45,186        8,054    1,097,862     4,514,043
ING National Tax-Exempt Bond Fund     2,156,855       6,129           --      119,496     2,282,480

3. To Approve Plans of Reorganization to change only the form of corporate organization of some of the Funds without changing the substance or investment aspects of the Funds.[a][b]

ING Lexington Money Market Trust     29,792,266   1,102,576    1,339,273       36,162    32,270,277
ING High Yield Fund                  25,481,558     493,032    1,198,065   20,008,482    47,181,137
ING GNMA Income Fund, Inc.           35,824,691   1,137,007    1,693,666   16,614,517    55,269,881
ING High Yield Opportunity Fund      11,739,943     359,365      534,340    7,817,735    20,451,383
ING Money Market Fund                39,286,409     383,557    3,894,511   11,463,533    55,028,010
ING Strategic Income Fund             2,751,083       9,747       33,970    1,552,018     4,346,818

4. To Confirm PricewaterhouseCoopers LLP as current independent auditors of certain Funds.

ING Lexington Money Market Trust     30,263,929     868,685    1,137,663           --    32,270,277
ING Classic Money Market Fund       187,664,720   1,527,213    6,422,595           --   195,614,528
ING High Yield Fund                  45,673,807     403,979    1,103,351           --    47,181,137
ING GNMA Income Fund, Inc.           53,435,758     663,447    1,309,667           --    55,408,872
ING High Yield Bond Fund              3,881,156       7,935       30,603           --     3,919,694
ING High Yield Opportunity Fund      19,596,147     253,116      602,120           --    20,451,383
ING Intermediate Bond Fund            4,496,199      10,662        7,182           --     4,514,043
ING Money Market Fund                51,064,628     497,873    3,465,509           --    55,028,010
ING National Tax-Exempt Bond Fund     2,280,036          --        2,444           --     2,282,480
ING Strategic Income Fund             4,301,603      12,590       32,625           --     4,346,818

--------------------------------------------------------------------------------

                                                SHARES VOTED
                                       SHARES    AGAINST OR     SHARES       BROKER       TOTAL
                                     VOTED FOR    WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                    -----------   ---------    ---------   ----------  ------------
6.   To transact  such other  business as may  properly  come before the Special
     Meeting or any adjournment (s) or postponement(s) thereof.

ING Lexington Money Market Trust     29,378,617   1,136,473    1,755,187           --    32,270,277
ING Classic Money Market Fund       181,502,551   2,173,865   11,938,111           --   195,614,527
ING High Yield Fund                  44,805,106     694,969    1,681,062           --    47,181,137
ING GNMA Income Fund, Inc.           51,435,758   1,257,920    2,576,203           --    55,269,881
ING High Yield Bond Fund              3,864,069       9,970       45,656           --     3,919,695
ING High Yield Opportunity Fund      19,016,841     399,466    1,035,076           --    20,451,383
ING Intermediate Bond Fund            4,425,626      62,479       25,938           --     4,514,043
ING Money Market Fund                49,929,346     539,105    4,559,559           --    55,028,010
ING National Tax-Exempt Bond Fund     2,274,660       5,694        2,126           --     2,282,480
ING Strategic Income Fund             4,234,872      28,485       83,461           --     4,346,818

A special meeting of shareholders of the ING High Yield Fund held March 14, 2002, at the offices of ING, 7337 East Doubletree Ranch Road, Scottsdale, AZ
85258.

A brief description of each matter voted upon as well as the results are outline below:

1.   To approve an Agreement  and Plan of  Reorganization  (the  "Reorganization
     Agreement")  by and among High Yield  Fund and  Pilgrim  High Yield Fund II
     ("High Yield Fund II") providing for the merger of High Yield Fund with and into High Yield Fund II, which will be renamed the "ING High Yield
     Opportunity Fund."[c]

ING High Yield Fund                  20,826,386     658,061      871,078           --    22,355,525

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.[c]

ING High Yield Fund                  20,568,412     728,301    1,058,812           --    22,355,525

----------
[a] The special Meeting of Shareholders of the ING Retail Funds was adjourned to March 21, 2002, to permit the further solicitation of shareholders of the ING GNMA Income and ING Money Market Fund for their proxies relating to the proposal. The results shown are for the February 21 and March 21, 2002 meetings.
[b] The special Meeting of Shareholders of the ING Retail Funds was adjourned to March 21, 2002, April 9, 2002 and then to April 16, 2002 to permit the further solicitation of shareholders of the ING High Yield, and ING High Yield Opportunity Fund for their proxies relating to the proposal. The results shown are for the February 21 and March 21, 2002 meetings.
[c] The special Meeting of Shareholders of the ING High Yield Fund was adjourned until April 9, 2002 to permit the further solicitation of shareholders for their proxies relating to this proposal. The results shown are for the March 14, 2002 meeting.

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended March 31, 2002 were as follows:

FUND NAME                                       TYPE            PER SHARE AMOUNT
---------                                       ----            ----------------
ING GNMA Income Fund
     Class A                                     NII                 $0.4720
     Class B                                     NII                 $0.4110
     Class C                                     NII                 $0.4110
     Class I                                     NII                 $0.1060
     Class M                                     NII                 $0.4333
     Class Q                                     NII                 $0.4720
     Class T                                     NII                 $0.4370
ING National Tax-Exempt Bond Fund
     Class A                                     NII                 $0.4145
     Class B                                     NII                 $0.3368
     Class C                                     NII                 $0.3369
ING Intermediate Bond Fund
     Class A                                     NII                 $0.5253
     Class B                                     NII                 $0.4489
     Class C                                     NII                 $0.4465
     Class I                                     NII                 $0.0708
     Class A                                    STCG                 $0.6711
     Class B                                    STCG                 $0.6711
     Class C                                    STCG                 $0.6711
ING Strategic Income Fund
     Class A                                     NII                 $0.8690
     Class B                                     NII                 $0.8300
     Class C                                     NII                 $0.8300
     Class Q                                     NII                 $0.8820
ING High Yield Fund
     Class A                                     NII                 $0.3550
     Class B                                     NII                 $0.3210
     Class C                                     NII                 $0.3210
     Class M                                     NII                 $0.3210
     Class Q                                     NII                 $0.3670
     All Classes                                 ROC                 $0.0850
ING High Yield Opportunity Fund
     Class A                                     NII                 $0.9941
     Class B                                     NII                 $0.9322
     Class C                                     NII                 $0.9337
     Class Q                                     NII                 $1.0058
     Class T                                     NII                 $0.9674
ING High Yield Bond Fund
     Class A                                     NII                 $0.7809
     Class B                                     NII                 $0.7243
     Class C                                     NII                 $0.7172
ING Money Market
     Class A                                     NII                 $0.0208
     Class B                                     NII                 $0.0137
     Class C                                     NII                 $0.0132
ING Classic Money Market
     Class A                                     NII                 $0.0280
     Class B                                     NII                 $0.0220
     Class C                                     NII                 $0.0219
     Class I                                     NII                 $0.0365
ING Lexington Money Market Trust
     Class A                                     NII                 $0.0209

----------
NII -- Net investment income
STCG -- Short-term capital gain
ROC -- Return of capital

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commissions (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2002, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2001.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The  business  and affairs of the Funds are managed  under the  direction of the
Funds'   Board   of   Directors/Trustees.    Information   pertaining   to   the
Directors/Trustees and Officers of the Funds is set forth below:

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Non-Interested Directors:

Paul S. Doherty                Director/Trustee   10-29-99     Retired. Mr. Doherty was          106     Mr. Doherty is a Trustee
7337 E. Doubletree Ranch Rd.                      to Present   formerly President and                    of the GCG Trust (February
Scottsdale, AZ 85258                                           Partner, Doherty, Wallace,                2002 to present).
Age: 67                                                        Pillsbury and Murphy,
                                                               P.C.,Attorneys (1996 to
                                                               2001); a Director of
                                                               Tambrands, Inc. (1993 to
                                                               1998); and a Trustee of each
                                                               of the funds managed by
                                                               Northstar Investment
                                                               Management Corporation
                                                               (1993 to 1999).

J. Michael Earley              Director/Trustee   2-22-02 to   President and Chief               106     Mr. Earley is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      Executive Officer of Bankers              of the GCG Trust (1997 to
Scottsdale, AZ 85258                                           Trust Company, N.A. (1992                 present).
Age: 56                                                        to present).

R. Barbara Gitenstein          Director/Trustee   2-22-02 to   President of the College of       106     Dr. Gitenstein is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      New Jersey (1999 to                       of the GCG Trust (1997 to
Scottsdale, AZ 85258                                           present); Executive Vice                  present).
Age: 53                                                        President and Provost at
                                                               Drake University (1992 to
                                                               1998).

Walter H. May                  Director/Trustee   10-29-99     Retired. Mr. May was              106     Mr. May is a Trustee for
7337 E. Doubletree Ranch Rd.                      to Present   formerly Managing Director                the Best Prep Charity (1991
Scottsdale, AZ 85258                                           and Director of Marketing                 to present) and the GCG
Age: 65                                                        for Piper Jaffray, Inc. (an               Trust (February 2002 to
                                                               investment                                present).
                                                               banking/underwriting firm).
                                                               Mr. May was formerly a
                                                               Trustee of each of the funds
                                                               managed by Northstar
                                                               Investment Management
                                                               Corporation (1996 to 1999).

Jock Patton                    Director/Trustee   8-28-95 to   Private Investor. Mr. Patton      106     Mr. Patton is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      was formerly Director and                 of the GCG Trust (February
Scottsdale, AZ 85258                                           Chief Executive Officer of                2002 to present); He is
Age: 56                                                        Rainbow Multimedia Group,                 also Director of Hypercom,
                                                               Inc. (January 1999 to                     Inc. and JDA Software
                                                               December 2001); Director of               Group, Inc. (January 1999
                                                               Stuart Entertainment, Inc.;               to present); National
                                                               Directory of Artisoft, Inc.               Airlines, Inc.; and BG
                                                               (1994 to 1998); President                 Associates, Inc.
                                                               and co-owner of StockVal,
                                                               Inc. (November 1992 to June
                                                               1997) and a Partner and
                                                               Director of the law firm of
                                                               Streich Lang, P.A. (1972 to
                                                               1993).

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Non-Interested Directors:

David W.C. Putnam              Director/Trustee   10-29-99     President and Director of         106     Mr. Putnam is a Trustee of
7337 E. Doubletree Ranch Rd.                      to Present   F.L. Putnam Securities                    GCG Trust (February 2002 to
Scottsdale, AZ 85258                                           Company, Inc. and its                     present); Director of F.L.
Age: 62                                                        affiliates. Mr. Putnam is                 Putnam Securities Company,
                                                               also President, Secretary                 Inc. (June 1978 to
                                                               and Trustee of The Principled             present); F.L. Putnam
                                                               Equity Market Fund. Mr.                   Investment Management
                                                               Putnam was formerly a                     Company (December 2001 to
                                                               Director/Trustee of Trust                 present); Asian American
                                                               Realty Corp., Anchor                      Bank and Trust Company
                                                               Investment Trust, Bow Ridge               (June 1992 to present); and
                                                               Mining Co., and each of the               Notre Dame Health Care
                                                               funds managed by                          Center (1991 to present).
                                                               Northstar Investment                      He is also a Trustee of The
                                                               Management Corporation                    Principled Equity Market
                                                               (1994 to 1999).                           Fund (November 1996 to
                                                                                                         present); Progressive
                                                                                                         Capital Accumulation Trust
                                                                                                         (August 1998 to present);
                                                                                                         Anchor International Bond
                                                                                                         Trust (December 2000 to
                                                                                                         present); F.L. Putnam
                                                                                                         Foundation (December 2000
                                                                                                         to present); Mercy
                                                                                                         Endowment Foundation (1995
                                                                                                         to present);and an Honorary
                                                                                                         Trustee of Mercy Hospital
                                                                                                         (1973 to present).

Blaine E. Rieke                Director/Trustee   2-26-01 to   General Partner of                106     Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                      Present      Huntington Partners, an                   Director/Trustee of the
Scottsdale, AZ 85258                                           investment partnership                    Morgan Chase Trust Co.
Age: 68                                                        (1997 to present). Mr. Rieke              (January 1998 to present)
                                                               was formerly Chairman and                 and the GCG Trust (February
                                                               Chief Executive Officer of                2002 to present).
                                                               Firstar Trust Company (1973
                                                               to 1996). Mr. Rieke was
                                                               formerly the Chairman of
                                                               the Board and a Trustee of
                                                               each of the funds managed
                                                               by ING Investment
                                                               Management Co. LLC. (1998
                                                               to 2001).

Roger B. Vincent               Director/Trustee   2-22-02 to   President of Springwell           106     Mr. Vincent is a Trustee of
7337 E. Doubletree Ranch Rd.                      Present      Corporation, a corporate                  the GCG Trust (1994 to
Scottsdale, AZ 85258                                           advisory firm (1989 to                    present) and a Director of
Age: 56                                                        present). Mr. Vincent was                 AmeriGas Propane, Inc.
                                                               formerly a Director of                    (1998 to present).
                                                               Tatham Offshore, Inc. (1996
                                                               to 2000) and Petrolane, Inc.
                                                               (1993 to 1995).

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Non-Interested Directors:

Richard A. Wedemeyer           Director/Trustee   2-26-01 to   Vice President - Finance and      106     Mr. Wedemeyer is a Trustee
7337 E. Doubletree Ranch Rd.                      Present      Administration - of the                   of Touchstone Consulting
Scottsdale, AZ 85258                                           Channel Corporation, an                   Group (1997 to present) and
Age: 65                                                        importer of specialty alloy               the GCG Trust (February
                                                               aluminum products (1996 to                2002 to present).
                                                               present). Mr. Wedemeyer
                                                               was formerly Vice President
                                                               - Finance and
                                                               Administration - of
                                                               Performance Advantage,
                                                               Inc., a provider of training
                                                               and consultation services
                                                               (1992 to 1996), and Vice
                                                               President - Operations and
                                                               Administration- of Jim
                                                               Henson Productions (1979
                                                               to 1997). Mr. Wedemeyer
                                                               was a Trustee of each of the
                                                               funds managed by ING
                                                               Investment Management
                                                               Co. LLC. (1998 to 2001).

Interested Directors:

R. Glenn Hilliard(1)           Director/Trustee   2-26-02 to   Chairman and CEO of ING           106     Mr. Hilliard serves as a
ING Americas                                      Present      Americas and a member of                  member of the Board of
5780 Powers Ferry Road                                         its Americas Executive                    Directors of the Clemson
NW Atlanta, GA 30327                                           Committee (1999 to                        University Foundation, the
Age: 59                                                        present). Mr. Hilliard was                Board of Councilors for the
                                                               formerly Chairman and CEO                 Carter Center, a Trustee of
                                                               of ING North America,                     the Woodruff Arts Center
                                                               encompassing the U.S.,                    and sits on the Board of
                                                               Mexico and Canada regions                 Directors for the High
                                                               (1994 to 1999).                           Museum of Art. Mr. Hilliard
                                                                                                         is also a Trustee of GCG
                                                                                                         Trust (February 2002 to
                                                                                                         present).

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Interested Directors:

Thomas J. McInerney(2)         Director/Trustee   2-26-01 to   Chief Executive Officer, ING      156     Mr. McInerney serves as a
7337 E. Doubletree Ranch Rd.                      Present      U.S. Financial Services                   Director/Trustee of Aeltus
Scottsdale, AZ 85258                                           (October 2001 to present);                Investment Management,
Age: 45                                                        President, Chief Executive                Inc. (1997 to present);
                                                               Officer, and Director of                  each of the Aetna Funds
                                                               Northern Life Insurance                   (April 2002 to present);
                                                               Company (2001 to present);                Ameribest Life Insurance
                                                               and President and Director                Co. (2001 to present);
                                                               of Aetna Life Insurance and               Equitable Life Insurance
                                                               Annuity Company (1997 to                  Co. (2001 to present);
                                                               present), Aetna Retirement                First Columbine Life
                                                               Holdings, Inc. (1997 to                   Insurance Co. (2001 to
                                                               present), Aetna Investment                present); Golden American
                                                               Adviser Holding Co. (2000                 Life Insurance Co. (2001
                                                               to present), and Aetna                    to present); Life Insurance
                                                               Retail Holding Company                    Company of Georgia (2001
                                                               (2000 to present). Mr.                    to present); Midwestern
                                                               McInerney was formerly                    United Life Insurance Co.
                                                               General Manager and Chief                 (2001 to present);
                                                               Executive Officer of ING                  ReliaStar Life Insurance
                                                               Worksite Division (since                  Co. (2001 to present);
                                                               December 2000 to October                  Security Life of Denver
                                                               2001); President of Aetna                 (2001 to present); Security
                                                               Financial Services (August                Connecticut Life Insurance
                                                               1997 to December 2000);                   Co. (2001 to present);
                                                               Head of National Accounts                 Southland Life Insurance
                                                               and Core Sales and                        Co. (2001 to present); USG
                                                               Marketing for Aetna U.S.                  Annuity and Life Company
                                                               Healthcare (April 1996 to                 (2001 to present); United
                                                               March 1997); Head of                      Life and Annuity Insurance
                                                               Corporate Strategies for                  Co. Inc (2001 to present);
                                                               Aetna Inc. (July 1995 to                  and the GCG Trust (February
                                                               April 1996); and has held a               2002 to present). Mr.
                                                               variety of line and                       McInerney is a member of
                                                               corporate staff positions                 the Board of the National
                                                               since 1978.                               Commission on Retirement
                                                                                                         Policy, the Governor's
                                                                                                         Council on Economic
                                                                                                         Competitiveness and
                                                                                                         Technology of Connecticut,
                                                                                                         the Board of Directors of
                                                                                                         the Connecticut Business
                                                                                                         and Industry Association,
                                                                                                         the Board of Trustees of
                                                                                                         the Bushnell, theBoard for
                                                                                                         the Connecticut Forum, and
                                                                                                         the Board of the Metro
                                                                                                         Hartford Chamber of
                                                                                                         Commerce, and is Chairman
                                                                                                         of Concerned Citizens for
                                                                                                         Effective Government.

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Interested Directors:

John G. Turner(3)              Chairman and       10-29-99     President, Turner Investment      106     Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.   Director/Trustee   to Present   Company (since January                    member of the Board of the
Scottsdale, AZ 85258                                           2002). Mr. Turner was                     GCG Trust. Mr. Turner also
Age: 62                                                        formerly Vice Chairman of                 serves as a Director of the
                                                               ING Americas (2000 to                     Hormel Foods Corporation
                                                               2001); Chairman and Chief                 (May 2000 to present),
                                                               Executive Officer of                      Shopko Stores, Inc. (August
                                                               ReliaStar Financial Corp. and             1999 to present), and M.A.
                                                               ReliaStar Life Insurance                  Mortenson Co. (March 2002
                                                               Company (1993 to 2000);                   to present)
                                                               Chairman of ReliaStar
                                                               United Services Life
                                                               Insurance Company (1995 to
                                                               1998); Chairman of ReliaStar
                                                               Life Insurance Company of
                                                               New York (1995 to 2001);
                                                               Chairman of Northern Life
                                                               Insurance Company (1992 to
                                                               2000); Chairman and
                                                               Director/Trustee of the
                                                               Northstar affiliated
                                                               investment companies (1993
                                                               to 2001) and Director,
                                                               Northstar Investment
                                                               Management Corporation
                                                               and its affiliates (1993
                                                               to 1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

James M. Hennessy              President,      March           President and Chief               --                  --
7337 E. Doubletree Ranch Rd.   Chief           2002 to         Executive Officer of ING
Scottsdale, AZ 85258           Executive       Present         Capital Corporation, LLC,
Age: 52                        Officer, and    (for the        ING Funds Services, LLC, ING
                               Chief           ING Funds)      Advisors, Inc., ING
                               Operating                       Investments, LLC, Lexington
                               Officer                         Funds Distributor, Inc.,
                                                               Express America T.C. Inc.
                               President,      February        and EAMC Liquidation Corp.
                               Chief           2001 to         (since December 2001);
                               Executive       March           Executive Vice President and
                               Officer, and    2002 (for       Chief Operating Officer of
                               Chief           the Pilgrim     ING Quantitative
                               Operating       Funds)          Management, Inc. (since
                               Officer                         October 2001) and ING
                                                               Funds Distributor, Inc. (since
                               Chief           July 2000       June 2000). Formerly, Senior
                               Operating       to              Executive Vice President
                               Officer         February        (June 2000 to December
                                               2001(for        2000) and Secretary (April
                                               the Pilgrim     1995 to December 2000) of
                                               Funds)          ING Capital Corporation,
                                                               LLC, ING Funds Services, LLC,
                                                               ING Investments, LLC, ING
                                                               Advisors, Inc., Express
                                                               America T.C. Inc., and EAMC
                                                               Liquidation Corp.; and
                                                               Executive Vice President,
                                                               ING Capital Corporation,
                                                               LLC and its affiliates (May
                                                               1998 to June 2000) and
                                                               Senior Vice President, ING
                                                               Capital Corporation, LLC
                                                               and its affiliates (April 1995
                                                               to April 1998).

Stanley D. Vyner               Executive       March           Executive Vice President of       --                  --
7337 E. Doubletree Ranch Rd.   Vice President  2002 to         ING Advisors, Inc. and ING
Scottsdale, AZ 85258                           Present         Investments, LLC (since July
Age: 51                                        (for the        2000) and Chief Investment
                                               ING Funds)      Officer of the International
                                                               Portfolios, ING Investments,
                               Executive       July 1996       LLC (since July 1996).
                               Vice President  to March        Formerly, President and
                                               2002 (for       Chief Executive Officer of
                                               the             ING Investments, LLC
                                               international   (August 1996 to August
                                               portfolios      2000).
                                               of the
                                               Pilgrim
                                               Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Mary Lisanti                   Executive       March           Executive Vice President of       --                  --
7337 E. Doubletree Ranch Rd.   Vice President  2002 to         ING Investments, LLC and
Scottsdale, AZ 85258                           Present         ING Advisors, Inc. (since
Age: 45                                        (for the        November 1999) and of ING
                                               ING Funds)      Quantitative Management,
                                                               Inc. (since July 2000); Chief
                               Executive       May 1998        Investment Officer of the
                               Vice President  to March        Domestic Equity Portfolios,
                                               2002            ING Investments, LLC (since
                                               (for the        1999). Formerly, Executive
                                               domestic        Vice President and Chief
                                               equity          Investment Officer for the
                                               portfolios      Domestic Equity Portfolios
                                               of the          of Northstar Investment
                                               Pilgrim         Management Corporation,
                                               Funds)          whose name changed to
                                                               Pilgrim Advisors, Inc. and
                                                               subsequently became part
                                                               of ING Investments, LLC
                                                               (May 1998 to October 1999);
                                                               Portfolio Manager with
                                                               Strong Capital Management
                                                               (May 1996 to 1998); a
                                                               Managing Director and
                                                               Head of Small- and Mid-
                                                               Capitalization Equity
                                                               Strategies at Bankers Trust
                                                               Corp. (1993 to 1996).

Michael J. Roland              Executive       March           Executive Vice President,         --                  --
7337 E. Doubletree Ranch Rd.   Vice            2002 to         Chief Financial Officer and
Scottsdale, AZ 85258           President,      Present         Treasurer of ING Funds
Age: 43                        Assistant       (for the        Services, LLC, ING Funds
                               Secretary and   ING Funds)      Distributor, Inc., ING
                               Principal                       Advisors, Inc., ING
                               Financial                       Investments, LLC, ING
                               Officer                         Quantitative Management,
                                                               Inc., Lexington Funds
                               Senior Vice     June 1998       Distributor, Inc., Express
                               President and   to March        America T.C. Inc. and EAMC
                               Principal       2002 (for       Liquidation Corp. (since
                               Financial       the Pilgrim     December 2001). Formerly,
                               Officer         Funds)          Senior Vice President, ING
                                                               Funds Services, LLC, ING
                                                               Investments, LLC, and ING
                                                               Funds Distributor, Inc.
                                                               (June 1998 to December 2001)
                                                               and Chief Financial Officer
                                                               of Endeavor Group (April
                                                               1997 to June 1998).

Ralph G. Norton III            Senior Vice     March           Senior Vice President of ING      --                  --
7337 E. Doubletree Ranch Rd.   President       2002 to         Investment Advisors, Inc.
Scottsdale, AZ 85258                           Present         and ING Investments, LLC
Age: 42                                        (for the        (since October 2001) and
                                               ING Funds)      Chief Investment Officer of
                                                               the Fixed Income Portfolios,
                               Senior Vice     August          ING Investments, LLC (since
                               President       2001 to         October 2001). Formerly,
                                               March           Senior Market Strategist,
                                               2002 (for       Aeltus Investment
                                               the fixed       Management, Inc. (January
                                               income          2001 to August 2001) and
                                               portfolios      Chief Investment Officer,
                                               of the          ING Investments, LLC (1990
                                               Pilgrim         to January 2001).
                                               Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Robert S. Naka                 Senior Vice     March           Senior Vice President and         --                  --
7337 E. Doubletree Ranch Rd.   President and   2002 to         Assistant Secretary of ING
Scottsdale, AZ 85258           Assistant       Present         Funds Services, LLC, ING
Age: 38                        Secretary       (for the        Funds Distributor, Inc., ING
                                               ING Funds)      Advisors, Inc., ING
                                                               Investments, LLC, ING
                               Senior Vice     November        Quantitative Management,
                               President and   1999 to         Inc. (since October 2001)
                               Assistant       March           and Lexington Funds
                               Secretary       2002 (for       Distributor, Inc. (since
                                               the Pilgrim     December 2001). Formerly,
                                               Funds)          Vice President, ING
                                                               Investments, LLC (April 1997
                               Assistant       July 1994       to October 1999), ING Funds
                               Secretary       to              Services, LLC (February 1997
                                               November        to August 1999) and
                                               1999 (for       Assistant Vice President, ING
                                               the Pilgrim     Funds Services, LLC (August
                                               Funds)          1995 to February 1997).

Robyn L. Ichilov               Vice President  March           Vice President of ING Funds       --                  --
7337 E. Doubletree Ranch Rd.   and Treasurer   2002 to         Services, LLC (since October
Scottsdale, AZ 85258                           Present         2001) and ING Investments,
Age: 34                                        (for the        LLC (since August 1997);
                                               ING Funds)      Accounting Manager, ING
                                                               Investments, LLC (since
                               Vice President  May 1998        November 1995).
                               and Treasurer   to March
                                               2002 (for
                                               the Pilgrim
                                               Funds)

                               Vice President  November
                                               1997 to
                                               May 1998
                                               (for the
                                               Pilgrim
                                               Funds)

Kimberly A. Anderson           Vice President  March           Vice President for ING            --                  --
7337 E. Doubletree Ranch Rd.   and Secretary   2002 to         Quantitative Management,
Scottsdale, AZ 85258                           Present         Inc. (since October 2001);
Age: 37                                        (for the        Vice President and Assistant
                                               ING Funds)      Secretary of ING Funds
                                                               Services, LLC, ING Funds
                                               February        Distributor, Inc., ING
                                               2001 to         Advisors, Inc., ING
                                               March           Investments, LLC (since
                                               2002(for        October 2001) and
                                               the Pilgrim     Lexington Funds Distributor,
                                               Funds)          Inc. (since December 2001).
                                                               Formerly, Assistant Vice
                                                               President of ING Funds
                                                               Services, LLC (November
                                                               1999 to January 2001) and
                                                               has held various other
                                                               positions with ING Funds
                                                               Services, LLC for more than
                                                               the last five years.

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Lourdes R. Bernal              Vice President     March        Vice President of ING             --                  --
7337 E. Doubletree Ranch Rd.                      2002 to      Investments, LLC (since
Scottsdale, AZ 85258                              Present      January 2002). Prior to
Age: 32                                           (for         joining ING Investments, LLC
                                                  certain      in 2002, Ms. Bernal was a
                                                  ING Funds)   Senior Manager in the
                                                               Investment Management
                                                  February     Practice,
                                                  2002 to      PricewaterhouseCoopers LLP
                                                  Present      (July 2000 to December
                                                  (for the     2001); Manager,
                                                  Pilgrim      PricewaterhouseCoopers LLP
                                                  Funds)       (July 1998 to July 2000);
                                                               Manager, Coopers &
                                                               Lybrand LLP (July 1996 to
                                                               June 1998); Senior
                                                               Associate, Coopers &
                                                               Lybrand LLP (July 1992 to
                                                               June 1996); and Associate,
                                                               Coopers & Lybrand LLP
                                                               (August 1990 to June 1992).

Todd Modic                     Assistant Vice     March        Director of Financial             --                  --
7337 E. Doubletree Ranch Rd.   President          2002 to      Reporting of ING
Scottsdale, AZ 85258                              Present      Investments, LLC (since
Age: 34                                           (for the     March 2001). Formerly,
                                                  certain      Director of Financial
                                                  ING Funds)   Reporting, Axient
                                                               Communications, Inc. (May
                                                  August       2000 to January 2001) and
                                                  2001 to      Director of Finance,
                                                  March        Rural/Metro Corporation
                                                  2002 (for    (March 1995 to May 2000).
                                                  the Pilgrim
                                                  Funds)

Maria M. Anderson              Assistant Vice     March        Assistant Vice President of       --                  --
7337 E. Doubletree Ranch Rd.   President          2002 to      ING Funds Services, LLC
Scottsdale, AZ 85258                              Present      (since October 2001).
Age: 43                                           (for         Formerly, Manager of Fund
                                                  certain      Accounting and Fund
                                                  ING Funds)   Compliance, ING
                                                               Investments, LLC (September
                                                  August       1999 to November 2001);
                                                  2001 to      Section Manager of Fund
                                                  March        Accounting, Stein Roe
                                                  2002 (for    Mutual Funds (July 1998 to
                                                  the Pilgrim  August 1999); and Financial
                                                  Funds)       Reporting Analyst, Stein Roe
                                                               Mutual Funds (August 1997
                                                               to July 1998).

Denis P. Jamison               Senior Vice        March        Senior Vice President, ING        --                  --
7337 E. Doubletree Ranch Rd.   President and      2002 to      Investments, LLC (since July
Scottsdale, AZ 85258           Senior             Present      2000). Formerly, Senior Vice
Age: 54                        Portfolio          (for         President, Lexington
                               Manager            certain      Management Corporation
                               (GNMA              ING Funds)   (which was acquired by ING
                               Income Fund,                    Investments, LLC's parent
                               Money              July 2000    company in July 2000) (July
                               Market Fund        to March     1981 to July 2000).
                               and                2002 (for
                               Lexington          certain
                               Money              Pilgrim
                               Market Trust)      Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Robert K. Kinsey               Vice President  March           Vice President, ING               --                  --
7337 E. Doubletree Ranch Rd.   and Portfolio   2002 to         Investments, LLC (since
Scottsdale, AZ 85258           Manager         Present         March 1999). Formerly, Vice
Age: 43                        (Strategic      (for            President and the Fixed
                               Income Fund)    certain         Income Portfolio Manager,
                                               ING Funds)      Federated Investors (January
                                                               1995 to March 1999); and
                                               May 1999        Principal and Sub-Adviser,
                                               to March        Harris Investment
                                               2002 (for       Management (July 1992 to
                                               certain         January 1995).
                                               Pilgrim
                                               Funds)

Andy Mitchell                  Vice President  March           Vice President, ING               --                  --
7337 E. Doubletree Ranch Rd.   and Co-         2002 to         Investments, LLC (since July
Scottsdale, AZ 85258           Portfolio       Present         2000). Formerly, Senior
Age: 38                        Manager         (for            Credit Analyst, Katonah
                               (High Yield     certain         Capital (March 2000 to July
                               and High        ING Funds)      2000); Vice President and
                               Yield                           Senior High Yield Analyst,
                               Opportunity     October         Merrill Lynch Asset
                               Funds)          2000 to         Management (March 1998
                                               March           to March 2000); and
                                               2002 (for       Assistant Vice President and
                                               certain         Senior High Yield Analyst,
                                               Pilgrim         Schroder Capital
                                               Funds)          Management (March 1994
                                                               to March 1998).

Roseann G. McCarthy            Assistant Vice  March           Assistant Vice President, ING     --                  --
7337 E. Doubletree Ranch Rd.   President and   2002 to         Investments, LLC (since July
Scottsdale, AZ 85258           Portfolio       Present         2000). Formerly, Assistant
Age: 34                        Manager         (for            Vice President, Lexington
                               (GNMA           certain         Management Corporation
                               Income Fund     ING Funds)      (which was acquired by ING
                               and                             Investments, LLC's parent
                               Lexington       July 2000       company in July 2000) (April
                               Money           to March        1990 - July 2000).
                               Market Trust)   2002 (for
                                               certain
                                               Pilgrim
                                               Funds)

Edwin Schriver                 Senior Vice     March           Senior Vice President (since      --                  --
7337 E. Doubletree Ranch Rd.   President and   2002 to         November 1999) and Senior
Scottsdale, AZ 85258           Senior          Present         Portfolio Manager (since
Age: 56                        Portfolio       (for            October 2001) for ING
                               Manager         certain         Investments, LLC. Formerly,
                               (Strategic      ING Funds)      Senior High Yield Analyst,
                               Income, High                    Dreyfus Corporation (April
                               Yield and       October         1998 to November 1999);
                               High Yield      2000 to         and President, Cresent City
                               Opportunity     March           Research (July 1993 to April
                               Funds)          2002 (for       1998).
                                               certain
                                               Pilgrim
                                               Funds)

--------------------------------------------------------------------------------

                                                                                             NUMBER OF
                                                                      PRINCIPAL            PORFOLIOS IN            OTHER
                                                TERM OF OFFICE        OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS               POSITION(S)    AND LENGTH OF         DURING THE           OVERSEEN BY            HELD BY
         AND AGE                HELD WITH FUND    TIME SERVED        PAST FIVE YEARS          DIRECTOR            DIRECTOR
         -------                --------------    -----------        ---------------          --------            --------
Officers:

Russ Stiver                    Vice President  March           Vice President, ING               --                  --
7337 E. Doubletree Ranch Rd.   and Co-         2002 to         Investments, LLC (since May
Scottsdale, AZ 85258           Portfolio       Present         2000). Formerly, Acting Vice
Age: 39                        Manager         (for            President, ING Investments,
                               (High Yield     certain         LLC (April 1999 to April
                               and             ING Funds)      2000) and Portfolio
                               HighYield                       Manager, Manulife Financial
                               Opportunity     October         (November 1996 to April
                               Funds)          2000 to         2000).
                                               March
                                               2002 (for
                                               certain
                                               Pilgrim

ING Funds Distributor, Inc. offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, Inc. at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                         DOMESTIC EQUITY VALUE FUNDS
  ING Asia-Pacific Equity Fund                 ING Financial Services Fund
  ING Emerging Countries Fund                  ING Large Company Value Fund
  ING European Equity Fund                     ING MagnaCap Fund
  ING International Fund                       ING Tax Efficient Equity Fund
  ING International Growth Fund                ING Value Opportunity Fund
  ING International SmallCap Growth Fund       ING SmallCap Value Fund
  ING International Value Fund                 ING MidCap Value Fund
  ING Precious Metals Fund
  ING Russia Fund                            DOMESTIC EQUITY AND INCOME FUNDS
                                               ING Equity and Income Fund
INTERNATIONAL GLOBAL EQUITY                    ING Convertible Fund
  ING Global Technology Fund                   ING Balanced Fund
  ING Global Real Estate Fund                  ING Growth and Income Fund
  ING Worldwide Growth Fund
                                             FIXED INCOME FUNDS
DOMESTIC EQUITY FUNDS                          ING Bond Fund
  ING Growth Fund                              ING Classic Money Market Fund*
  ING Growth + Value Fund                      ING Government Fund
  ING Growth Opportunities Fund                ING GNMA Income Fund
  ING LargeCap Growth Fund                     ING High Yield Opportunity Fund
  ING MidCap Opportunities Fund                ING High Yield Bond Fund
  ING Small Company Fund                       ING Intermediate Bond Fund
  ING SmallCap Opportunities Fund              ING Lexington Money Market Trust*
  ING Technology Fund                          ING National Tax Exempt Bond Fund
  ING Biotechnology Fund                       ING Money Market Fund*
                                               ING Aeltus Money Market Fund*
DOMESTIC EQUITY INDEX FUNDS                    ING Strategic Income Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund                 GENERATION FUNDS
  ING Index Plus SmallCap Fund                 ING Ascent Fund
  ING Research Enhanced Index Fund             ING Crossroads Fund
                                               ING Legacy Fund

                                             LOAN PARTICIPATION FUNDS
                                               ING Prime Rate Trust
                                               ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, Inc., at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                 FIABCANN033102-052002